UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05876

LORD ABBETT SERIES FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Christina T. Simmons, Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

Item 1:               Report to Shareholders.

LORD ABBETT

2006

Annual

Report

Lord Abbett
Series Fund—
All Value Portfolio

For the fiscal year ended December 31, 2006

Lord Abbett Series Fund — All Value Portfolio
Annual Report

For the fiscal year ended December 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — All Value Portfolio's performance for the year ended December 31, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the year ended December 31, 2006?

A: The stock market finished the year with broad strength, as the S&P Composite 1500® Index1 gained nearly 7% (including dividends) during fourth quarter 2006, or almost half of the year's total gain.

The economic backdrop seemed to moderate as the year progressed, and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late-year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. The unemployment rate slipped

1

four-tenths of a percent, to 4.5% — well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late-year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding, so too did revenue growth. After beginning the year with positive momentum, the market entered a period of consolidation in May; the spring sell-off persisted until mid-July. During the market correction small caps, as measured by the S&P SmallCap 600® Index,2 fell more than twice (in percentage terms) as much as large caps. Once positive momentum returned, large capitalized companies led the market higher. For the year, the S&P 100® Index,3 comprised of large cap stocks, gained more than 18% (on a total return basis), while the S&P SmallCap 600 Index matched the broad market with a return of roughly 15%. Mid-capitalization companies (based on the S&P MidCap 400® Index4) trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

Q: How did the All Value Portfolio perform during the year ended December 31, 2006?

A: The Fund returned 14.6%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the Russell 3000® Value Index,5 which returned 22.3% percent in the same period. (For complete annualized performance of the Fund, please see chart on page 4.)

Q: What were the most significant factors affecting performance?

A: The technology sector was the most significant detractor from the Fund's performance relative to its benchmark for the one-year period, followed by the consumer discretionary sector.

Among the individual holdings that detracted from performance were materials and processing holding Newmont Mining Corp. (the Fund's number-one detractor), a global gold producer; Pacific Sunwear of California, Inc., an operator of mall-based specialty retail stores; other energy holdings Halliburton Co., a provider of products and services to the energy industry, and Grant Prideco, Inc., a supplier of engineered tubular products used in energy exploration and development operations (the other energy sector includes oil service companies, as well as smaller exploration and production companies, and independent refiners); and 3M Co., a large diversified operator of businesses in the electronics, telecommunications, industrial, consumer and office, health care, safety, and other markets. (The company is categorized in the other sector, a group of larger, diversified companies.)

The other energy sector, comprised of oil service and exploration and production

2

companies, was the greatest contributor to the Fund's relative performance, followed by the utilities sector and the producer durables sectors.

Among the individual holdings that contributed to performance were integrated oils holding ExxonMobil Corp. (the Fund's number-one contributor), an operator of petroleum and petrochemicals businesses; utilities holding Comcast Corp., a provider of cable services and content, as well as internet and phone services; materials and processing holdings Archer-Daniels-Midland Co., a provider of agricultural commodities and products, and Steel Dynamics, Inc., a mini-mill steel manufacturer of flat rolled, structural, bar and rail products; and Diageo plc, a producer of alcoholic beverages.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.LordAbbett.com. Read the prospectus carefully before investing.

1  The S&P Composite 1500® Index is a broad market portfolio representing the large cap, mid cap and small cap segments of the U.S. equity market.

2  The S&P SmallCap 600® Index is comprised of 600 small-cap companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

3  The S&P 100® Index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue-chip stocks across diverse industry groups.

4  The S&P MidCap 400® Index measures the performance of the mid-size company segment of the U.S. market.

5  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.lordabbett.com.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 3000® Value Index and the S&P 500/Citigroup Value Index, assuming reinvestment of all dividends and distributions. The S&P 500/Citigroup Value Index was formerly named the S&P 500/Barra Value Index, which recently experienced some adjustments in the methodology used for performance reporting purposes. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2006

	1 Year	Life of Class
Class VC2	14.64%	16.97%

1 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 30, 2003.

2 The Class VC shares were first offered on April 30, 2003. Performance is at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/06 – 12/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/06	12/31/06	7/1/06 - 12/31/06
Class VC
Actual	$1,000.00	$1,062.50	$5.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.42	$5.85

†  Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2006

Sector*	%**
Auto & Transportation	1.02%
Consumer Discretionary	9.53%
Consumer Staples	10.52%
Financial Services	17.59%
Healthcare	9.69%
Integrated Oils	6.34%
Materials & Processing	11.93%
Other	8.47%
Other Energy	2.07%
Producer Durables	3.88%
Technology	7.66%
Utilities	10.22%
Short-Term Investment	1.08%
Total	100.00%

  *  A sector may comprise several industries.
  **  Represents percent of total investments.

6

Schedule of Investments

December 31, 2006

Investments	Shares	Value (000)
COMMON STOCKS 99.37%
Advertising Agency 1.43%
Interpublic Group of Cos. (The)*	33,100	$405
R.H. Donnelley Corp.*	10,900	684
Total		1,089
Aerospace 0.74%
Curtiss-Wright Corp.	10,200	378
Moog Inc., Class A*	4,850	185
Total		563
Auto Components 1.02%
Oshkosh Truck Corp.	16,000	775
Banks 6.49%
Bank of America Corp.	12,700	678
Bank of New York Co., Inc. (The)	19,100	752
Cullen/Frost Bankers, Inc.	25,200	1,407
Marshall & Ilsley Corp. (The)	24,000	1,154
SunTrust Banks, Inc.	6,000	507
U.S. Bancorp.	12,000	434
Total		4,932
Beverage: Soft Drinks 2.22%
PepsiCo, Inc.	26,900	1,683
Chemicals 2.72%
Cabot Corp.	15,100	658
Praxair, Inc.	12,875	764
Rohm & Haas Co.	12,600	644
Total		2,066
Communications & Media 0.63%
Time Warner, Inc.	22,100	481
Communications Technology 2.08%
Anixter Int'l., Inc.*	10,500	570
McAfee, Inc.*	23,800	675

Investments	Shares	Value (000)
Tellabs, Inc.*	32,800	$337
Total		1,582
Computer Services, Software & Systems 0.88%
Cadence Design Systems, Inc.*	37,400	670
Computer Technology 2.76%
Sun Microsystems, Inc.*	171,100	927
Zebra Technologies Corp., Class A*	33,500	1,166
Total		2,093
Consumer Electronics 0.20%
Harman Int'l. Industries, Inc.	1,500	150
Consumer Products 0.80%
Int'l. Flavors & Fragrances Inc.	12,400	610
Containers & Packaging: Metal & Glass 0.33%
AptarGroup, Inc. (United Kingdom)(a)	4,100	242
Crown Holdings, Inc.*	400	8
Total		250
Containers & Packaging: Paper & Plastic 0.40%
Sonoco Products Co.	8,000	304
Diversified Financial Services 2.78%
Citigroup, Inc.	37,900	2,111
Diversified Manufacturing 1.57%
Ball Corp.	11,000	480
Brady Corp.	10,400	388
Hexcel Corp.*	18,800	327
Total		1,195
Drug & Grocery Store Chains 1.62%
Kroger Co. (The)	53,300	1,230
Drugs & Pharmaceuticals 8.03%
Abbott Laboratories	26,000	1,266
Bristol-Myers Squibb Co.	11,800	311

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2006

Investments	Shares	Value (000)
Mylan Laboratories Inc.	40,900	$816
Novartis AG ADR	26,500	1,522
Sanofi-Aventis ADR	5,000	231
Schering-Plough Corp.	27,930	660
Teva Pharmaceutical Industries Ltd. ADR	11,500	357
Wyeth	18,400	937
Total		6,100
Electrical & Electronics 0.24%
Plexus Corp.*	7,500	179
Electrical Equipment & Components 1.87%
AMETEK, Inc.	9,550	304
Cooper Industries Ltd., Class A	5,800	524
Emerson Electric Co.	13,400	591
Total		1,419
Electronics 0.04%
AVX Corp.	1,800	27
Electronics: Technology 1.70%
General Dynamics Corp.	17,400	1,294
Engineering & Contracting Services 0.15%
URS Corp.*	2,700	116
Financial Data Processing Services & Systems 0.25%
Automatic Data Processing, Inc.	3,800	187
Financial: Miscellaneous 1.00%
Federal Home Loan Mortgage Corp.	3,700	251
Federal National Mortgage Assoc.	8,500	505
Total		756
Foods 2.43%
Campbell Soup Co.	22,500	875
Kraft Foods Inc., Class A	27,200	971
Total		1,846

Investments	Shares	Value (000)
Gold 3.03%
Barrick Gold Corp. (Canada)(a)	44,100	$1,354
Newmont Mining Corp.	20,900	944
Total		2,298
Healthcare Management Services 0.29%
Sierra Health Services, Inc.*	6,100	220
Household Furnishings 0.35%
Ethan Allen Interiors Inc.	7,400	267
Identification Control & Filter Devices 1.29%
Hubbell, Inc., Class B	6,700	303
IDEX Corp.	8,100	384
Parker Hannifin Corp.	3,800	292
Total		979
Insurance: Multi-Line 4.75%
Allstate Corp. (The)	7,200	469
American Int'l. Group, Inc.	29,400	2,107
Genworth Financial, Inc., Class A	30,200	1,033
Total		3,609
Insurance: Property-Casualty 1.06%
Everest Re Group, Ltd. (Bermuda)(a)	8,200	805
Machinery: Oil Well Equipment & Services 1.10%
Halliburton Co.	9,000	279
Schlumberger Ltd. (Netherlands)(a)	2,800	177
Superior Energy Services, Inc.*	11,500	376
Total		832
Medical & Dental Instruments & Supplies 1.41%
Boston Scientific Corp.*	13,400	230
Patterson Companies, Inc.*	13,900	494
Zimmer Holdings, Inc.*	4,400	345
Total		1,069

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2006

Investments	Shares	Value (000)
Metal Fabricating 2.16%
Quanex Corp.	22,850	$790
Shaw Group, Inc. (The)*	25,400	851
Total		1,641
Miscellaneous: Consumer Staples 1.64%
Diageo plc ADR	15,700	1,245
Miscellaneous: Materials & Processing 0.31%
Rogers Corp.*	3,990	236
Multi-Sector Companies 8.51%
Berkshire Hathaway Financial, Class B*	425	1,558
Carlisle Cos., Inc.	13,700	1,075
Eaton Corp.	4,470	336
General Electric Co.	76,700	2,854
Trinity Industries, Inc.	18,200	641
Total		6,464
Oil: Crude Producers 0.39%
Range Resources Corp.	10,700	294
Oil: Integrated Domestic 0.62%
EnCana Corp. (Canada)(a)	10,200	469
Oil: Integrated International 5.75%
Chevron Corp.	10,700	787
ExxonMobil Corp.	46,700	3,578
Total		4,365
Publishing: Miscellaneous 1.40%
R.R. Donnelley & Sons Co.	30,000	1,066
Real Estate Investment Trusts 0.35%
Host Hotels & Resorts, Inc.	10,820	266
Rental & Leasing Services: Commercial 0.69%
GATX Financial Corp.	12,100	524
Restaurants 0.65%
Brinker Int'l., Inc.	8,950	270

Investments	Shares	Value (000)
Ruby Tuesday, Inc.	8,200	$225
Total		495
Retail 2.33%
Costco Wholesale Corp.	12,800	677
Federated Department Stores, Inc.	24,774	945
Foot Locker, Inc.	6,900	151
Total		1,773
Savings & Loan 0.30%
Webster Financial Corp.	4,665	227
Services: Commercial 1.37%
Sabre Holdings Corp., Class A	11,900	379
Waste Connections, Inc.*	1,000	42
Waste Management, Inc.	16,800	618
Total		1,039
Soaps & Household Chemicals 2.66%
Procter & Gamble Co. (The)	31,409	2,019
Steel 1.31%
Carpenter Technology Corp.	9,700	994
Textiles Apparel Manufacturers 0.40%
VF Corp.	3,700	304
Utilities: Cable TV & Radio 2.36%
Comcast Corp., Special, Class A*	42,750	1,790
Utilities: Electrical 4.02%
Ameren Corp.	4,218	227
CMS Energy Corp.*	15,440	258
Dominion Resources, Inc.	5,100	428
FPL Group, Inc.	6,900	375
PNM Resources, Inc.	13,000	404
Southern Co. (The)	36,900	1,360
Total		3,052

See Notes to Financial Statements.
9

Schedule of Investments (concluded)

December 31, 2006

Investments	Shares	Value (000)
Utilities: Gas Distributors 0.85%
AGL Resources Inc.	4,800	$187
UGI Corp.	16,900	461
Total		648
Utilities: Gas Pipelines 0.60%
El Paso Corp.	29,700	454
Utilities: Telecommunications 3.04%
AT&T Inc.	32,400	1,158
BellSouth Corp.	4,000	188
Qwest Communications Int'l., Inc.*	16,700	140
Verizon Communications, Inc.	22,100	823
Total		2,309
Total Common Stocks (cost $68,794,401)		$75,461

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 1.08%
Repurchase Agreement
Repurchase Agreement dated 12/29/2006, 4.61% due 1/2/2007 with State Street Bank & Trust Co. collateralized by $840,000 of Federal National Mortgage Assoc. at 5.20% due 11/20/2009; value: $843,150; proceeds: $822,734 (cost $822,313)	$822	$822
Total Investments in Securities 100.45% (cost $69,616,714)		76,283
Liabilities in Excess of Other Assets (0.45%)		(343)
Net Assets 100.00%		$75,940

  ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

December 31, 2006

ASSETS:
Investment in securities, at value (cost $69,616,714)	$76,282,846
Receivables:
Capital shares sold	137,779
Investment securities sold	136,811
Interest and dividends	92,088
From advisor	8,410
Prepaid expenses and other assets	481
Total assets	76,658,415
LIABILITIES:
Payables:
Investment securities purchased	579,206
Management fee	49,593
Capital shares reacquired	3,794
Fund administration	2,645
Directors' fees	2,240
Accrued expenses and other liabilities	80,493
Total liabilities	717,971
NET ASSETS	$75,940,444
COMPOSITION OF NET ASSETS:
Paid-in capital	$68,093,147
Undistributed net investment income	3,834
Accumulated net realized gain on investments	1,177,331
Net unrealized appreciation on investments	6,666,132
Net Assets	$75,940,444
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	4,608,335
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.48

See Notes to Financial Statements.
11

Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Dividends (net of foreign withholding taxes of $4,132)	$957,322
Interest	151,136
Total investment income	1,108,458
Expenses:
Management fee	450,391
Shareholder servicing	218,361
Professional	34,151
Reports to shareholders	29,237
Custody	25,997
Fund administration	24,021
Directors' fees	1,994
Other	508
Gross expenses	784,660
Expense reductions (See Note 7)	(1,618)
Expenses assumed by advisor (See Note 3)	(92,613)
Net expenses	690,429
Net investment income	418,029
Net realized and unrealized gain:
Net realized gain on investments	2,722,185
Net change in unrealized appreciation on investments	4,750,311
Net realized and unrealized gain	7,472,496
Net Increase in Net Assets Resulting From Operations	$7,890,525

See Notes to Financial Statements.
12

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Operations:
Net investment income	$418,029	$111,442
Net realized gain on investments	2,722,185	425,668
Net change in unrealized appreciation on investments	4,750,311	1,350,562
Net increase in net assets resulting from operations	7,890,525	1,887,672
Distributions to shareholders from:
Net investment income	(417,910)	(110,223)
Net realized gain	(1,839,666)	(112,911)
Total distributions to shareholders	(2,257,576)	(223,134)
Capital share transactions (See Note 10):
Proceeds from sales of shares	50,173,884	26,755,099
Reinvestment of distributions	2,257,576	223,134
Cost of shares reacquired	(16,401,072)	(822,580)
Net increase in net assets resulting from capital share transactions	36,030,388	26,155,653
Net increase in net assets	41,663,337	27,820,191
NET ASSETS:
Beginning of year	$34,277,107	$6,456,916
End of year	$75,940,444	$34,277,107
Undistributed net investment income	$3,834	$3,715

See Notes to Financial Statements.
13

Financial Highlights

	Year Ended			4/30/2003(c) to
	2006	2005	2004	12/31/2003
Per Share Operating Performance
Net asset value, beginning of period	$14.82	$13.95	$12.10	$10.00
Investment operations:
Net investment income(a)	.11	.09	.13	.04
Net realized and unrealized gain	2.06	.88	1.77	2.48
Total from investment operations	2.17	.97	1.90	2.52
Distributions to shareholders from:
Net investment income	(.09)	(.05)	(.05)	(.04)
Net realized gain	(.42)	(.05)	— (e)	(.38)
Total distributions	(.51)	(.10)	(.05)	(.42)
Net asset value, end of period	$16.48	$14.82	$13.95	$12.10
Total Return(b)	14.64%	6.95%	15.71%	25.33	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.15%	1.14%	1.14%	.77	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.15%	1.14%	1.14%	.77	%(d)
Expenses, excluding expense reductions and expenses assumed	1.30%	1.75%	3.06%	22.10	%(d)
Net investment income	.69%	.66%	.99%	.35	%(d)
Supplemental Data:
Net assets, end of period (000)	$75,940	$34,277	$6,457	$251
Portfolio turnover rate	59.92%	34.89%	19.19%	29.69	%(d)

(a) Calculated using average shares outstanding during the period.

(b) Total return assumes the reinvestment of all distributions.

(c) Commencement of operations.

(d) Not annualized.

(e) Amount is less than $.01.

See Notes to Financial Statements.
14

Notes to Financial Statements

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers All Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its

15

Notes to Financial Statements (continued)

agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion  .75%
Next $1 billion  .70%
Over $2 billion  .65%

For the fiscal year ended December 31, 2006, the effective management fee paid to Lord Abbett was at a rate of .75% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2006, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary, so that the Fund's expenses (excluding management fee) did not exceed an annual rate of .40% of average daily net assets. A similar agreement is in place through April 30, 2008.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2006, the Fund incurred expenses of $208,406 for such services arrangements with certain insurance companies, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount,

16

Notes to Financial Statements (continued)

if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and 2005 are as follows:

	12/31/2006	12/31/2005
Distributions paid from:
Ordinary income	$1,210,765	$162,198
Net long-term capital gains	1,046,811	60,936
Total distributions paid	$2,257,576	$223,134

As of December 31, 2006, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net	$459,329
Undistributed long-term capital gains	742,362
Total undistributed earnings	$1,201,691
Temporary differences	(2,240)
Unrealized gains – net	6,647,846
Total accumulated earnings – net	$7,847,297

As of December 31, 2006, the aggregate unrealized security gains and (losses) based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$69,635,000
Gross unrealized gain	7,100,065
Gross unrealized loss	(452,219)
Net unrealized security gain	$6,647,846

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2006 are as follows:

Purchases	Sales
$68,872,124	$34,365,267

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2006.

17

Notes to Financial Statements (continued)

6.  DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' Fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions, relating to portfolio transactions and calculating the Fund's NAV.

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

18

Notes to Financial Statements (continued)

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Shares sold	3,138,034	1,893,434
Reinvestment of distributions	137,072	15,066
Shares reacquired	(979,890)	(58,398)
Increase	2,295,216	1,850,102

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund will adopt FIN 48 as of June 29, 2007 and the impact to the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. — All Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – All Value Portfolio (the "Fund"), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – All Value Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 16, 2007

20

Supplemental Proxy Information (unaudited)

A meeting of the Lord Abbett Series Fund's shareholders was held on December 18, 2006. The meeting was held for the purpose of approving the election of the following nine (9) Directors:

•  E. Thayer Bigelow

•  William H.T. Bush

•  Robert B. Calhoun, Jr.

•  Robert S. Dow

•  Daria L. Foster

•  Julie A. Hill

•  Franklin W. Hobbs

•  Thomas J. Neff

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
E. Thayer Bigelow	974,105,583.544	7,722,134.430	-	-
William H.T. Bush	973,886,596.501	7,941,121.473	-	-
Robert B. Calhoun, Jr.	974,440,320.817	7,387,397.157	-	-
Robert S. Dow	973,413,290.168	8,414,427.806	-	-
Daria L. Foster	973,319,300.375	8,508,417.599	-	-
Julie A. Hill	974,180,497.446	7,647,220.528	-	-
Franklin W. Hobbs	974,525,017.914	7,302,700.060	-	-
Thomas J. Neff	974,185,147.703	7,642,570.271	-	-
James L.L. Tullis	974,413,438.295	7,414,279.679	-	-

21

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Directors

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC
		(since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004);
		Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Sholom Dinsky (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Kenneth G. Fuller (1945)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2002; formerly Portfolio Manager and Senior Vice President at Pioneer Investment Management, Inc.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 – 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Cap Growth Assets at J & W Seligman & Company.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert G. Morris (1944)	Vice President	Elected in 1995	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2001	Assistant General Counsel, joined Lord Abbett in 1999.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC (2000-2003).

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings on December 11 and 12, 2006, the Board, including all of the Directors who are not interested persons of the Company, considered whether to approve the continuation of the existing management agreement between the Company and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2006, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance versus that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the third quintile of its peer group for the nine-month and one-year periods and in the second quintile for the three-year period. The Board also observed that the Fund's investment performance was below that of the Lipper Multi-Cap Value Index for the nine-month and one-year periods, and above that of the Index for the three-year period. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Lord Abbett Securities Trust–All Value Fund and that the Lord Abbett Securities Trust–All Value Fund was in the second quintile of its performance universe for the five-year period and in the first quintile for the ten-year period and below the relevant Lipper index for the five-year period and above that of the index for the most recent ten-year period.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment

27

objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense ratio of the Fund and the expense ratios of the peer expense groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited all expenses other than management fees to not more than forty basis points, and that the Board and Lord Abbett had agreed to a new expense reimbursement agreement with the same terms. The Board observed that the Fund's total expense ratio was approximately thirteen basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from the certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that

28

business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces the Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2006 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 61.86% of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2006, $1,046,811 represents long-term capital gains.

30

Lord Abbett Series Fund, Inc.
  All Value Portfolio

LASFAV-2-1206
(2/07)

This report, when not used for the general
information of shareholders of the Fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

LORD ABBETT

2006

Annual

Lord Abbett
Series Fund—
America's Value Portfolio

Report

For the fiscal year ended December 31, 2006

Lord Abbett Series Fund — America's Value Portfolio

Annual Report

For the fiscal year ended December 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — America's Value Portfolio's performance for the year ended December 31, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the year ended December 31, 2006?

A: The stock market finished the year with broad strength, as the S&P Composite 1500® Index1 gained nearly 7% (including dividends) during fourth quarter 2006, or almost half of the year's total gain.

The economic backdrop seemed to moderate as the year progressed, and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late-year

1

employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. The unemployment rate slipped four-tenths of a percent, to 4.5% – well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late-year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding, so too did revenue growth. After beginning the year with positive momentum, the market entered a period of consolidation in May; the spring sell-off persisted until mid-July. During the market correction small caps, as measured by the S&P SmallCap 600® Index,2 fell more than twice (in percentage terms) as much as large caps. Once positive momentum returned, large capitalized companies led the market higher. For the year, the S&P 100® Index,3 comprised of large cap stocks, gained more than 18% (on a total return basis), while the S&P SmallCap 600 Index matched the broad market with a return of roughly 15%. Mid-capitalization companies (based on the S&P MidCap 400® Index4) trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

The Federal Reserve Board (the Fed) ended its string of 17 consecutive interest rate increases with its final quarter-point hike on June 29, 2006. This round of tightening, which began in June 2004, brought the fed funds target rate to 5.25% from the 1.00% level it had been at since the last round of easing ended in June 2003. Of the 17 interest rate increases, four of them took place in 2006.

Over the year, the yield curve inverted. Rates on the six-month Treasury rose 71 basis points, to 5.08%, while rates on the long-term 10-year Treasury rose 31 basis points, to finish the year at 4.70%. During the year, the Merrill Lynch High Yield Master II Index5 posted an 11.77% total return, the Lehman Brothers U.S. Aggregate Bond Index6 posted a 4.33% gain for the year, and the Merrill Lynch All Convertibles Index7 returned 12.83%. Convertibles captured approximately 80% of the upside of equities, with the S&P 500® Index8 up 15.80%.

In 2006, investors showed a preference for riskier, lower-rated securities. Within the high yield market, CCC-rated bonds outperformed single and double B-rated bonds, with the Merrill Lynch CCC-Rated High Yield Index9 up 18.60%, the Merrill Lynch B-Rated High Yield Index9 up 11.40%, and the Merrill Lynch BB-Rated High Yield Index9 up 9.88%. In the convertible market, speculative-grade issues beat investment-grade issues as

2

well. Merrill Lynch All Speculative Grade Convertibles Index10 was up 17.65% for the year, while the Merrill Lynch All Investment Grade Convertibles Index11 was up 8.57%. Even in the high-grade portion of the market, mortgages and corporates outperformed Treasuries.

Q: How did the America's Value Portfolio perform during the year ended December 31, 2006?

A: The Fund returned 14.6%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the S&P 500 Index, which returned 15.8% in the same period. (For complete annualized performance of the Fund, please see chart on page 6.)

Note: Lord Abbett America's Value Portfolio is not a balanced fund and has the capability to adjust equity and fixed income allocations, based on relative value in the market and the investment team's proprietary fundamental research.

Q: What were the most significant factors affecting performance?

Equity Portion

A: The materials sector was the greatest detractor from the Fund's performance relative to its benchmark for the one-year period, followed by the financials sector and the energy sector.

Among the individual holdings that detracted from performance were Bowater Inc., a manufacturer of newsprint, coated and uncoated groundwood papers, bleached kraft pulp and lumber products; Chemtura Corp., a global manufacturer of specialty chemicals, crop protection, and pool, spa, and home care products; The Dow Chemical Co., a provider of chemical, plastic, and agricultural products and services; EOG Resources, Inc., an oil and gas company with a prospect portfolio and a three-dimensional seismic program in place; and consumer discretionary holding Dana Corp., a maker of components and systems for worldwide automotive, heavy truck, off-highway, engine, and industrial markets.

The telecommunications services sector was the strongest contributor to the Fund's performance relative to its benchmark for the 12-month period, followed by information technology sector (owing to the Fund's underweight position in this sector) and the consumer staples sector.

Among the individual holdings that contributed to performance were AT&T Inc. (the Fund's number-one contributor), a provider of communications services; consumer staples company H.J. Heinz Co., a manufacturer of processed food products; consumer discretionary holding OfficeMax Inc., a seller of office products; energy holding Chevron Corp., an integrated energy company; and utilities holding Puget Energy Inc., a provider of electric and gas services to customers principally located in the Puget Sound region of Washington State.

Bond Portion

A: All sectors in which the Fund participates added to performance in the

3

period. The high-yield bond market made the greatest contribution to performance, followed by the convertible securities and high-grade investment bond markets.

Detracting from performance in the high-yield bond market were auto parts and equipment manufacturer Dana Corp., and LCE Acquisition Corp. securities issued in connection with the acquisition of theater and entertainment firm Loews Cineplex Entertainment (LCE) Corp. by AMC Entertainment Inc.

Within the high-yield bond market, the top five individual holdings adding to performance were theater and entertainment holding AMC Entertainment Inc., owner of 415 theater chains nationwide; auto loan holdings General Motors Acceptance Corp., a global finance company, and Ford Motor Credit Corp., an auto financing firm; pharmaceutical firm Warner Chilcott, Inc., a maker of women's healthcare and urology prescription drugs; and cable company Mediacom Broadband LLC, which provides high-speed internet service to residential customers nationwide.

Detracting from performance in the convertible securities market were pharmaceutical companies Watson Pharmaceuticals, Inc., a maker of both branded and generic drugs, and CV Therapeutics, Inc., a developer of small-molecule drugs to treat chronic cardiovascular diseases; Genzyme Corp., a manufacturer of drug treatments for genetic disorders and organ transplants; media company Emmis Communications Corp., an operator of radio stations; and software services holdings DST Systems, Inc., a provider of information processing software for the mutual fund industry.

Within the convertible securities market, the top five individual holdings adding to performance were machinery manufacturer AGCO Corp., a maker of agricultural machinery and equipment; telecommunications and integrated services holding Qwest Communications International, Inc., an international provider of high-capacity broadband fiber-optic networks; Hilton Hotels Corp., which operates nearly 2,800 hotels and resorts in more than 80 countries; railroad holding CSX Corp., an operator of railroads in the eastern United States; and gas distribution holding El Paso Corp., a provider of gas transportation and storage, as well as exploration and production services.

The portfolio's holdings in the investment-grade bond market were profitable in the period and consisted largely of Federal National Mortgage agency bonds.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

4

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus for any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P Composite 1500® Index is a broad market portfolio representing the large cap, mid cap and small cap segments of the U.S. equity market.

2  The S&P SmallCap 600® Index is comprised of 600 small-cap companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

3  The S&P 100® Index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue-chip stocks across diverse industry groups.

4  The S&P MidCap 400® Index measures the performance of the mid-size company segment of the U.S. market.

5  The Merrill Lynch High Yield Master II Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market (includes Yankee bonds).

6  The Lehman Brothers U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

7  The Merrill Lynch All Convertibles Index contains issues that have an aggregate market value of greater than $50 million. The issues are U.S. dollar-denominated, sold into the U.S. market, and are publicly traded in the United States.

8  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

9  The Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. The indexes for CCC, B, and BB are part of the Merrill Lynch High Yield Index, with the only difference being the addition of a ratings filter.

10  The Merrill Lynch All Speculative Grade Convertibles Index consists of speculative-grade publicly traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

11  The Merrill Lynch All Investment Grade Convertibles Index consists of investment-grade publicly traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.lordabbett.com.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

5

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index and the 65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2006

	1 Year	Life of Class
Class VC2	14.55%	15.69%

1 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for the index begins on April 30, 2003.

2 The Class VC shares were first offered on April 30, 2003. Performance is at net asset value.

6

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/06 – 12/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/06	12/31/06	7/1/06 – 12/31/06
Class VC
Actual	$1,000.00	$1,112.00	$6.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.42	$5.85

†  Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2006

Sector*	%**
Consumer Discretionary	20.73%
Consumer Staples	7.50%
Energy	8.66%
Financials	15.47%
Healthcare	5.18%
Industrials	7.33%
Information Technology	2.25%
Materials	13.54%
Telecommunication Services	6.40%
Utilities	9.00%
Short-Term Investment	3.94%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

8

Schedule of Investments

December 31, 2006

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 95.55%
COMMON STOCKS 64.69%
Chemicals 4.92%
Chemtura Corp.	132	$1,269,234
Eastman Chemical Co.	35	2,052,126
Monsanto Co.	28	1,486,599
Total		4,807,959
Commercial Banks 1.15%
Bank of America Corp.	21	1,126,529
Commercial Services & Supplies 3.32%
R.R. Donnelley & Sons Co.	62	2,214,142
Waste Management, Inc.	28	1,033,237
Total		3,247,379
Communications Equipment 1.06%
Avaya Inc.*	74	1,033,192
Containers & Packaging 1.61%
Ball Corp.	36	1,573,960
Diversified Consumer Services 2.07%
ServiceMaster Co. (The)	155	2,025,495
Diversified Telecommunication Services 3.57%
AT&T Inc.	79	2,827,825
Verizon Communications, Inc.	18	662,872
Total		3,490,697
Electric Utilities 4.36%
Ameren Corp.	36	1,950,399
Puget Energy, Inc.	91	2,312,832
Total		4,263,231
Electrical Equipment 0.97%
Hubbell, Inc., Class B	21	944,889

See Notes to Financial Statements.
9

Schedule of Investments (continued)

December 31, 2006

Investments	Shares (000)	Value
Energy Equipment & Services 3.38%
GlobalSantaFe Corp. (Cayman Islands)(b)	29	$1,681,108
Halliburton Co.	52	1,617,705
Total		3,298,813
Food Products 4.54%
H.J. Heinz Co.	42	1,890,420
Kellogg Co.	35	1,732,076
Kraft Foods Inc., Class A	23	817,530
Total		4,440,026
Gas Utilities 2.36%
NiSource, Inc.	96	2,311,190
Hotels, Restaurants & Leisure 1.17%
McDonald's Corp.	26	1,143,714
Household Durables 5.73%
Newell Rubbermaid, Inc.	68	1,959,915
Snap-on Inc.	30	1,414,908
Tupperware Brands Corp.	98	2,222,563
Total		5,597,386
Insurance 6.44%
ACE Ltd. (Bermuda)(b)	33	1,986,696
PartnerRe Ltd. (Bermuda)(b)	19	1,370,879
Safeco Corp.	16	1,007,055
XL Capital Ltd., Class A (Bermuda)(b)	27	1,930,136
Total		6,294,766
Media 2.67%
Clear Channel Communications, Inc.	59	2,111,076
Interpublic Group of Cos. (The)*	40	494,667
Total		2,605,743
Multi-Line Retail 0.94%
Federated Department Stores, Inc.	24	917,713

See Notes to Financial Statements.
10

Schedule of Investments (continued)

December 31, 2006

Investments			Shares (000)	Value
Oil & Gas 3.23%
Chevron Corp.			28	$2,022,075
EOG Resources, Inc.			18	1,130,345
Total				3,152,420
Paper & Forest Products 3.89%
Bowater, Inc.			84	1,885,500
MeadWestvaco Corp.			64	1,911,816
Total				3,797,316
Pharmaceuticals 3.63%
Bristol-Myers Squibb Co.			81	2,137,184
Mylan Laboratories, Inc.			71	1,415,164
Total				3,552,348
Specialty Retail 1.97%
OfficeMax, Inc.			39	1,926,420
Trading Companies & Distributors 1.71%
Genuine Parts Co.			35	1,674,279
Total Common Stocks (cost $54,926,268)				63,225,465
	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 2.99%
Aerospace & Defense 0.41%
DRS Technologies, Inc.†	2.00%	2/1/2026	$100	105,750
EDO Corp.	4.00%	11/15/2025	300	290,250
Total				396,000
Biotechnology 0.55%
CV Therapeutics, Inc.	3.25%	8/16/2013	250	220,938
Genzyme Corp.	1.25%	12/1/2023	300	313,500
Total				534,438
Commercial Services & Supplies 0.24%
FTI Consulting, Inc.	3.75%	7/15/2012	200	231,000

See Notes to Financial Statements.
11

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Telecommunication Services 0.16%
Qwest Communications Int'l., Inc.	3.50%	11/15/2025	$100	$156,875
Healthcare Providers & Services 0.22%
Five Star Quality Care, Inc.†	3.75%	10/15/2026	200	219,500
Hotels, Restaurants & Leisure 0.24%
Hilton Hotels Corp.	3.375%	4/15/2023	150	237,375
Machinery 0.27%
Roper Industries, Inc.	1.481%	1/15/2034	400	262,000
Oil & Gas 0.28%
Devon Energy Corp.	4.90%	8/15/2008	200	278,000
Pharmaceuticals 0.24%
MGI PHARMA, Inc.	1.682%	3/2/2024	350	233,625
Road & Rail 0.38%
CSX Corp.	Zero Coupon	10/30/2021	300	371,625
Total Convertible Bonds (cost $2,645,826)				2,920,438
			Shares (000)
CONVERTIBLE PREFERRED STOCKS 1.44%
Commercial Banks 0.28%
Marshall & Ilsley Corp.	6.50%		10	272,700
Electric Utilities 0.27%
CMS Energy Corp.	4.50%		3	264,000
Energy Equipment & Services 0.61%
El Paso Corp.	4.99%		— (c)	597,375
Insurance 0.28%
Fortis Insurance N.V. (Netherlands)†(b)	7.75%		10	142,883
XL Capital Ltd. (Cayman Islands)(b)	7.00%		5	132,500
Total				275,383
Total Convertible Preferred Stocks (cost $1,166,301)				1,409,458

See Notes to Financial Statements.
12

Schedule of Investments (continued)

December 31, 2006

Investments			Shares (000)	Value
FOREIGN COMMON STOCKS 5.36%
Australia 1.06%
Coca-Cola Amatil Ltd.(a)			169	$1,035,504
Canada 0.49%
CI Financial Income Fund(a)			21	483,464
Germany 0.47%
Henkel KGaA(a)			4	458,238
United Kingdom 3.34%
Cadbury Schweppes plc(a)			104	1,115,257
Kesa Electricals plc(a)			163	1,082,764
Royal Bank of Scotland Group (The) plc(a)			27	1,062,790
Total				3,260,811
Total Foreign Common Stocks (cost $4,677,404)				5,238,017
	Interest Rate	Maturity Date	Principal Amount (000)
GOVERNMENT SPONSORED ENTERPRISES BONDS 2.06%
Federal Home Loan Mortgage Corp. (cost $2,027,467)	5.75%	4/15/2008	$2,000	2,015,400
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 2.74%
Federal National Mortgage Assoc.	6.00%	2/1/2034	959	967,020
Federal National Mortgage Assoc.	6.00%	2/1/2035	389	392,075
Federal National Mortgage Assoc.	6.00%	12/1/2035	224	225,289
Federal National Mortgage Assoc.	6.00%	4/1/2036	235	236,262
Federal National Mortgage Assoc.	6.50%	7/1/2035	341	347,389
Federal National Mortgage Assoc.	6.50%	9/1/2036	498	507,892
Total Government Sponsored Enterprises Pass-Throughs (cost $2,695,041)				2,675,927
HIGH YIELD CORPORATE BONDS 16.27%
Auto Components 0.16%
Cooper-Standard Automotive, Inc.	8.375%	12/15/2014	100	79,250
Stanadyne Corp.	10.00%	8/15/2014	75	77,438
Total				156,688

See Notes to Financial Statements.
13

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Automobiles 0.26%
Ford Motor Credit Co.	7.25%	10/25/2011	$125	$122,531
Hertz Corp. (The)†	8.875%	1/1/2014	125	131,563
Total				254,094
Chemicals 0.66%
Equistar Chemicals, L.P.	7.55%	2/15/2026	200	191,000
Ineos Group Holdings plc (United Kingdom)†(b)	8.50%	2/15/2016	250	240,000
Lyondell Chemical Co.	8.25%	9/15/2016	175	184,625
Mosaic Co. (The)†	7.625%	12/1/2016	25	26,031
Total				641,656
Consumer Finance 0.63%
Ford Motor Credit Co.	7.375%	10/28/2009	250	250,689
General Motors Acceptance Corp.	7.25%	3/2/2011	350	364,302
Total				614,991
Containers & Packaging 0.82%
Berry Plastics Corp.†	8.875%	9/15/2014	400	408,000
Crown Cork & Seal, Inc.	7.375%	12/15/2026	250	235,000
Stone Container Finance Co. of Canada II (Canada)(b)	7.375%	7/15/2014	170	158,950
Total				801,950
Diversified Consumer Services 0.44%
Allied Waste North America, Inc.	7.25%	3/15/2015	350	352,187
FTI Consulting, Inc.†	7.75%	10/1/2016	75	78,188
Total				430,375
Diversified Financials 0.22%
Ashtead Capital Inc.†	9.00%	8/15/2016	200	215,000
Diversified Telecommunication Services 2.00%
Cincinnati Bell, Inc.	7.00%	2/15/2015	600	603,750
Hughes Network Systems, LLC	9.50%	4/15/2014	250	262,187
Intelsat Bermuda Ltd. (Bermuda)†(b)	9.25%	6/15/2016	150	162,000
Qwest Capital Funding, Inc.	7.90%	8/15/2010	600	627,750
Syniverse Technologies	7.75%	8/15/2013	300	300,750
Total				1,956,437

See Notes to Financial Statements.
14

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electric Utilities 1.15%
Dynegy Holdings, Inc.	8.375%	5/1/2016	$250	$263,750
Edison Mission Energy	7.75%	6/15/2016	500	532,500
Reliant Energy, Inc.	9.50%	7/15/2013	300	323,250
Total				1,119,500
Electronic Equipment & Instruments 0.45%
NXP b.v. (Netherlands)†(b)	9.50%	10/15/2015	425	437,750
Energy Equipment & Services 0.24%
Hornbeck Offshore Services, Inc.	6.125%	12/1/2014	250	239,688
Food Products 0.25%
Landry's Restaurants, Inc.	7.50%	12/15/2014	250	245,625
Gas Utilities 0.43%
Colorado Interstate Gas Co.	6.80%	11/15/2015	150	156,717
El Paso Corp.	7.00%	5/15/2011	250	260,625
Total				417,342
Healthcare Providers & Services 0.23%
Tenet Healthcare Corp.	9.25%	2/1/2015	225	226,125
Hotels, Restaurants & Leisure 0.02%
River Rock Entertainment Authority	9.75%	11/1/2011	20	21,300
Household Durables 0.19%
Domtar, Inc. (Canada)(b)	7.875%	10/15/2011	175	182,438
Industrial Conglomerates 0.24%
Park-Ohio Industries, Inc.	8.375%	11/15/2014	250	234,375
IT Services 0.27%
SunGard Data Systems Inc.	9.125%	8/15/2013	250	263,750
Leisure Equipment & Products 0.21%
Turning Stone Casino Resort†	9.125%	9/15/2014	200	205,500
Media 2.52%
Affinion Group, Inc.	11.50%	10/15/2015	350	371,875
AMC Entertainment Inc.	11.00%	2/1/2016	75	84,563
Barrington Broadcasting†	10.50%	8/15/2014	400	408,000
CCH I LLC	11.00%	10/1/2015	150	154,687

See Notes to Financial Statements.
15

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Gaylord Entertainment Co.	8.00%	11/15/2013	$100	$104,250
Idearc Inc.	8.00%	11/15/2016	500	510,000
Mediacom Broadband LLC / Corp.	8.50%	10/15/2015	250	254,375
Mediacom Communications Corp.	9.50%	1/15/2013	250	258,750
R.H. Donnelley Corp.	8.875%	1/15/2016	300	316,500
Total				2,463,000
Metals & Mining 0.35%
Aleris International, Inc.†	10.00%	12/15/2016	150	151,125
Novelis Inc. (Canada)†(b)	8.25%	2/15/2015	200	194,500
Total				345,625
Multi-Utilities & Unregulated Power 0.38%
Mirant Americas Generation LLC	9.125%	5/1/2031	350	372,750
Oil & Gas 0.87%
Chesapeake Energy Corp.	7.625%	7/15/2013	300	317,625
Foundation PA Coal Co.	7.25%	8/1/2014	60	61,350
Houston Exploration Co.	7.00%	6/15/2013	150	147,000
Williams Cos., Inc. (The)	7.875%	9/1/2021	300	323,250
Total				849,225
Paper & Forest Products 1.22%
Abitibi-Consolidated, Inc. (Canada)(b)	8.55%	8/1/2010	350	334,250
Bowater, Inc.	6.50%	6/15/2013	200	183,500
Buckeye Technologies, Inc.	8.00%	10/15/2010	200	201,000
Graphic Packaging International	9.50%	8/15/2013	250	265,000
RBS Global & Rexnod Corp.†	11.75%	8/1/2016	200	210,000
Total				1,193,750
Pharmaceuticals 0.28%
Mylan Laboratories, Inc.	6.375%	8/15/2015	150	149,250
Warner Chilcott Corp.	8.75%	2/1/2015	120	123,600
Total				272,850
Semiconductors & Semiconductor Equipment 0.46%
Freescale Semiconductor, Inc.†	8.875%	12/15/2014	450	450,562
Specialty Retail 0.25%
Brookstone, Inc.	12.00%	10/15/2012	250	245,625

See Notes to Financial Statements.
16

Schedule of Investments (concluded)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Textiles & Apparel 0.44%
Elizabeth Arden, Inc.	7.75%	1/15/2014	$350	$354,375
INVISTA†	9.25%	5/1/2012	70	75,425
Total				429,800
Wireless Telecommunication Services 0.63%
Dobson Communications Corp.	8.875%	10/1/2013	250	255,937
Rural Cellular Corp.	9.75%	1/15/2010	350	361,375
Total				617,312
Total High Yield Corporate Bonds (cost $15,498,422)				15,905,083
Total Long-Term Investments (cost $83,636,729)				93,389,788
SHORT-TERM INVESTMENT 3.92%
Repurchase Agreement
Repurchase Agreement dated 12/29/2006, 4.61% due 1/2/2007 with State Street Bank & Trust Co. collateralized by $4,100,000 of Federal National Mortgage Assoc. at Zero Coupon due 11/30/2007; value: $3,910,375; proceeds: $3,832,096 (cost $3,830,134)			3,830	3,830,134
Total Investments in Securities 99.47% (cost $87,466,863)				97,219,922
Other Assets in Excess of Liabilities 0.53%				521,338
Net Assets 100.00%				$97,741,260

*  Non-income producing security.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  (a)  Investment in non-U.S. Dollar denominated securities.

  (b)  Foreign security traded in U.S. dollars.

  (c)  Amount is less than 1,000 shares.

See Notes to Financial Statements.
17

Statement of Assets and Liabilities

December 31, 2006

ASSETS:
Investment in securities, at value (cost $87,466,863)	$97,219,922
Receivables:
Interest and dividends	570,414
Capital shares sold	128,021
From advisor	11,127
Prepaid expenses and other assets	629
Total assets	97,930,113
LIABILITIES:
Payables:
Management fee	59,245
Capital shares reacquired	18,318
Directors' fees	3,916
Fund administration	3,159
Accrued expenses and other liabilities	104,215
Total liabilities	188,853
NET ASSETS	$97,741,260
COMPOSITION OF NET ASSETS:
Paid-in capital	$87,531,221
Distributions in excess of net investment income	(21,174)
Accumulated net realized gain on investments and foreign currency related transactions	478,166
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	9,753,047
Net Assets	$97,741,260
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	6,396,093
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$15.28

See Notes to Financial Statements.
18

Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Dividends (net of foreign withholding taxes of $959)	$1,699,095
Interest	1,316,199
Total investment income	3,015,294
Expenses:
Management fee	591,482
Shareholder servicing	270,723
Reports to shareholders	46,496
Professional	36,449
Fund administration	31,546
Custody	22,040
Directors' fees	2,811
Other	1,002
Gross expenses	1,002,549
Expense reductions (See Note 7)	(2,512)
Expenses assumed by advisor (See Note 3)	(93,098)
Net expenses	906,939
Net investment income	2,108,355
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions	1,965,606
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,423,189
Net realized and unrealized gain	9,388,795
Net Increase in Net Assets Resulting From Operations	$11,497,150

See Notes to Financial Statements.
19

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Operations:
Net investment income	$2,108,355	$1,197,599
Net realized gain on investments and foreign currency related transactions	1,965,606	1,046,573
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	7,423,189	(252,354)
Net increase in net assets resulting from operations	11,497,150	1,991,818
Distributions to shareholders from:
Net investment income	(2,236,042)	(1,285,629)
Net realized gain	(1,864,078)	(541,545)
Total distributions to shareholders	(4,100,120)	(1,827,174)
Capital share transactions (See Note 10):
Proceeds from sales of shares	35,734,704	40,095,734
Reinvestment of distributions	4,100,120	1,827,174
Cost of shares reacquired	(12,461,892)	(5,484,377)
Net increase in net assets resulting from capital share transactions	27,372,932	36,438,531
Net increase in net assets	34,769,962	36,603,175
NET ASSETS:
Beginning of year	$62,971,298	$26,368,123
End of year	$97,741,260	$62,971,298
Distributions in excess of net investment income:	$(21,174)	$(54,033)

See Notes to Financial Statements.
20

Financial Highlights

	Year Ended			4/30/2003(c) to
	2006	2005	2004	12/31/2003
Per Share Operating Performance
Net asset value, beginning of period	$13.93	$13.83	$12.07	$10.00
Investment operations:
Net investment income(a)	.39	.39	.38	.28
Net realized and unrealized gain	1.64	.14	1.61	2.05
Total from investment operations	2.03	.53	1.99	2.33
Distributions to shareholders from:
Net investment income	(.37)	(.30)	(.22)	(.15)
Net realized gain	(.31)	(.13)	(.01)	(.11)
Total distributions	(.68)	(.43)	(.23)	(.26)
Net asset value, end of period	$15.28	$13.93	$13.83	$12.07
Total Return(b)	14.55%	3.78%	16.47%	23.31	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.15%	1.15%	1.15%	.77	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.15%	1.15%	1.15%	.77	%(d)
Expenses, excluding expense reductions and expense assumed	1.27%	1.33%	1.56%	3.59	%(d)
Net investment income	2.67%	2.77%	2.94%	2.39	%(d)
Supplemental Data:

Net assets, end of period (000)	$97,741	$62,971	$26,368	$5,165
Portfolio turnover rate	35.51%	31.65%	28.01%	49.36	%(d)

(a) Calculated using average shares outstanding during the period.

(b) Total return assumes the reinvestment of all distributions.

(c) Commencement of operations.

(d) Not annualized.

See Notes to Financial Statements.
21

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the"Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers America's Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek current income and capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares"), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

22

Notes to Financial Statements (continued)

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f)  Foreign Transactions–The books and the records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain on investments and foreign currency related transactions on the Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2006, the effective management fee paid to Lord Abbett was at a rate of .75% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2006, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary, so that the Fund's expenses (excluding management fee) did not exceed an annual rate of .40% of average daily net assets. A similar agreement is in place through April 30, 2008.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be

23

Notes to Financial Statements (continued)

compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2006, the Fund incurred expenses of $260,411 for such services arrangements with certain insurance companies, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and 2005 are as follows:

	12/31/2006	12/31/2005
Distributions paid from:
Ordinary income	$2,843,220	$1,549,492
Net long-term capital gains	1,256,900	277,682
Total distributions paid	$4,100,120	$1,827,174

As of December 31, 2006, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net	$118,760
Undistributed long-term capital gains	521,044
Total undistributed earnings	$639,804
Temporary differences	(6,225)
Unrealized gains - net	9,576,460
Total accumulated earnings - net	$10,210,039

Certain losses incurred after October 31 ("Post October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net ordinary losses of $2,309 during fiscal 2006.

24

Notes to Financial Statements (continued)

As of December 31, 2006 the aggregate unrealized security gains and (losses) based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$87,643,450
Gross unrealized gain	9,996,408
Gross unrealized loss	(419,936)
Net unrealized security gain	$9,576,472

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of amortization, wash sales and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2006 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$160,546	$(160,546)

The permanent differences are primarily attributable to the tax treatment of certain securities, amortization, and paydown gains and losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2006 are as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$1,510,508	$49,048,914	$3,186,383	$23,790,719

*Includes U.S. Government sponsored enterprises securities.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

25

Notes to Financial Statements (continued)

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield securities (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities.

A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political and other risks.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Shares sold	2,459,627	2,873,224
Reinvestment of distributions	269,390	131,262
Shares reacquired	(852,576)	(391,893)
Increase	1,876,441	2,612,593

26

Notes to Financial Statements (concluded)

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund will adopt FIN 48 as of June 29, 2007 and the impact to the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. — America's Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – America's Value Portfolio (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – America's Value Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 16, 2007

28

Supplemental Proxy Information (unaudited)

A meeting of the Lord Abbett Series Fund's shareholders was held on December 18, 2006. The meeting was held for the following purpose of approving the election of the following nine (9) Directors:

•  E. Thayer Bigelow

•  William H.T. Bush

•  Robert B. Calhoun, Jr.

•  Robert S. Dow

•  Daria L. Foster

•  Julie A. Hill

•  Franklin W. Hobbs

•  Thomas J. Neff

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
E. Thayer Bigelow	974,105,583.544	7,722,134.430	-	-
William H.T. Bush	973,886,596.501	7,941,121.473	-	-
Robert B. Calhoun, Jr.	974,440,320.817	7,387,397.157	-	-
Robert S. Dow	973,413,290.168	8,414,427.806	-	-
Daria L. Foster	973,319,300.375	8,508,417.599	-	-
Julie A. Hill	974,180,497.446	7,647,220.528	-	-
Franklin W. Hobbs	974,525,017.914	7,302,700.060	-	-
Thomas J. Neff	974,185,147.703	7,642,570.271	-	-
James L.L. Tullis	974,413,438.295	7,414,279.679	-	-

29

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Date of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Directors

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Date of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

30

Basic Information About Management (continued)

Name, Address and Date of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

31

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Sholom Dinsky (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Kenneth G. Fuller (1945)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2002; formerly Portfolio Manager and Senior Vice President at Pioneer Investment Management, Inc.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 – 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Cap Growth Assets at J & W Seligman & Company.

32

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

33

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert G. Morris (1944)	Vice President	Elected in 1995	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2001	Assistant General Counsel, joined Lord Abbett in 1999.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC (2000 - 2003).

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

34

Approval of Advisory Contract

At meetings on December 11 and 12, 2006, the Board, including all of the Directors who are not interested persons of the Company, considered whether to approve the continuation of the existing management agreement between the Company and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2006, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance versus that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's investment performance was in the fifth quintile of its performance universe for the nine-month, one-year, and three-year periods. The Board also observed that the investment performance was below that of the Lipper Equity Income Index for the nine-month, one-year, and three-year periods. The Board also noted that because the Fund did not have five or more years of investment operations, it was difficult to draw definitive conclusions regarding its investment performance.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment

35

management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense ratio of the Fund and the expense ratios of the peer expense groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited all expenses other than management fees to forty basis points, and that the Board and Lord Abbett had agreed to a new expense reimbursement agreement with the same terms. The Board observed that the contractual and actual management and administrative services fees were approximately seven basis points above the median of the peer group. The Board observed that the total expense ratio was approximately fourteen basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the

36

prospectus of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

37

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces the Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures, and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2006 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, only 55.33% of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2006, $1,256,900 represents long-term capital gains.

38

Lord Abbett Series Fund, Inc.
  America's Value Portfolio

LAMCVF-2-1206
(2/07)

This report, when not used for the general
information of shareholders of the Fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

Lord Abbett Distributor LLC.

LORD ABBETT

2006

Annual

Report

Lord Abbett
Series Fund—
Bond Debenture Portfolio

For the fiscal year ended December 31, 2006

Lord Abbett Series Fund — Bond Debenture Portfolio

Annual Report

For the fiscal year ended December 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — Bond Debenture Portfolio's performance for the year ended December 31, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q. What were the overall market conditions during the year ended December 31, 2006?

A. The Federal Reserve Board (the Fed) ended its string of 17 consecutive interest rate increases with its final 0.25% hike on June 29, 2006. This round of tightening, which began in June 2004, brought the fed funds target rate to 5.25% from the 1.00% level it had been at since the last round of easing ended in June 2003. Of the 17 interest rate increases, four of them took place in 2006.

Over the year, the yield curve inverted. Rates on the six-month Treasury rose 71 basis points, to 5.08%, while rates on the long-term 10-year Treasury rose 31 basis points, to finish the year at 4.70%. During the year, the Merrill Lynch High Yield Master II Index1 posted an 11.77% total return, the Lehman Brothers U.S. Aggregate Bond Index2 posted a 4.33% gain for the year, and the Merrill Lynch All Convertibles Index3 returned 12.83%. Convertibles captured approximately 80% of the upside of equities, with the S&P 500® Index4 up 15.80%.

In 2006, investors showed a preference for riskier, lower-rated securities. Within the high yield market, CCC-rated bonds outperformed single and BB-rated bonds, with the Merrill Lynch CCC-Rated High Yield Index5 up 18.60%, the Merrill Lynch B-Rated High Yield Index5 up 11.40%, and the Merrill Lynch BB-Rated High Yield Index5 up 9.88%. In the convertible market, speculative-grade issues beat investment-grade issues as well. Merrill Lynch All Speculative Grade Convertibles Index6 was up 17.65% for the year, while the Merrill Lynch All Investment Grade Convertibles Index7 was up 8.57%. Even in the high-grade portion of the market, mortgages and corporates outperformed Treasuries.

Q. How did the Bond Debenture Portfolio perform during the year ended December 31, 2006?

A. The Fund returned 9.3%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 4.3% over the same period. (For complete annualized performance of the Fund, please see the chart on page 5.)

Q. What were the most significant factors affecting performance?

A. The Fund invests in a broad range of fixed-income securities and, depending on market opportunities, may also invest in the equity market. In the year ended December 31, 2006, the Fund's performance benefited from participation in all of its key markets: high-yield bonds, convertible securities, investment-grade bonds, and equities.

The high-yield bond market made the greatest contribution to relative performance. Within that market, the top performing individual securities held in the portfolio were Level 3 Communications, a telecommunications/fixed line holding that provides wholesale dial-up service and broadband Internet connectivity for high-speed Internet users; CDRV Investors, Inc., a holding company whose major holding (VWR) distributes scientific equipment and supplies to hospitals and pharmaceutical firms; media cable holding Charter Communications, a cable TV system operator; automotive holding General Motors; and theater and entertainment holding AMC Entertainment, Inc., an operator of theater complexes across the United States.

Detracting from performance in the high-yield bond market were health services holdings HCA, Inc., an operator of acute care, psychiatric, and rehabilitation hospitals, and Select Medical Corp., a provider of specialty and long-term acute care hospitals; Angiotech Pharmaceuticals, Inc., a developer of anti-cancer drugs and surgical products; forestry/paper holding Ainsworth Lumber Co., a producer of lumber and wood products such as plywood and flooring; and telecommunications holding Triton PCS Holdings, a provider of wireless communications services, handsets, and accessories.

In the convertible securities market, the Fund benefited from portfolio positions in machinery holding AGCO Corp., a manufacturer and distributor of tractors, combines and other agricultural equipment; telecommunications-integrated services holding Qwest Communications International, provider of local and long-distance telephone operations as well as broadband data, voice, and video services; Hilton Hotels Corp., which operates nearly 2,800 hotels and resorts in more than 80 countries; FLIR Systems, Inc., a maker of thermal imaging systems for commercial and military operations; and Ford Motor Company Capital Trust II securities issued by the Ford Motor Co.

Detracting from performance in the convertible securities market were pharmaceutical holdings Teva Pharmaceuticals, a generic drug manufacturer, CV Therapeutics, Inc., a developer of small-molecule drugs to treat chronic cardiovascular diseases, and deCode genetic, Inc., a drug manufacturer in the field of genetic medicine; software services holding Openwave Systems Inc., a provider of software and services that wireless operators use to provide customers Internet access from their mobile phones; and Morgan Stanley (VLO) securities that are convertible into the stock of VLO (Valero Energy Corp.), an oil refining firm.

In the investment-grade securities market, the Fund benefited from portfolio positions in energy exploration and production holding Kerr-McGee, a provider of electricity and natural gas; telecommunications holding UbiquiTel Operating Co., a provider of wireless phone service (acquired by Sprint Nextel in April 2006); and Federal National Mortgage agency bonds.

Detracting from performance in the investment-grade securities market were railroads holding Union Pacific Corp., a rail freight carrier; a Federal National Mortgage agency security; and software services holding Electronic Data Systems Corp., a provider of systems integration, network, and data center management services.

The portfolio's equity holdings consisted of three names that contributed to performance in the period: telecommunications equipment holding Avaya Inc., a provider of communications equipment and software services; property and casualty insurance holding The Chubb Corp., a provider of homeowner and commercial insurance; and beverage holding Constellation Brands, Inc., a manufacturer and distributor of beer, wine, and spirits.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The Merrill Lynch High Yield Master II Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market (includes Yankee bonds).

2  The Lehman Brothers U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

3  The Merrill Lynch All Convertibles Index contains issues that have an aggregate market value of greater than $50 million. The issues are U.S. dollar-denominated, sold into the U.S. market, and are publicly traded in the United States.

4  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

5  The Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. The indexes for CCC, B, and BB are part of the Merrill Lynch High Yield Index, with the only difference being the addition of a ratings filter.

6  The Merrill Lynch All Speculative Grade Convertibles Index consists of speculative-grade publicly traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

7  The Merrill Lynch All Investment Grade Convertibles Index consists of investment-grade publicly traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.lordabbett.com.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Credit Suisse First Boston High Yield Index, Lehman Brothers U.S. Aggregate Bond Index, Merrill Lynch High Yield Master II Constrained Index, and the 60% Merrill Lynch High Yield Master II Constrained Index /20% Lehman Brothers U.S. Aggregate Bond Index/20% Merrill Lynch All Convertible Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Merrill Lynch High Yield Master II Constrained Index is a more appropriate benchmark for the Fund and therefore will remove the Credit Suisse First Boston High Yield Index from the next Annual Report. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2006

	1 Year	5 Years	Life of Class
Class VC2	9.33%	8.76%	8.69%

1   Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index began on November 30, 2001.

2  The Class VC shares were first offered on December 3, 2001. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/06 – 12/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/06	12/31/06	7/1/06- 12/31/06
Class VC
Actual	$1,000.00	$1,069.10	$4.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.68	$4.58

†  Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2006

Sector*	%**
Agency	7.51%
Banking	0.53%
Basic Industry	8.73%
Brokerage	0.28%
Capital Goods	5.60%
Communications	0.33%
Consumer Cyclical	5.70%
Consumer Non-Cyclical	7.25%
Energy	10.60%
Finance & Investment	0.40%
Government Guaranteed	3.11%
Insurance	0.71%
Media	7.27%
Services Cyclical	12.78%
Services Non-Cyclical	6.13%
Technology & Electronics	5.21%
Telecommunications	7.54%
Utility	7.30%
Short-Term Investment	3.02%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

Schedule of Investments

December 31, 2006

Investments			Shares (000)	Value
LONG-TERM INVESTMENTS 95.04%
COMMON STOCKS 0.77%
Beverage 0.33%
Constellation Brands, Inc. Class A*			29	$849,590
Property & Casualty 0.22%
Chubb Corp. (The)			11	555,714
Telecommunications Equipment 0.22%
Avaya Inc.*			41	575,794
Total Common Stocks (cost $1,768,125)				1,981,098
	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 15.38%
Aerospace/Defense 1.17%
EDO Corp.	4.00%	11/15/2025	$850	822,375
L-3 Communications Corp.	3.00%	8/1/2035	1,200	1,266,000
Lockheed Martin Corp.	5.124%#	8/15/2033	700	932,407
Total				3,020,782
Building & Construction 0.29%
Fluor Corp.	1.50%	2/15/2024	500	749,375
Computer Hardware 0.70%
Intel Corp.	2.95%	12/15/2035	1,250	1,137,500
SanDisk Corp.	1.00%	5/15/2013	750	667,500
Total				1,805,000
Electronics 0.89%
Cypress Semiconductor Corp.	1.25%	6/15/2008	175	218,969
FLIR Systems, Inc.	3.00%	6/1/2023	500	771,250
Millipore Corp.	3.75%	6/1/2026	1,250	1,292,187
Total				2,282,406
Energy: Exploration & Production 0.21%
Quicksilver Resources, Inc.	1.875%	11/1/2024	375	526,875

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Foods 0.19%
Morgan Stanley (convertible into Nestle S.A.)†	1.00%	3/30/2012	$405	$487,053
Food & Drug Retailers 0.40%
BNP Paribas (convertible into CVS Corp.) (France)†(a)	6.70%	12/14/2007	250	254,300
Wild Oats Markets, Inc.	3.25%	5/15/2034	750	782,812
Total				1,037,112
Health Services 0.79%
Invitrogen Corp.	3.25%	6/15/2025	1,250	1,182,813
Manor Care, Inc.	2.125%	8/1/2035	750	851,250
Total				2,034,063
Hotels 0.74%
Hilton Hotels Corp.	3.375%	4/15/2023	1,200	1,899,000
Integrated Energy 0.43%
Devon Energy Corp.	4.90%	8/15/2008	800	1,112,000
Machinery 0.51%
Roper Industries, Inc.	1.481%	1/15/2034	2,000	1,310,000
Media: Broadcast 0.37%
Sinclair Broadcast Group, Inc. (2.00% after 1/15/2011)	4.875%	7/15/2018	200	183,750
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	835	768,200
Total				951,950
Media: Diversified 0.96%
Lehman Brothers Holdings, Inc. (convertible into News Corp., Class A)	0.45%	12/27/2013	1,000	999,900
Liberty Media LLC (convertible into Viacom Inc., Class B and CBS Corp.)†	3.25%	3/15/2031	1,200	1,006,500
Walt Disney Co. (The)	2.125%	4/15/2023	375	457,500
Total				2,463,900
Metals/Mining Excluding Steel 0.27%
Placer Dome Inc. (Canada)(a)	2.75%	10/15/2023	500	686,875
Oil Field Equipment & Services 0.73%
Hanover Compressor Co.	4.75%	1/15/2014	700	1,003,625
Schlumberger Ltd. (Netherlands)(a)	1.50%	6/1/2023	500	884,375
Total				1,888,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pharmaceuticals 2.78%
ALZA Corp.	Zero Coupon	7/28/2020	$1,000	$912,500
Amgen Inc.†	0.125%	2/1/2011	750	735,000
CV Therapeutics, Inc.	3.25%	8/16/2013	750	662,812
deCODE genetics, Inc. (Iceland)(a)	3.50%	4/15/2011	500	371,875
Genzyme Corp.	1.25%	12/1/2023	1,000	1,045,000
MGI PHARMA, Inc.	1.682%	3/2/2024	2,000	1,335,000
Teva Pharmaceutical Finance B.V. (Israel)(a)	0.375%	11/15/2022	500	724,375
Wyeth	5.109%#	1/15/2024	1,250	1,363,250
Total				7,149,812
Printing & Publishing 0.21%
Omnicom Group Inc.	Zero Coupon	7/1/2038	500	542,500
Railroads 0.72%
CSX Corp.	Zero Coupon	10/30/2021	1,500	1,858,125
Software/Services 0.72%
Cadence Design Systems, Inc.†	1.375%	12/15/2011	250	253,750
Openwave Systems Inc.	2.75%	9/9/2008	400	386,000
Symantec Corp.†	0.75%	6/15/2011	1,000	1,210,000
Total				1,849,750
Support: Services 0.87%
Charles River Assoc., Inc.	2.875%	6/15/2034	735	1,080,450
FTI Consulting, Inc.	3.75%	7/15/2012	1,000	1,155,000
Total				2,235,450
Telecommunications: Integrated/Services 0.31%
Qwest Communications Int'l., Inc.	3.50%	11/15/2025	500	784,375
Telecommunications: Wireless 0.46%
Liberty Media LLC, Class A (convertible into Motorola, Inc.)	3.50%	1/15/2031	837	839,477
Nextel Communications, Inc.	5.25%	1/15/2010	350	346,063
Total				1,185,540

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Telecommunications Equipment 0.66%
Comverse Technology, Inc.	Zero Coupon	5/15/2023	$600	$757,500
LSI Logic Corp.	4.00%	5/15/2010	900	928,125
Total				1,685,625
Total Convertible Bonds (cost $36,597,835)				39,545,568
			Shares (000)
CONVERTIBLE PREFERRED STOCKS 4.21%
Agency 0.08%
Federal National Mortgage Assoc.	5.375%		- (c)	200,029
Automotive 0.15%
Ford Motor Co. Capital Trust II	6.50%		11	376,200
Banking 0.42%
Marshall & Ilsley Corp.	6.50%		40	1,090,800
Electric: Generation 1.16%
NRG Energy, Inc.	5.75%		4	1,133,475
PNM Resources, Inc.	6.75%		35	1,849,400
Total				2,982,875
Electric: Integrated 0.38%
CMS Energy Corp.	4.50%		11	968,000
Energy: Exploration & Production 0.22%
Chesapeake Energy Corp.	4.50%		6	576,600
Engineering 0.09%
Morgan Stanley (convertible into ABB Ltd.)†	7.30%		13	226,005
Gas Distribution 0.39%
El Paso Corp.	4.99%		1	995,625
Integrated Energy 0.37%
Williams Cos., Inc. (The)	5.50%		8	957,450
Life Insurance 0.43%
MetLife, Inc.	6.375%		36	1,100,880

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate		Shares (000)	Value
Oil Refining & Marketing 0.25%
Morgan Stanley (convertible into Valero Energy Corp.)†	9.50%		12	$645,060
Pharmaceuticals 0.22%
Schering-Plough Corp.	6.00%		10	568,900
Property & Casualty 0.05%
XL Capital Ltd. (Cayman Islands)(a)	7.00%		5	132,500
Total Convertible Preferred Stocks (cost $9,832,647)				10,820,924
		Maturity Date	Principal Amount (000)
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 7.28%
Federal National Mortgage Assoc.	6.00%	2/1/2032	$2,511	2,536,337
Federal National Mortgage Assoc.	6.00%	5/1/2033	895	903,129
Federal National Mortgage Assoc.	6.00%	11/1/2033	748	754,302
Federal National Mortgage Assoc.	6.00%	2/1/2035	1,167	1,176,227
Federal National Mortgage Assoc.	6.00%	4/1/2035	1,548	1,559,955
Federal National Mortgage Assoc.	6.00%	3/1/2036	5,611	5,651,453
Federal National Mortgage Assoc.	6.50%	5/1/2035	1,897	1,935,168
Federal National Mortgage Assoc.	6.50%	2/1/2036	1,879	1,915,561
Federal National Mortgage Assoc.	6.50%	6/1/2036	2,246	2,288,790
Total Government Sponsored Enterprises Pass-Throughs (cost $18,752,946)				18,720,922
HIGH YIELD CORPORATE BONDS 64.35%
Aerospace/Defense 0.89%
Armor Holdings, Inc.	8.25%	8/15/2013	315	329,175
DRS Technologies, Inc.	6.875%	11/1/2013	450	455,625
Esterline Technologies Corp.	7.75%	6/15/2013	510	522,750
L-3 Communications Corp.	6.125%	1/15/2014	750	736,875
L-3 Communications Corp.	6.375%	10/15/2015	250	248,750
Total				2,293,175

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Apparel/Textiles 0.50%
Hanesbrands Inc.†	8.735%#	12/15/2014	$175	$178,938
Levi Strauss & Co.	8.875%	4/1/2016	300	315,000
Quiksilver, Inc.	6.875%	4/15/2015	800	790,000
Total				1,283,938
Auto Loans 2.15%
Ford Motor Credit Co.	7.25%	10/25/2011	1,400	1,372,347
Ford Motor Credit Co.	7.375%	10/28/2009	1,050	1,052,896
General Motors Acceptance Corp.	7.25%	3/2/2011	2,975	3,096,565
Total				5,521,808
Auto Parts & Equipment 0.72%
Cooper-Standard Automotive Inc.	8.375%	12/15/2014	600	475,500
Lear Corp.†	8.50%	12/1/2013	475	463,125
Stanadyne Corp.	10.00%	8/15/2014	275	283,938
Tenneco Inc.	8.625%	11/15/2014	625	640,625
Total				1,863,188
Automotive 0.65%
Ford Capital BV (Netherlands)(a)	9.50%	6/1/2010	200	200,000
General Motors Corp.	7.20%	1/15/2011	1,500	1,458,750
Total				1,658,750
Building & Construction 0.57%
Beazer Homes USA, Inc.	6.50%	11/15/2013	500	490,000
Standard Pacific Corp.	7.00%	8/15/2015	1,000	967,500
Total				1,457,500
Building Materials 0.54%
Interline Brands, Inc.	8.125%	6/15/2014	1,025	1,058,313
Ply Gem Industries, Inc.	9.00%	2/15/2012	375	320,625
Total				1,378,938
Chemicals 3.33%
Airgas, Inc.	6.25%	7/15/2014	525	509,250
Equistar Chemicals, L.P.	7.55%	2/15/2026	1,500	1,432,500
Hercules, Inc.	6.75%	10/15/2029	850	837,250
Huntsman Int'l., LLC†	7.875%	11/15/2014	175	177,188
IMC Global, Inc.	7.30%	1/15/2028	75	69,375

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ineos Group Holdings plc (United Kingdom)†(a)	8.50%	2/15/2016	$1,250	$1,200,000
INVISTA†	9.25%	5/1/2012	725	781,187
Lyondell Chemical Co.	8.00%	9/15/2014	575	599,438
Mosaic Co.†	7.375%	12/1/2014	175	180,469
Nalco Co.	8.875%	11/15/2013	875	930,781
NOVA Chemicals Corp. (Canada)(a)	6.50%	1/15/2012	400	381,000
Rhodia S.A. (France)(a)	8.875%	6/1/2011	353	374,180
Rockwood Specialties Group, Inc.	7.50%	11/15/2014	850	860,625
Terra Capital, Inc.	11.50%	6/1/2010	218	235,440
Total				8,568,683
Consumer Products 0.85%
Elizabeth Arden, Inc.	7.75%	1/15/2014	1,600	1,620,000
Playtex Products, Inc.	9.375%	6/1/2011	550	576,125
Total				2,196,125
Diversified Capital Goods 0.38%
Park-Ohio Industries, Inc.	8.375%	11/15/2014	600	562,500
Sensus Metering Systems, Inc.	8.625%	12/15/2013	405	407,025
Total				969,525
Electric: Generation 2.60%
Dynegy Holdings Inc.	8.375%	5/1/2016	1,250	1,318,750
Edison Mission Energy	7.75%	6/15/2016	2,025	2,156,625
NRG Energy, Inc.	7.375%	2/1/2016	1,250	1,259,375
NRG Energy, Inc.	7.375%	1/15/2017	100	100,500
Reliant Energy, Inc.	6.75%	12/15/2014	775	761,438
Reliant Energy, Inc.	9.50%	7/15/2013	1,000	1,077,500
Total				6,674,188
Electric: Integrated 2.44%
Midwest Generation, LLC	8.75%	5/1/2034	675	735,750
Mirant Americas Generation LLC	9.125%	5/1/2031	1,250	1,331,250
Mirant North America LLC	7.375%	12/31/2013	1,250	1,275,000
Nevada Power Co.	5.875%	1/15/2015	1,000	1,000,371
PG&E Corp.	4.80%	3/1/2014	300	287,985
PSEG Energy Holdings Inc.	8.50%	6/15/2011	671	724,680
Virginia Electric & Power Co.	4.50%	12/15/2010	950	921,302
Total				6,276,338

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electronics 0.90%
Freescale Semiconductor, Inc.†	8.875%	12/15/2014	$1,200	$1,201,500
NXP BV (Netherlands)†(a)	7.875%	10/15/2014	1,075	1,116,656
Total				2,318,156
Energy: Exploration & Production 2.22%
Chesapeake Energy Corp.	6.25%	1/15/2018	1,250	1,209,375
Houston Exploration Co.	7.00%	6/15/2013	925	906,500
KCS Energy Services, Inc.	7.125%	4/1/2012	610	596,275
Kerr-McGee Corp.	6.95%	7/1/2024	800	854,202
Pogo Producing Co.	6.625%	3/15/2015	1,550	1,484,125
Quicksilver Resources Inc.	7.125%	4/1/2016	300	294,750
Range Resources Corp.	7.375%	7/15/2013	360	370,800
Total				5,716,027
Environmental 0.95%
Allied Waste North America, Inc.	6.125%	2/15/2014	1,200	1,146,000
Allied Waste North America, Inc.	7.875%	4/15/2013	1,250	1,295,313
Total				2,441,313
Food: Wholesale 0.23%
Dole Food Co., Inc.	8.75%	7/15/2013	600	585,000
Food & Drug Retailers 1.29%
Ingles Markets, Inc.	8.875%	12/1/2011	1,200	1,257,000
Rite Aid Corp.	6.875%	8/15/2013	750	669,375
Stater Bros. Holdings, Inc.	8.125%	6/15/2012	875	892,500
SUPERVALU INC.	7.50%	11/15/2014	475	497,658
Total				3,316,533
Forestry/Paper 3.26%
Abitibi-Consolidated, Inc. (Canada)(a)	8.55%	8/1/2010	1,500	1,432,500
Ainsworth Lumber Co. Ltd. (Canada)(a)	7.25%	10/1/2012	280	221,900
Bowater, Inc.	6.50%	6/15/2013	500	458,750
Bowater, Inc.	9.50%	10/15/2012	1,000	1,040,000
Buckeye Technologies, Inc.	8.00%	10/15/2010	650	653,250
Domtar Inc. (Canada)(a)	7.875%	10/15/2011	1,200	1,251,000
Graphic Packaging Int'l., Corp.	9.50%	8/15/2013	750	795,000
Jefferson Smurfit Corp.	7.50%	6/1/2013	70	66,150

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Jefferson Smurfit Corp.	8.25%	10/1/2012	$250	$245,000
MDP Acquisitions plc (Ireland)(a)	9.625%	10/1/2012	225	239,625
Norske Skog Canada Ltd. (Canada)(a)	7.375%	3/1/2014	850	809,625
Rock-Tenn Co., Class A	8.20%	8/15/2011	375	397,500
Stone Container Finance Co. of Canada II (Canada)(a)	7.375%	7/15/2014	350	327,250
Tembec Industries, Inc. (Canada)(a)	7.75%	3/15/2012	750	442,500
Total				8,380,050
Gaming 4.45%
Boyd Gaming Corp.	7.125%	2/1/2016	925	925,000
Boyd Gaming Corp.	8.75%	4/15/2012	275	288,750
Hard Rock Hotel, Inc.	8.875%	6/1/2013	625	682,031
Isle of Capri Casinos, Inc.	7.00%	3/1/2014	2,000	2,000,000
Isle of Capri Casinos, Inc.	9.00%	3/15/2012	450	472,500
Las Vegas Sands Corp.	6.375%	2/15/2015	1,200	1,168,500
MGM Mirage, Inc.	6.75%	9/1/2012	1,000	990,000
Premier Entertainment Biloxi LLC(b)	10.75%	2/1/2012	550	569,250
River Rock Entertainment Authority	9.75%	11/1/2011	775	825,375
Scientific Games Corp.	6.25%	12/15/2012	625	614,063
Seneca Gaming Corp.	7.25%	5/1/2012	1,000	1,022,500
Turning Stone Casino Resort†	9.125%	12/15/2010	1,250	1,287,500
Turning Stone Casino Resort†	9.125%	9/15/2014	200	205,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	6.625%	12/1/2014	400	399,500
Total				11,450,469
Gas Distribution 3.40%
El Paso Corp.	7.00%	5/15/2011	2,750	2,866,875
El Paso Corp.	7.75%	1/15/2032	500	550,000
Ferrellgas Partners, L.P.	6.75%	5/1/2014	1,100	1,075,250
Inergy L.P.	8.25%	3/1/2016	1,000	1,055,000
MarkWest Energy Partners, L.P.	6.875%	11/1/2014	875	848,750
MarkWest Energy Partners, L.P.†	8.50%	7/15/2016	125	130,625
Sonat, Inc.	7.625%	7/15/2011	275	292,875
Williams Cos., Inc. (The)	7.875%	9/1/2021	1,400	1,508,500
Williams Partners L.P.†	7.25%	2/1/2017	400	410,000
Total				8,737,875

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Services 4.03%
AmeriPath, Inc.	10.50%	4/1/2013	$1,000	$1,087,500
Bio-Rad Laboratories, Inc.	6.125%	12/15/2014	750	729,375
CDRV Investors, Inc., (9.625% after 1/1/2010)**	Zero Coupon	1/1/2015	1,250	975,000
DaVita, Inc.	7.25%	3/15/2015	1,000	1,025,000
Hanger Orthopedic Group, Inc.	10.25%	6/1/2014	350	363,125
HCA Inc.	6.375%	1/15/2015	1,000	850,000
HCA Inc.†	9.125%	11/15/2014	500	535,625
Psychiatric Solutions, Inc.	7.75%	7/15/2015	900	902,250
Select Medical Corp.	7.625%	2/1/2015	375	313,125
Tenet Healthcare Corp.	7.375%	2/1/2013	700	646,625
Tenet Healthcare Corp.	9.25%	2/1/2015	525	527,625
Tenet Healthcare Corp.	9.875%	7/1/2014	400	409,000
UnitedHealth Group, Inc.	4.875%	4/1/2013	500	484,146
Vanguard Health Holdings Co. II LLC	9.00%	10/1/2014	1,500	1,526,250
Total				10,374,646
Hotels 0.83%
Gaylord Entertainment Co.	6.75%	11/15/2014	350	349,125
Gaylord Entertainment Co.	8.00%	11/15/2013	1,010	1,052,925
Host Marriott L.P.	6.375%	3/15/2015	750	743,437
Total				2,145,487
Household & Leisure Products 0.20%
ACCO Brands Corp.	7.625%	8/15/2015	525	518,437
Machinery 0.41%
Gardner Denver, Inc.	8.00%	5/1/2013	1,000	1,045,000
Media: Broadcast 1.08%
Allbritton Communications Co.	7.75%	12/15/2012	1,000	1,015,000
LIN TV Corp.	6.50%	5/15/2013	500	478,750
Sinclair Broadcast Group, Inc.	8.00%	3/15/2012	1,000	1,037,500
Sinclair Broadcast Group, Inc.	8.75%	12/15/2011	250	261,562
Total				2,792,812

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media: Cable 2.57%
Charter Communication Holdings, LLC I	11.00%	10/1/2015	$2,000	$2,062,500
Charter Communication Holdings, LLC II	10.25%	9/15/2010	500	525,625
DirecTV Holdings LLC	6.375%	6/15/2015	1,000	963,750
DirecTV Holdings LLC	8.375%	3/15/2013	277	289,465
Echostar DBS Corp.	6.375%	10/1/2011	1,000	996,250
Echostar DBS Corp.	7.125%	2/1/2016	575	577,875
Mediacom Broadband LLC	8.50%	10/15/2015	375	381,562
Mediacom Communications Corp.	9.50%	1/15/2013	775	802,125
Total				6,599,152
Media: Services 1.32%
Affinion Group, Inc.	11.50%	10/15/2015	625	664,062
Idearc, Inc.†	8.00%	11/15/2016	1,250	1,275,000
Interpublic Group of Cos. (The)	6.25%	11/15/2014	285	266,475
Warner Music Group Corp.	7.375%	4/15/2014	1,200	1,194,000
Total				3,399,537
Metals/Mining (Excluding Steel) 1.39%
Aleris Int'l., Inc.†	10.00%	12/15/2016	600	604,500
Foundation PA Coal Co.	7.25%	8/1/2014	750	766,875
Novelis Inc. (Canada)†(a)	8.25%	2/15/2015	1,000	972,500
Peabody Energy Corp.	5.875%	4/15/2016	1,000	980,000
Peabody Energy Corp.	7.375%	11/1/2016	225	240,750
Total				3,564,625
Non-Electric Utilities 0.58%
SEMCO Energy, Inc.	7.125%	5/15/2008	1,500	1,505,991
Non-Food & Drug Retailers 0.39%
Brookstone Company, Inc.	12.00%	10/15/2012	475	466,688
Linens 'n Things, Inc.	10.999%#	1/15/2014	225	219,375
Michaels Stores, Inc.†	10.00%	11/1/2014	300	313,500
Total				999,563

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil Field Equipment & Services 1.77%
Complete Production Services, Inc.†	8.00%	12/15/2016	$1,000	$1,030,000
Dresser, Rand Group Inc.	7.375%	11/1/2014	854	864,675
Grant Prideco, Inc.	6.125%	8/15/2015	550	539,000
Hanover Compressor Co.	7.50%	4/15/2013	1,000	1,015,000
Hanover Compressor Co.	8.625%	12/15/2010	375	393,750
Hanover Compressor Co.	9.00%	6/1/2014	175	189,875
Pride Int'l., Inc.	7.375%	7/15/2014	500	518,750
Total				4,551,050
Oil Refining & Marketing 0.39%
Tesoro Corp.	6.25%	11/1/2012	1,000	1,000,000
Packaging 1.59%
Berry Plastics Holdings Corp.†	8.875%	9/15/2014	1,000	1,020,000
Crown Cork & Seal, Inc.	7.375%	12/15/2026	1,720	1,616,800
Owens-Brockway Glass Container Inc.	7.75%	5/15/2011	525	542,062
Owens-Brockway Glass Container Inc.	8.875%	2/15/2009	492	505,530
Owens Illinois, Inc.	7.50%	5/15/2010	400	403,500
Total				4,087,892
Pharmaceuticals 1.10%
Angiotech Pharmaceuticals, Inc. (Canada)†(a)	7.75%	4/1/2014	1,250	1,093,750
Mylan Laboratories Inc.	6.375%	8/15/2015	800	796,000
Warner Chilcott Corp.	8.75%	2/1/2015	910	937,300
Total				2,827,050
Printing & Publishing 1.00%
Clarke American Corp.	11.75%	12/15/2013	450	483,750
Dex Media, Inc. (9.00% after 11/15/2008)**	Zero Coupon	11/15/2013	500	448,750
Dex Media West	9.875%	8/15/2013	536	586,920
R.H. Donnelley Corp.	8.875%	1/15/2016	1,000	1,055,000
Total				2,574,420
Restaurants 0.83%
Denny's Corp./Denny's Holdings Inc.	10.00%	10/1/2012	1,000	1,060,000
Landry's Restaurants, Inc.	7.50%	12/15/2014	1,100	1,080,750
Total				2,140,750

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Software/Services 1.01%
SERENA Software, Inc.	10.375%	3/15/2016	$750	$799,687
SunGard Data Systems, Inc.	9.125%	8/15/2013	1,100	1,160,500
SunGard Data Systems, Inc.	10.25%	8/15/2015	600	643,500
Total				2,603,687
Steel Producers/Products 0.54%
AK Steel Holding Corp.	7.75%	6/15/2012	750	759,375
Allegheny Ludlum Corp.	6.95%	12/15/2025	625	640,625
Total				1,400,000
Support: Services 2.87%
Ashtead Capital Inc.†	9.00%	8/15/2016	475	510,625
Avis Budget Car Rental†	7.625%	5/15/2014	1,250	1,225,000
FTI Inc.†	7.75%	10/1/2016	400	417,000
Hertz Corp. (The)†	8.875%	1/1/2014	1,350	1,420,875
Iron Mountain Inc.	7.75%	1/15/2015	800	820,000
Rental Service Corp.†	9.50%	12/1/2014	500	518,750
United Rentals North America, Inc.	7.75%	11/15/2013	1,000	1,008,750
Williams Scotsman, Inc.	8.50%	10/1/2015	1,400	1,468,250
Total				7,389,250
Telecommunications: Integrated/Services 4.39%
Cincinnati Bell, Inc.	8.375%	1/15/2014	2,500	2,581,250
Hughes Network Systems, LLC	9.50%	4/15/2014	600	629,250
Intelsat, Ltd. (Bermuda)(a)	8.25%	1/15/2013	1,350	1,377,000
Intelsat, Ltd. (Bermuda)†(a)	9.25%	6/15/2016	500	540,000
Nordic Telephone Co. Holdings (Denmark)†(a)	8.875%	5/1/2016	1,500	1,612,500
Qwest Capital Funding, Inc.	7.90%	8/15/2010	3,000	3,138,750
Qwest Corp.	7.875%	9/1/2011	375	401,250
Syniverse Technologies Inc.	7.75%	8/15/2013	1,000	1,002,500
Total				11,282,500
Telecommunications: Wireless 2.56%
Centennial Communications Corp.	10.00%	1/1/2013	650	694,687
Dobson Communications Corp.	8.875%	10/1/2013	950	972,562
Hellas II (Luxembourg)†(a)	11.115%#	1/15/2015	550	554,813

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nextel Communications, Inc.	7.375%	8/1/2015	$1,500	$1,539,617
Nextel Partners, Inc.	8.125%	7/1/2011	1,000	1,046,250
Rural Cellular Corp., Class A	9.75%	1/15/2010	1,000	1,032,500
UbiquiTel Operating Co.	9.875%	3/1/2011	680	737,800
Total				6,578,229
Theaters & Entertainment 0.54%
AMC Entertainment, Inc.	8.00%	3/1/2014	625	623,437
AMC Entertainment, Inc.	11.00%	2/1/2016	250	281,875
Cinemark USA, Inc.	9.00%	2/1/2013	445	473,925
Total				1,379,237
Transportation Excluding Air/Rail 0.64%
Briston Group Inc.	6.125%	6/15/2013	875	831,250
CHC Helicopter Corp., Class A (Canada)(a)	7.375%	5/1/2014	600	581,250
Hornbeck Offshore Services, Inc.	6.125%	12/1/2014	250	239,687
Total				1,652,187
Total High Yield Corporate Bonds (cost $162,937,844)				165,499,081
U.S. TREASURY OBLIGATION 3.05%
U.S. Treasury Note (cost $7,993,849)	5.00%	2/15/2011	7,750	7,849,301
Total Long-Term Investments (cost $237,883,246)				244,416,894
SHORT-TERM INVESTMENT 2.96%
Government Sponsored Enterprise Note
Federal Home Loan Bank (cost $7,605,986)	4.80%	1/2/2007	7,607	7,605,986
Total Investments in Securities 98.00% (cost $245,489,232)				252,022,880
Other Assets in Excess of Liabilities 2.00%				5,157,031
Net Assets 100.00%				$257,179,911

*  Non-income producing security.

  **  Deferred interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  #  Variable rate security. The interest rate represents the rate at December 31, 2006.

  (a)  Foreign security traded in U.S. dollars.

  (b)  Defaulted security.

  (c)  Amount is less than 1,000 shares.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2006

ASSETS:
Investment in securities, at value (cost $245,489,232)	$252,022,880
Cash	840,250
Receivables:
Interest and dividends	3,826,968
Capital shares sold	684,455
Investment securities sold	162,616
From advisor	14,428
Prepaid expenses and other assets	3,019
Total assets	257,554,616
LIABILITIES:
Payables:
Management fee	103,772
Capital shares reacquired	25,562
Directors' fees	22,866
Fund administration	8,333
Accrued expenses and other liabilities	214,172
Total liabilities	374,705
NET ASSETS	$257,179,911
COMPOSITION OF NET ASSETS:
Paid-in capital	$252,867,706
Distributions in excess of net investment income	(1,099,744)
Accumulated net realized loss on investments	(1,121,699)
Net unrealized appreciation on investments	6,533,648
Net Assets	$257,179,911
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	21,730,453
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.84

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Dividends	$554,675
Interest	14,330,228
Total investment income	14,884,903
Expenses:
Management fee	1,197,175
Shareholder servicing	850,460
Fund administration	95,774
Reports to shareholders	64,012
Professional	47,206
Custody	25,149
Directors' fees	8,993
Other	3,472
Gross expenses	2,292,241
Expense reductions (See Note 7)	(11,624)
Expenses assumed by advisor (See Note 3)	(125,701)
Net expenses	2,154,916
Net investment income	12,729,987
Net realized and unrealized gain:
Net realized gain on investments	1,877,023
Net change in unrealized appreciation on investments	6,797,430
Net realized and unrealized gain	8,674,453
Net Increase in Net Assets Resulting From Operations	$21,404,440

See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For The Year Ended December 31, 2006	For The Year Ended December 31, 2005
Operations:
Net investment income	$12,729,987	$8,756,123
Net realized gain on investments	1,877,023	1,447,034
Net change in unrealized appreciation (depreciation) on investments	6,797,430	(6,403,832)
Net increase in net assets resulting from operations	21,404,440	3,799,325
Distributions to shareholders from:
Net investment income	(14,674,655)	(10,131,268)
Net realized gain	–	(2,217,077)
Total distributions to shareholders	(14,674,655)	(12,348,345)
Capital share transactions (See Note 10):
Proceeds from sales of shares	81,888,925	74,923,258
Net proceeds in connection with acquisition of the Phoenix-Lord Abbett Bond-Debenture Series (See Note 11)	–	23,385,336
Reinvestment of distributions	14,674,655	12,348,345
Cost of shares reacquired	(58,390,303)	(28,031,651)
Net increase in net assets resulting from capital share transactions	38,173,277	82,625,288
Net increase in net assets	44,903,062	74,076,268
NET ASSETS:
Beginning of year	$212,276,849	$138,200,581
End of year	$257,179,911	$212,276,849
Distributions in excess of net investment income	$(1,099,744)	$(888,089)

See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$11.49	$12.05	$11.90	$10.58	$10.03
Investment operations:
Net investment income(a)	.63	.60	.64	.67	.57
Net realized and unrealized gain (loss)	.44	(.44)	.30	1.23	.23
Total from investment operations	1.07	.16	.94	1.90	.80
Distributions to shareholders from:
Net investment income	(.72)	(.59)	(.64)	(.48)	(.22)
Net realized gain	–	(.13)	(.15)	(.10)	(.03)
Total distributions	(.72)	(.72)	(.79)	(.58)	(.25)
Net asset value, end of year	$11.84	$11.49	$12.05	$11.90	$10.58
Total Return(b)	9.33%	1.31%	7.89%	18.01%	7.92%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.90%	.90%	.90%	.90%	.85%
Expenses, excluding expense reductions and including expenses assumed	.91%	.90%	.90%	.90%	.85%
Expenses, excluding expense reductions and expenses assumed	.96%	.94%	.98%	.99%	1.62%
Net investment income	5.31%	5.00%	5.30%	5.78%	5.39%
Supplemental Data:
Net assets, end of year (000)	$257,180	$212,277	$138,201	$96,185	$23,763
Portfolio turnover rate	37.88%	47.33%	44.01%	44.40%	105.79%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Bond-Debenture Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

Notes to Financial Statements (continued)

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis.

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2006, the effective management fee paid to Lord Abbett was at a rate of .50% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2006, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the total annual operating expenses (excluding management fee) did not exceed an annual rate of .40% of average daily net assets. A similar agreement is in place through April 30, 2008.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2006, the Fund incurred expenses of $825,716 for such services arrangements with certain insurance companies, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and 2005 are as follows:

	12/31/2006	12/31/2005
Distributions paid from:
Ordinary income	$14,674,655	$11,333,451
Net long-term capital gains	-	1,014,894
Total distributions paid	$14,674,655	$12,348,345

As of December 31, 2006, the components of accumulated earnings on a tax-basis are as follows:

Temporary differences	(22,866)
Unrealized gains – net	4,335,071
Total accumulated earnings – net	$4,312,205

As of December 31, 2006, the aggregate unrealized security gains and (losses) based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$247,687,809
Gross unrealized gain	7,616,675
Gross unrealized loss	(3,281,604)
Net unrealized security gain	$4,335,071

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of amortization and other temporary tax adjustments.

Permanent items identified during the fiscal year ended December 31, 2006, have been reclassified among the components of net assets based on their tax-basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$1,733,013	$(1,720,440)	$(12,573)

The permanent differences are primarily attributable to the tax treatment of amortization, paydown gains and losses, certain securities, and certain distributions.

Notes to Financial Statements (continued)

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2006 are as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$25,121,469	$100,579,225	$17,341,481	$68,293,052

*Includes U.S. Government sponsored enterprises securities.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of, an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions, relating to fund transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield securities are subject to

Notes to Financial Statements (continued)

greater price fluctuations, as well as additional risks. The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate will affect the price and volatility of a mortgage-related security. Some of these securities may be those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities are guaranteed with respect to the timely payment of interest and principal by the particular Government sponsored enterprise involved, not by the U.S. Government.

The Fund may invest up to 20% of its net assets in equity securities which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Shares sold	6,860,392	6,240,828
Shares issued in reorganization (See Note 11)	–	2,017,717
Reinvestment of distributions	1,241,511	1,077,517
Shares reacquired	(4,839,171)	(2,338,100)
Increase	3,262,732	6,997,962

11. REORGANIZATION

After the close of business on April 29, 2005, the Fund acquired the net assets of the Phoenix-Lord Abbett Bond-Debenture Series pursuant to a plan of reorganization approved by Phoenix-Lord Abbett Bond-Debenture Series shareholders on April 12, 2005. The acquisition was accomplished by a tax-free exchange of 2,017,717 shares (valued at $23,385,336) of the Fund for the 2,114,305 shares of Phoenix-Lord Abbett Bond-Debenture Series outstanding on April 29, 2005. Phoenix-Lord Abbett Bond-Debenture Series' net assets at that date, including $285,615 of unrealized depreciation, $31,739 of distribution in excess of net investment income and $181 of net accumulated realized loss, were combined with those of the Fund. The aggregate net assets of the Fund and Phoenix-Lord Abbett Bond-Debenture Series immediately before the acquisition were $144,433,446 and $23,385,336, respectively. The aggregate net assets of the Fund immediately after the acquisition were $167,818,782.

Notes to Financial Statements (concluded)

12. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund will adopt FIN 48 as of June 29, 2007 and the impact to the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. — Bond-Debenture Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – Bond-Debenture Portfolio (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – Bond-Debenture Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 16, 2007

Supplemental Proxy Information (Unaudited)

A meeting of the Lord Abbett Series Fund's shareholders was held on December 18, 2006. The meeting was held for the purpose of approving the election of the following nine (9) Directors:

•  E. Thayer Bigelow

•  William H.T. Bush

•  Robert B. Calhoun, Jr.

•  Robert S. Dow

•  Daria L. Foster

•  Julie A. Hill

•  Franklin W. Hobbs

•  Thomas J. Neff

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
E. Thayer Bigelow	11,215,121.540	78,179.445	-	-
William H.T. Bush	11,211,847.126	81,453.859	-	-
Robert B. Calhoun, Jr.	11,218,048.642	75,252.343	-	-
Robert S. Dow	11,216,007.868	77,293.117	-	-
Daria L. Foster	11,214,697.850	78,603.135	-	-
Julie A. Hill	11,218,169.320	75,131.665	-	-
Franklin W. Hobbs	11,217,810.350	75,490.635	-	-
Thomas J. Neff	11,212,864.661	80,436.324	-	-
James L.L. Tullis	11,218,630.213	74,670.772	-	-

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Directors

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and and Huttig Building Products Inc.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name, and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Sholom Dinsky (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Kenneth G. Fuller (1945)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2002; formerly Portfolio Manager and Senior Vice President at Pioneer Investment Management, Inc.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 – 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Cap Growth Assets at J & W Seligman & Company.

Basic Information About Management (continued)

Name, and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert G. Morris (1944)	Vice President	Elected in 1995	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name, and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2001	Assistant General Counsel, joined Lord Abbett in 1999.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC (2000-2003).

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

Approval of Advisory Contract

At meetings on December 11 and 12, 2006, the Board, including all of the Directors who are not interested persons of the Company, considered whether to approve the continuation of the existing management agreement between the Company and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2006, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance versus that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's investment performance was in the fourth quintile of its performance universe for the nine-month period and in the fifth quintile for the one-year and three-year periods. The Board also observed that the investment performance of the Fund was below that of the Lipper High Current Yield Bond Index for each of the nine-month, one-year, and three-year periods. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Lord Abbett Bond-Debenture Fund and that the Lord Abbett Bond-Debenture Fund was in the fourth quintile of its performance universe for the five-year period and in the second quintile for the ten-year period and below the relevant Lipper index for the five-year period and above that of the index for the most recent ten-year period. The Board also observed that the utility of the comparisons to the performance universes and the indexes was limited, because the Fund and the Lord Abbett Bond-Debenture Fund differed from many of the funds in the performance universes and the

Indexes in some material aspects, particularly in that they are required to keep at least 20% of its assets in a combination of investment grade securities, U.S. government securities, and cash. In addition, the Board observed that the Lord Abbett Funds, historically, in investing in below investment-grade debt, have invested in relatively higher quality bonds compared to many other funds that invest in below investment-grade debt, and that in recent years such bonds have not performed as well as lower quality bonds.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense ratio of the Fund and the expense ratios of the peer expense groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited all expenses other than management fees to forty basis points, resulting in a total expense ratio of 0.90%, and that the Board and Lord Abbett had agreed to a new expense reimbursement agreement with the same terms for fiscal 2007. The Board observed that the contractual and actual management and administrative services fees were approximately eight basis points below the median of the peer group. The Board observed that the total expense ratio was approximately five basis points below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces the Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures, and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2006 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Lord Abbett Series Fund, Inc.
  Bond Debenture Portfolio

LASFBD-3-1206
(2/07)

This report, when not used for the general
information of shareholders of the Fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

LORD ABBETT

2006

Annual

Report

Lord Abbett
Series Fund—
Growth and Income Portfolio

For the fiscal year ended December 31, 2006

Lord Abbett Series Fund — Growth and Income Portfolio

Annual Report

For the fiscal year ended December 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — Growth and Income Portfolio's performance for the year ended December 31, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the year ended December 31, 2006?

A: The stock market finished the year with broad strength, as the S&P Composite 1500® Index1 gained nearly 7% (including dividends) during fourth quarter 2006, or almost half of the year's total gain.

The economic backdrop seemed to moderate as the year progressed, and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late-year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. The unemployment rate slipped four-tenths

1

of a percent, to 4.5% – well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late-year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding, so too did revenue growth. After beginning the year with positive momentum, the market entered a period of consolidation in May; the spring sell-off persisted until mid-July. During the market correction small caps, as measured by the S&P SmallCap 600® Index,2 fell more than twice (in percentage terms) as much as large caps. Once positive momentum returned, large capitalized companies led the market higher. For the year, the S&P 100® Index,3 comprised of large cap stocks, gained more than 18% (on a total return basis), while the S&P SmallCap 600 Index matched the broad market with a return of roughly 15%. Mid-capitalization companies (based on the S&P MidCap 400® Index4) trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

Q: How did the Growth and Income Portfolio perform during the year ended December 31, 2006?

A: The Fund returned 17.3%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the S&P 500® Index,5 which returned 15.8% over the same period. (For compete annualized performance of the Fund, please see chart on page 4.)

Q: What were the most significant factors affecting performance?

A: The industrials sector was the greatest contributor to the Fund's performance relative to its benchmark for the one-year period, followed by the information technology sector (owing to an underweight position in this sector) and the telecommunications services sector.

Among the individual holdings that contributed to performance were ExxonMobil Corp. (the Fund's number-one contributor), an operator of petroleum and petrochemicals businesses; telecommunications services holdings AT&T Inc., a communications services provider, and BellSouth Corp., a provider of telecommunications services, systems, and products; consumer discretionary holding Comcast Corp., a developer of hybrid fiber-coaxial broadband cable communications networks; and consumer staples holding Kraft Foods Inc., a food and beverage company.

The most significant detractor from the Fund's relative performance was the financials sector, followed by the materials sector and the healthcare sector (owing to an overweight position in this sector).

Among the individual holdings that detracted from performance were materials

2

holding Newmont Mining Corp. (the Fund's number-one detractor), a developer of mineral properties, including gold; healthcare holdings Teva Pharmaceutical Industries Ltd., a developer of generic and branded human pharmaceuticals and active pharmaceutical ingredients, Boston Scientific Corp., a manufacturer of minimally invasive medical devices, and Medtronic, Inc., a provider of device-based therapies that restore health, extend life, and alleviate pain; and information technology holding Microsoft Corp., a developer and supporter of software products.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.LordAbbett.com. Read the prospectus carefully before investing.

1  The S&P Composite 1500® Index is a broad market portfolio representing the large cap, mid cap and small cap segments of the U.S. equity market.

2  The S&P SmallCap 600® Index is comprised of 600 small-cap companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

3  The S&P 100® Index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue-chip stocks across diverse industry groups.

4  The S&P MidCap 400® Index measures the performance of the mid-size company segment of the U.S. market.

5  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.lordabbett.com.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500/Citigroup Value Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The S&P 500/Citigroup Value Index was formerly named the S&P 500/Barra Value Index, which recently experienced some adjustments in the methodology used for performance reporting purposes. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2006

	1 Year	5 Years	10 Years
Class VC	17.27%	7.93%	10.02%

1  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/06 – 12/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/06	12/31/06	7/1/06 – 12/31/06
Class VC
Actual	$1,000.00	$1,114.00	$4.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.84	$4.43

†  Expenses are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2006

Sector*	%**
Consumer Discretionary	5.75%
Consumer Staples	15.94%
Financial Services	20.88%
Healthcare	13.35%
Integrated Oils	5.06%
Materials & Processing	6.50%
Other	2.82%
Other Energy	3.40%
Producer Durables	2.90%
Technology	4.41%
Utilities	12.60%
Short-Term Investment	6.39%
Total	100.00%

  *  A sector may comprise several industries.
  **  Represents percent of total investments.

6

Schedule of Investments

December 31, 2006

Investments	Shares	Value (000)
COMMON STOCKS 94.86%
Aerospace 0.79%
Lockheed Martin Corp.	88,933	$8,188
Rockwell Collins, Inc.	138,484	8,765
Total		16,953
Agriculture, Fishing & Ranching 0.94%
Monsanto Co.	384,423	20,194
Banks 8.06%
Bank of America Corp.	739,404	39,477
Bank of New York Co., Inc. (The)	477,792	18,811
BB&T Corp.	52,300	2,297
Fifth Third Bancorp.	90,852	3,719
JPMorgan Chase & Co.	745,318	35,999
Marshall & Ilsley Corp.	262,524	12,630
Mellon Financial Corp.	305,611	12,881
Mitsubishi UFJ Financial Group, Inc. ADR	407,733	5,076
Regions Financial Corp.	141,200	5,281
SunTrust Banks, Inc.	218,369	18,441
U.S. Bancorp.	440,427	15,939
Zions Bancorp.	35,780	2,950
Total		173,501
Beverage: Brewers 0.41%
Anheuser-Busch Cos., Inc.	177,763	8,746
Beverage: Soft Drinks 2.70%
Coca-Cola Co. (The)	404,017	19,494
Coca-Cola Enterprises Inc.	556,438	11,362
PepsiCo, Inc.	437,917	27,392
Total		58,248
Biotechnology Research & Production 1.54%
Baxter Int'l., Inc.	714,868	33,163

Investments	Shares	Value (000)
Cable Television Services 0.11%
Liberty Media Corp. Capital, Ser. A, Tracking Stock*	24,234	$2,375
Chemicals 0.71%
Air Products and Chemicals, Inc.	46,156	3,244
Praxair, Inc.	202,889	12,037
Total		15,281
Communications & Media 0.52%
Time Warner Inc.	510,738	11,124
Computer Services, Software & Systems 0.13%
Symantec Corp.*	129,587	2,702
Computer Technology 1.96%
Hewlett-Packard Co.	491,685	20,252
Int'l. Business Machines Corp.	55,499	5,392
Sun Microsystems, Inc.*	3,053,117	16,548
Total		42,192
Consumer Products 0.98%
Kimberly-Clark Corp.	311,986	21,200
Copper 0.39%
Phelps Dodge Corp.	71,107	8,513
Diversified Financial Services 4.38%
American Express Co.	36,114	2,191
Citigroup, Inc.	1,447,166	80,607
MetLife Inc.	105,646	6,234
Morgan Stanley	65,900	5,366
Total		94,398
Drug & Grocery Store Chains 1.86%
CVS Corp.	207,820	6,424
Kroger Co. (The)	1,459,846	33,678
Total		40,102

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2006

Investments	Shares	Value (000)
Drugs & Pharmaceuticals 10.34%
Abbott Laboratories	319,073	$15,542
AstraZeneca plc ADR	234,916	12,580
Bristol-Myers Squibb Co.	594,557	15,649
Johnson & Johnson	197,309	13,026
Medimmune, Inc.*	303,878	9,837
Merck & Co., Inc.	195,101	8,506
Novartis AG ADR	807,000	46,354
Pfizer Inc.	340,783	8,826
Sanofi-Aventis ADR	428,466	19,782
Schering-Plough Corp.	523,433	12,374
Teva Pharmaceutical Industries Ltd. ADR	493,067	15,325
Wyeth	882,464	44,935
Total		222,736
Electrical Equipment & Components 0.99%
Emerson Electric Co.	485,034	21,385
Electronics: Technology 2.38%
General Dynamics Corp.	263,914	19,622
Raytheon Co.	600,504	31,707
Total		51,329
Engineering & Contracting Services 0.36%
Fluor Corp.	94,486	7,715
Finance Companies 0.25%
Capital One Financial Corp.	69,900	5,370
Financial Data Processing Services & Systems 0.80%
Automatic Data Processing, Inc.	352,061	17,339
Financial: Miscellaneous 3.36%
Federal Home Loan Mortgage Corp.	462,808	31,425
Federal National Mortgage Assoc.	549,941	32,661
MBIA Inc.	112,586	8,225
Total		72,311

Investments	Shares	Value (000)
Foods 4.06%
Campbell Soup Co.	714,934	$27,804
Kellogg Co.	160,180	8,019
Kraft Foods Inc., Class A	1,443,910	51,547
Total		87,370
Gold 2.98%
Barrick Gold Corp. (Canada)(a)	1,256,128	38,563
Newmont Mining Corp.	567,804	25,636
Total		64,199
Health & Personal Care 0.18%
Medco Health Solutions, Inc.*	72,518	3,875
Healthcare Management Services 0.17%
Aetna Inc.	87,681	3,786
Identification Control & Filter Devices 0.37%
Parker Hannifin Corp.	102,656	7,892
Insurance: Multi-Line 3.08%
Allstate Corp. (The)	133,452	8,689
American Int'l. Group, Inc.	628,735	45,055
Hartford Financial Group, Inc (The)	16,600	1,549
Lincoln National Corp.	131,176	8,710
St. Paul Travelers Cos., Inc. (The)	42,777	2,297
Total		66,300
Insurance: Property-Casualty 1.03%
ACE Ltd. (Bermuda)(a)	187,091	11,332
XL Capital Ltd., Class A (Bermuda)(a)	150,769	10,858
Total		22,190
Machinery: Construction & Handling 0.43%
Caterpillar Inc.	151,910	9,317

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2006

Investments	Shares	Value (000)
Machinery: Industrial/Specialty 0.27%
Illinois Tool Works Inc.	123,969	$5,726
Machinery: Oil Well Equipment & Services 1.76%
Schlumberger Ltd. (Netherlands)(a)	598,591	37,807
Medical & Dental Instruments & Supplies 1.29%
Boston Scientific Corp.*	1,611,073	27,678
Miscellaneous: Consumer Staples 1.61%
Diageo plc ADR	436,006	34,580
Multi-Sector Companies 2.85%
3M Co.	19,300	1,504
Eaton Corp.	26,288	1,975
General Electric Co.	1,558,431	57,989
Total		61,468
Office Furniture & Business Equipment 0.10%
Pitney Bowes Inc.	44,804	2,070
Oil: Crude Producers 0.91%
Chesapeake Energy Corp.	253,400	7,361
Devon Energy Corp.	182,400	12,235
Total		19,596
Oil: Integrated Domestic 0.10%
Occidental Petroleum Corp.	42,100	2,056
Oil: Integrated International 5.03%
Chevron Corp.	269,898	19,846
ExxonMobil Corp.	1,155,855	88,573
Total		108,419
Paper 1.21%
International Paper Co.	763,253	26,027
Publishing: Newspapers 0.10%
Gannett Co., Inc.	35,000	2,116

Investments	Shares	Value (000)
Radio & TV Broadcasters 0.32%
News Corp., Class B	309,744	$6,895
Rental & Leasing Services: Consumer 0.24%
Hertz Global Holdings, Inc.*	292,700	5,090
Retail 0.87%
Federated Department Stores, Inc.	170,723	6,510
Wal-Mart Stores, Inc.	263,192	12,154
Total		18,664
Securities Brokerage & Services 0.20%
Countrywide Financial Corp.	100,900	4,283
Services: Commercial 2.69%
IAC/InterActiveCorp.*	706,797	26,265
Waste Management, Inc.	862,075	31,698
Total		57,963
Soaps & Household Chemicals 5.51%
Clorox Co. (The)	354,058	22,713
Colgate-Palmolive Co.	83,600	5,454
Procter & Gamble Co. (The)	1,408,369	90,516
Total		118,683
Utilities: Cable TV & Radio 1.79%
Comcast Corp., Special Class A*	920,236	38,539
Utilities: Electrical 7.39%
Ameren Corp.	218,126	11,720
Consolidated Edison, Inc.	143,494	6,898
Dominion Resources, Inc.	201,467	16,891
DTE Energy Co.	17,800	862
Duke Energy Corp.	308,904	10,259
Entergy Corp.	44,804	4,136
FPL Group, Inc.	487,854	26,549
PG&E Corp.	714,422	33,813
PPL Corp.	487,245	17,463

See Notes to Financial Statements.
9

Schedule of Investments (concluded)

December 31, 2006

Investments	Shares	Value (000)
Progress Energy, Inc.	255,542	$12,542
Southern Co. (The)	489,989	18,061
Total		159,194
Utilities: Gas Pipelines 0.78%
El Paso Corp.	848,522	12,965
Williams Cos., Inc. (The)	146,500	3,827
Total		16,792
Utilities: Telecommunications 3.58%
AT&T Inc.	1,600,633	57,223
BellSouth Corp.	424,096	19,979
Total		77,202
Total Common Stocks (cost $1,736,431,493)		2,042,654

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 6.48%
Repurchase Agreement
Repurchase Agreement dated 12/29/2006, 4.61% due 1/2/2007 with State Street Bank & Trust Co. collateralized by $80,545,000 of Federal Home Loan Bank at 3.375% to 4.875% due from 2/15/2007 to 2/23/2007 and $15,000,000 of Federal Home Loan Mortgage Corp. at 2.75% due 2/9/2007 and $44,430,000 of Federal National Mortgage Assoc. at 5.00% due 1/15/2007; value: $142,295,695; proceeds: $139,575,106 (cost $139,503,649)	$139,504	$139,504
Total Investments in Securities 101.34% (cost $1,875,935,142)		2,182,158
Liabilities in Excess of Other Assets (1.34%)		(28,778)
Net Assets 100.00%		$2,153,380

ADR  American Depositary Receipt.

Tracking Stock A security issued by a parent company that tracks the performance of a particular division.

*  Non-income producing security.

(a)  Foreign security traded in U.S. dollars.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

December 31, 2006

ASSETS:
Investment in securities, at value (cost $1,875,935,142)	$2,182,157,631
Receivables:
Investment securities sold	16,071,000
Interest and dividends	3,242,018
Capital shares sold	2,156,914
Prepaid expenses	14,125
Total assets	2,203,641,688
LIABILITIES:
Payables:
Investment securities purchased	45,248,481
Capital shares reacquired	2,854,780
Management fee	831,251
Directors' fees	127,309
Fund administration	70,057
Accrued expenses and other liabilities	1,130,031
Total liabilities	50,261,909
NET ASSETS	$2,153,379,779
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,827,105,219
Undistributed net investment income	293,628
Accumulated net realized gain on investments	19,758,443
Net unrealized appreciation on investments	306,222,489
Net Assets	$2,153,379,779
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	73,399,821
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$29.34

See Notes to Financial Statements.
11

Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Dividends (net of foreign withholding taxes of $186,104)	$37,444,335
Interest	4,266,790
Total investment income	41,711,125
Expenses:
Management fee	8,839,010
Shareholder servicing	6,149,888
Fund administration	741,245
Reports to shareholders	165,785
Custody	96,360
Directors' fees	68,605
Professional	58,984
Other	29,219
Gross expenses	16,149,096
Expense reductions (See Note 8)	(46,300)
Net expenses	16,102,796
Net investment income	25,608,329
Net realized and unrealized gain:
Net realized gain on investments	86,879,108
Net realized gain on redemptions in-kind (See Note 6)	9,914,641
Net change in unrealized appreciation on investments	174,822,963
Net realized and unrealized gain	271,616,712
Net Increase in Net Assets Resulting From Operations	$297,225,041

See Notes to Financial Statements.
12

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Operations:
Net investment income	$25,608,329	$15,235,932
Net realized gain on investments	86,879,108	91,782,575
Net realized gain on redemptions in-kind	9,914,641	–
Net change in unrealized appreciation (depreciation) on investments	174,822,963	(48,642,583)
Net increase in net assets resulting from operations	297,225,041	58,375,924
Distributions to shareholders from:
Net investment income	(25,431,853)	(15,171,871)
Net realized gain	(68,149,530)	(92,697,559)
Total distributions to shareholders	(93,581,383)	(107,869,430)
Capital share transactions (See Note 11):
Proceeds from sales of shares	493,576,984	435,234,430
Net proceeds in connection with acquisition of the Phoenix-Lord Abbett Large-Cap Value Series (See Note 12)	–	97,205,428
Reinvestment of distributions	93,581,383	107,869,430
Cost of shares reacquired	(159,328,918)	(174,586,179)
Cost of redemptions in-kind (See Note 6)	(70,919,710)	–
Net increase in net assets resulting from capital share transactions	356,909,739	465,723,109
Net increase in net assets	560,553,397	416,229,603
NET ASSETS:
Beginning of year	$1,592,826,382	$1,176,596,779
End of year	$2,153,379,779	$1,592,826,382
Undistributed net investment income	$293,628	$117,152

See Notes to Financial Statements.
13

Financial Highlights

	Year Ended 12/31
	2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$26.16		$27.18	$24.52	$18.83	$23.11
Investment operations:
Net investment income(a)	.39		.29	.27	.20	.14
Net realized and unrealized gain (loss)	4.12		.60	2.83	5.64	(4.31)
Total from investment operations	4.51		.89	3.10	5.84	(4.17)
Distributions to shareholders from:
Net investment income	(.36)		(.27)	(.22)	(.15)	(.11)
Net realized gain	(.97)		(1.64)	(.22)	–	– (c)
Total distributions	(1.33)		(1.91)	(.44)	(.15)	(.11)
Net asset value, end of year	$29.34		$26.16	$27.18	$24.52	$18.83
Total Return(b)	17.27%		3.25%	12.65%	31.01%	(18.03)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.87%		.91%	.89%	.85%	.94%
Expenses, excluding expense reductions	.87%		.91%	.89%	.85%	.94%
Net investment income	1.38%		1.11%	1.05%	.93%	.70%
Supplemental Data:
Net Assets, end of year (000)	$2,153,380		$1,592,826	$1,176,597	$644,983	$259,691
Portfolio turnover rate	51.65	%(d)	46.71%	27.91%	31.16%	51.79%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) Includes portfolio securities delivered as a result of redemption in-kind transactions.

See Notes to Financial Statements.
14

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Growth and Income Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. Exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated among the funds within the Company on a pro rata basis.

15

Notes to Financial Statements (continued)

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2006, the effective management fee paid to Lord Abbett was at a rate of .48% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2006, the Fund incurred expenses of $6,024,831 for such services arrangements, with certain insurance companies, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net

16

Notes to Financial Statements (continued)

investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and 2005 are as follows:

	12/31/2006	12/31/2005
Distributions paid from:
Ordinary income	$27,993,234	$22,622,245
Net long-term capital gains	65,588,149	85,247,185
Total distributions paid	$93,581,383	$107,869,430

As of December 31, 2006, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net	$2,010,264
Undistributed long-term capital gains	22,675,102
Total undistributed earnings	24,685,366
Temporary differences	(127,309)
Unrealized gains - net	301,716,503
Total accumulated earnings - net	$326,274,560

As of December 31, 2006, the Fund's aggregate unrealized security gains and (losses) based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$1,880,441,128
Gross unrealized gain	312,041,416
Gross unrealized loss	(10,324,913)
Net unrealized security gain	$301,716,503

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2006, have been reclassified among the components of net assets based on their tax-basis treatment as follows:

Accumulated Net Realized Gain	Paid-in Capital
$(9,914,641)	$9,914,641

The permanent difference is attributable to the tax treatment of redemptions in-kind.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments and including redemptions in-kind) for the fiscal year ended December 31, 2006 are as follows:

Purchases	Sales
$1,149,481,368	$901,953,964

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2006.

17

Notes to Financial Statements (continued)

6. REDEMPTIONS IN-KIND

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of fund shares ("redemptions in-kind"). For financial reporting purposes, the Fund recognizes a gain on redemptions in-kind to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if cost exceeds value. During the fiscal year ended December 31, 2006, shareholders of the Fund redeemed Fund shares in exchange for Fund portfolio securities, causing the Fund to realize a net gain of $9,914,641.

7. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

8. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

18

Notes to Financial Statements (concluded)

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Shares sold	17,367,875	16,232,672
Shares issued in reorganization (See Note 12)	-	3,737,233
Reinvestment of distributions	3,192,814	4,107,747
Shares reacquired	(5,646,811)	(6,478,520)
Redemptions in-kind	(2,403,243)	-
Increase	12,510,635	17,599,132

12. REORGANIZATION

After the close of business on April 29, 2005, the Fund acquired the net assets of the Phoenix-Lord Abbett Large-Cap Value Series pursuant to a plan of reorganization approved by Phoenix-Lord Abbett Large-Cap Value Series shareholders on April 12, 2005. The acquisition was accomplished by a tax-free exchange of 3,737,233 shares (valued at $97,205,428) of the Fund for the 7,250,139 shares of Phoenix-Lord Abbett Large-Cap Value Series outstanding on April 29, 2005. Phoenix-Lord Abbett Large-Cap Value Series' net assets at that date, including $7,237,561 of unrealized appreciation and $304,902 of accumulated net realized loss on investments, were combined with those of the Fund. The aggregate net assets of the Fund and Phoenix-Lord Abbett Large-Cap Value Series immediately before the acquisition were $1,216,447,332 and $97,205,428, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,313,652,760.

13. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund will adopt FIN 48 as of June 29, 2007 and the impact to the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. — Growth and Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. - Growth and Income Portfolio (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Growth and Income Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 16, 2007

20

Supplemental Proxy Information (unaudited)

A meeting of the Lord Abbett Series Fund's shareholders was held on December 18, 2006. The meeting was held for the purpose of approving the election of the following nine (9) Directors:

•  E. Thayer Bigelow

•  William H.T. Bush

•  Robert B. Calhoun, Jr.

•  Robert S. Dow

•  Daria L. Foster

•  Julie A. Hill

•  Franklin W. Hobbs

•  Thomas J. Neff

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
E. Thayer Bigelow	974,105,583.544	7,722,134.430	-	-
William H.T. Bush	973,886,596.501	7,941,121.473	-	-
Robert B. Calhoun, Jr.	974,440,320.817	7,387,397.157	-	-
Robert S. Dow	973,413,290.168	8,414,427.806	-	-
Daria L. Foster	973,319,300.375	8,508,417.599	-	-
Julie A. Hill	974,180,497.446	7,647,220.528	-	-
Franklin W. Hobbs	974,525,017.914	7,302,700.060	-	-
Thomas J. Neff	974,185,147.703	7,642,570.271	-	-
James L.L. Tullis	974,413,438.295	7,414,279.679	-	-

21

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Directors

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC
		(since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Sholom Dinsky (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Kenneth G. Fuller (1945)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2002; formerly Portfolio Manager and Senior Vice President at Pioneer Investment Management, Inc.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 – 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Cap Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert G. Morris (1944)	Vice President	Elected in 1995	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2001	Assistant General Counsel, joined Lord Abbett in 1999.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC (2000-2003).

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings on December 11 and 12, 2006, the Board, including all of the Directors who are not interested persons of the Company, considered whether to approve the continuation of the existing management agreement between the Company and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2006, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance versus that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's performance was in the second quintile of its performance universe for the nine-month, one-year, and five-year periods, in the third quintile for the three-year period, and in the first quintile for the ten-year period. The Board also observed that the Fund's investment performance was above that of the Lipper Large-Cap Value Index for the nine-month, one-year, five-year, and ten-year periods, and below that of the Index for the three-year period.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment

27

management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense ratio of the Fund and the expense ratios of the peer expense groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed The Board observed that the contractual and actual management and administrative services fees were approximately eight basis points below the median of the peer group. The Board also observed that the total expense ratio of the Fund was approximately three basis points below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

28

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures, and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2006 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2006, $65,588,149 represents long-term capital gains.

30

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Lord Abbett Series Fund, Inc.

Growth and Income Portfolio

LASFGI-2-1206

(2/07)

This report, when not used for the general
information of shareholders of the Fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

LORD ABBETT

2006

Annual

Report

Lord Abbett
Series Fund—
Growth Opportunities
  Portfolio

For the fiscal year ended December 31, 2006

Lord Abbett Series Fund — Growth Opportunities Portfolio

Annual Report

For the fiscal year ended December 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — Growth Opportunities Portfolio's performance for the year ended December 31, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the year ended December 31, 2006?

A: The stock market finished the year with broad strength, as the S&P Composite 1500® Index1 gained nearly 7% (including dividends) during fourth quarter 2006, or almost half of the year's total gain.

The economic backdrop seemed to moderate as the year progressed, and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late-year employment gains in the service sector,

1

for instance, more than offset layoffs in the construction and manufacturing sectors. The unemployment rate slipped four-tenths of a percent, to 4.5% — well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late-year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding, so too did revenue growth. After beginning the year with positive momentum, the market entered a period of consolidation in May; the spring sell-off persisted until mid-July. During the market correction small caps, as measured by the S&P SmallCap 600® Index,2 fell more than twice (in percentage terms) as much as large caps. Once positive momentum returned, large capitalized companies led the market higher. For the year, the S&P 100® Index,3 comprised of large cap stocks, gained more than 18% (on a total return basis), while the S&P SmallCap 600 Index matched the broad market with a return of roughly 15%. Mid-capitalization companies (based on the S&P MidCap 400® Index4) trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

Q: How did the Growth Opportunities Portfolio perform during the year ended December 31, 2006?

A: The Fund returned 7.9%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the Russell Midcap® Growth Index,5 which returned 10.7% in the same period. (For complete annualized performance of the Fund, please see chart on page 5.)

Q: What were the most significant factors affecting performance?

A: The most significant detractor from the Fund's performance relative to its benchmark for the 12-month period was the healthcare sector, followed by the technology sector (in which the Fund's overweight position hurt performance) and the utilities sector (in which the Fund's underweight position hurt performance).

Among the individual healthcare holdings that detracted from performance were UnitedHealth Group Inc. (the Fund's number-one detractor), a manager of organized health systems, and Omnicare, Inc. a provider of professional pharmacy, related consulting, and data management services, disappointed.

2

In addition, other holdings that detracted from performance were Tellabs, Inc., a provider of voice, data, and video transport and network access systems; materials and processing holding Hexcel Corp., a developer of reinforcement products, composite materials, and engineered products; and consumer discretionary holding Tractor Supply Co., an operator of a retail farm store chain.

The greatest contributor to the Fund's performance relative to its benchmark was the other energy sector (which includes oil service companies, as well as smaller exploration and production companies, and independent refiners), followed by the financial services sector and the consumer staples sector.

Among the individual holdings that contributed to performance were three financial services holdings: Alliance Data Systems Corp. (the Fund's number-one contributor), a provider of transaction services, credit services, and marketing services to retail companies; MasterCard, Inc., a provider of transaction processing and related services for credit and debit cards, electronic cash, automated teller machines, and travelers checks; and IntercontinentalExchange Inc., an operator of an electronic commodities trading platform, also contributed.

Two other holdings that helped the Fund's relative performance were technology holding Akamai Technologies, Inc., a provider of Internet content delivery services, and healthcare holding Fisher Scientific International Inc., a provider of laboratory supplies including equipment and materials for the life and health sciences industries. (The company was recently acquired by Thermo Electron Corp.)

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

3

1  The S&P Composite 1500® Index is a broad market portfolio representing the large cap, mid cap and small cap segments of the U.S. equity market.

2 The S&P SmallCap 600® Index is comprised of 600 small-cap companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

3The S&P 100® Index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue-chip stocks across diverse industry groups.

4 The S&P MidCap 400® Index measures the performance of the mid-size company segment of the U.S. market.

5 The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks also are members of the Russell 1000® Growth Index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.lordabbett.com.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Growth Index and the S&P MidCap 400/Citigroup Growth Index, assuming reinvestment of all dividends and distributions. The S&P MidCap 400/Citigroup Growth was formerly named the S&P MidCap 400/Barra Growth Index, which recently experienced some adjustments in the methodology used for performance reporting purposes. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2006

	1 Year	Life of Class
Class VC2	7.89%	11.71%

1  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 30, 2003.

2  The Class VC shares were first offered on April 30, 2003. Performance is at net asset value.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/06 – 12/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/06	12/31/06	7/1/06 – 12/31/06
Class VC
Actual	$1,000.00	$1,051.40	$6.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.17	$6.11

†  Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2006

Sector*	%**
Auto & Transportation	1.55%
Consumer Discretionary	26.27%
Consumer Staples	2.20%
Financial Services	10.75%
Healthcare	15.59%
Materials & Processing	5.00%
Other	1.48%
Other Energy	6.73%
Producer Durables	5.94%
Technology	15.00%
Utilities	2.01%
Short-Term Investment	7.48%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

7

Schedule of Investments

December 31, 2006

Investments	Shares	Value (000)
COMMON STOCKS 95.09%
Advertising Agency 2.71%
Lamar Advertising Co.*	41,000	$2,681
Aerospace 1.69%
Rockwell Collins, Inc.	26,400	1,671
Agriculture, Fishing & Ranching 2.14%
Monsanto Co.	40,200	2,112
Air Transportation 0.51%
Expeditors Int'l. of Washington, Inc.	12,400	502
Banks 2.32%
Lazard Ltd., Class A (Bermuda)(a)	22,900	1,084
Northern Trust Corp.	19,900	1,208
Total		2,292
Biotechnology 0.51%
Theravance, Inc.*	16,500	510
Biotechnology Research & Production 3.16%
Alexion Pharmaceuticals, Inc.*	18,900	763
Celgene Corp.*	9,500	547
Cephalon, Inc.*	17,400	1,225
Human Genome Sciences, Inc.*	47,600	592
Total		3,127
Casinos & Gambling 2.70%
International Game Technology	37,500	1,732
WMS Industries Inc.*	26,900	938
Total		2,670
Chemicals 1.09%
Ecolab, Inc.	23,900	1,080

Investments	Shares	Value (000)
Communications Technology 2.67%
Atheros Communications, Inc.*	24,600	$525
Harris Corp.	24,600	1,128
WebEx Communications, Inc.*	28,200	984
Total		2,637
Computer Services, Software & Systems 6.81%
Akamai Technologies, Inc.*	33,000	1,753
Cognizant Tech Solutions Corp.*	12,900	995
Equinix, Inc.*	18,800	1,422
F5 Networks, Inc.*	17,200	1,276
QLogic Corp.*	58,700	1,287
Total		6,733
Computer Technology 3.06%
Network Appliance, Inc.*	45,000	1,768
NVIDIA Corp.*	34,000	1,258
Total		3,026
Consumer Electronics 2.79%
Activision, Inc.*	57,800	997
Electronic Art Inc.*	15,100	760
THQ Inc.*	30,900	1,005
Total		2,762
Cosmetics 0.31%
Bare Escentuals, Inc.*	9,800	305
Diversified Production 2.46%
Danaher Corp.	16,636	1,205
Dover Corp.	25,000	1,226
Total		2,431
Drug & Grocery Store Chains 0.84%
Safeway, Inc.	24,100	833

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2006

Investments	Shares	Value (000)
Drugs & Pharmaceuticals 2.94%
Medicines Co. (The)*	21,300	$676
Medicis Pharmaceuticals Corp.	27,000	948
Shire Pharmaceuticals ADR	20,800	1,285
Total		2,909
Education Services 1.45%
ITT Educational Services, Inc.*	21,600	1,434
Electronics 1.45%
Amphenol Corp.	11,600	720
Daktronics, Inc.	19,300	711
Total		1,431
Electronics:
Semi-Conductors/Components 1.43%
MEMC Electronic Materials*	17,900	701
Xilinx, Inc.	30,000	714
Total		1,415
Entertainment 1.02%
Dreamworks Animation SKG Inc.*	34,200	1,009
Finance Companies 0.61%
International Securities Exchange Holdings, Inc.	12,900	604
Financial Data Processing Services & Systems 2.99%
Alliance Data Systems Corp.*	29,330	1,832
Fiserv, Inc.*	21,400	1,122
Total		2,954
Financial Information Services 1.10%
FactSet Research Systems Inc.	19,200	1,084

Investments	Shares	Value (000)
Healthcare Facilities 1.13%
ICON plc ADR*	29,600	$1,116
Healthcare Management Services 0.57%
Pediatrix Medical Group, Inc.*	11,500	562
Hotel/Motel 3.87%
Hilton Hotels Corp.	31,700	1,106
Starwood Hotels & Resorts Worldwide, Inc.	16,200	1,013
Wynn Resorts, Ltd.	18,200	1,708
Total		3,827
Leisure Time 0.90%
Penn National Gaming, Inc.*	21,300	887
Machinery: Oil Well Equipment & Services 3.52%
Cameron International Corp.*	25,100	1,331
Dril-Quip, Inc.*	20,300	795
National-Oilwell Varco, Inc.*	8,600	526
Smith International, Inc.	20,200	830
Total		3,482
Medical & Dental Instruments & Supplies 7.04%
Beckman Coulter, Inc.	21,300	1,274
DENTSPLY International Inc.	26,300	785
Edwards Lifesciences Corp.*	19,100	898
Henry Schein, Inc.*	25,200	1,234
Mentor Corp.	21,500	1,051
Thermo Fisher Scientific Inc.*	38,040	1,723
Total		6,965

See Notes to Financial Statements.
9

Schedule of Investments (continued)

December 31, 2006

Investments	Shares	Value (000)
Medical Services 0.66%
Covance Inc.*	11,100	$654
Metal Fabricating 1.92%
Precision Castparts Corp.	24,200	1,894
Miscellaneous: Producer Durables 0.93%
BE Aerospace, Inc.*	35,800	919
Multi-Sector Companies 1.52%
Textron Inc.	16,000	1,500
Oil: Crude Producers 3.40%
Cabot Oil & Gas Corp.	24,700	1,498
Range Resources Corp.	51,800	1,423
Southwestern Energy Co.*	12,500	438
Total		3,359
Radio & TV Broadcasters 1.61%
Rogers Communications, Inc., Class B (Canada)(a)	26,700	1,591
Real Estate Investment Trusts 0.40%
Douglas Emmett, Inc.	15,000	399
Restaurants 0.48%
P.F. Chang's China Bistro, Inc.*	12,500	480
Retail 4.93%
American Eagle Outfitters, Inc.	14,550	454
Dick's Sporting Goods, Inc.*	18,000	882
Family Dollar Stores, Inc.	26,300	771
J.C. Penney Co., Inc.	11,700	905
Nordstrom, Inc.	10,500	518
O'Reilly Automotive, Inc.*	23,600	757
Tween Brands Inc.*	14,700	587
Total		4,874

Investments	Shares	Value (000)
Savings & Loan 1.20%
Hudson City Bancorp, Inc.	85,600	$1,188
Securities Brokerage & Services 2.43%
IntercontinentalExchange, Inc.*	10,500	1,133
Investment Technology Group*	14,700	630
KBW, Inc.*	21,700	638
Total		2,401
Services: Commercial 1.82%
Corrections Corp. of America*	20,050	907
Monster Worldwide, Inc.*	19,100	891
Total		1,798
Shipping 1.09%
UTi Worldwide Inc. (United Kingdom)(a)	36,000	1,076
Soaps & Household Chemicals 1.42%
Church & Dwight Co., Inc.	33,000	1,407
Telecommunications Equipment 1.02%
American Tower Corp.*	27,200	1,014
Textiles Apparel Manufacturers 1.35%
Coach, Inc.*	31,200	1,340
Toys 1.05%
Marvel Entertainment, Inc.*	38,700	1,041
Utilities: Telecommunications 2.07%
Nii Holdings, Inc.*	19,100	1,231
Time Warner Telecom, Inc.*	40,800	813
Total		2,044
Total Common Stocks (cost $85,527,672)		94,030

See Notes to Financial Statements.
10

Schedule of Investments (concluded)

December 31, 2006

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 7.69%
Repurchase Agreement
Repurchase Agreement dated 12/29/2006, 4.61% due 1/2/2007 with State Street Bank & Trust Co. collateralized by $8,140,000 of Federal National Mortgage Assoc. at Zero Coupon due 11/30/2007; value: $7,763,525; proceeds: $7,611,393 (cost $7,607,496)	$7,607	$7,607
Total Investments in Securities 102.78% (cost $93,135,168)		101,637
Liabilities in Excess of Other Assets (2.78%)		(2,749)
Net Assets 100.00%		$98,888

  ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

December 31, 2006

ASSETS:
Investment in securities, at value (cost $93,135,168)	$101,636,984
Receivables:
Investment securities sold	327,902
Capital shares sold	131,717
Interest and dividends	45,562
From advisor	11,721
Prepaid expenses and other assets	581
Total assets	102,154,467
LIABILITIES:
Payables:
Investment securities purchased	3,087,226
Management fee	64,555
Directors' fees	4,686
Fund administration	3,228
Capital shares reacquired	3,196
Accrued expenses and other liabilities	103,755
Total liabilities	3,266,646
NET ASSETS	$98,887,821
COMPOSITION OF NET ASSETS:
Paid-in capital	$89,919,611
Accumulated net investment loss	(1,123)
Accumulated net realized gain on investments and foreign currency related transactions	467,529
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,501,804
Net Assets	$98,887,821
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	6,740,015
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.67

See Notes to Financial Statements.
12

Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Dividends (net of foreign withholding taxes of $449)	$415,957
Interest	286,490
Total investment income	702,447
Expenses:
Management fee	590,541
Shareholder servicing	268,975
Reports to shareholders	41,197
Custody	36,452
Professional	35,629
Fund administration	29,527
Directors' fees	2,532
Other	937
Gross expenses	1,005,790
Expense reductions (See Note 7)	(2,134)
Expenses assumed by advisor (See Note 3)	(117,845)
Net expenses	885,811
Net investment loss	(183,364)
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions	1,257,075
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,709,804
Net realized and unrealized gain	5,966,879
Net Increase in Net Assets Resulting From Operations	$5,783,515

See Notes to Financial Statements.
13

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Operations:
Net investment loss	$(183,364)	$(178,279)
Net realized gain on investments and foreign currency related transactions	1,257,075	1,117,314
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,709,804	1,514,175
Net increase in net assets resulting from operations	5,783,515	2,453,210
Distributions to shareholders from:
Net realized gain	(955,098)	(689,621)
Capital share transactions (See Note 10):
Proceeds from sales of shares	45,899,539	30,469,186
Reinvestment of distributions	955,098	689,621
Cost of shares reacquired	(5,684,740)	(3,741,499)
Net increase in net assets resulting from capital share transactions	41,169,897	27,417,308
Net increase in net assets	45,998,314	29,180,897
NET ASSETS:
Beginning of year	$52,889,507	$23,708,610
End of year	$98,887,821	$52,889,507
Accumulated net investment loss	$(1,123)	$(2,904)

See Notes to Financial Statements.
14

Financial Highlights

	Year Ended			4/30/2003(c) to
	2006	2005	2004	12/31/2003
Per Share Operating Performance
Net asset value, beginning of period	$13.73	$13.30	$11.96	$10.00
Investment operations:
Net investment loss(a)	(.04)	(.06)	(.07)	(.07)
Net realized and unrealized gain	1.12	.68	1.41	2.03
Total from investment operations	1.08	.62	1.34	1.96
Distributions to shareholders from:
Net realized gain	(.14)	(.19)	— (e)	—
Net asset value, end of period	$14.67	$13.73	$13.30	$11.96
Total Return(b)	7.89%	4.62%	11.23%	19.60	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.20%	1.20%	1.20%	.87	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.20%	1.20%	1.20%	.87	%(d)
Expenses, excluding expense reductions and expenses assumed	1.36%	1.42%	1.86%	9.92	%(d)
Net investment loss	(.25)%	(.49)%	(.58)%	(.60	)%(d)
Supplemental Data:
Net assets, end of period (000)	$98,888	$52,890	$23,709	$2,470
Portfolio turnover rate	153.71%	108.55%	78.80%	40.46	%(d)

(a) Calculated using average shares outstanding during the period.

(b) Total return assumes the reinvestment of all distributions.

(c) Commencement of operations.

(d) Not annualized.

(e) Amount is less than $.01

See Notes to Financial Statements.
15

Notes to Financial Statements

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Growth Opportunities Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. Exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

16

Notes to Financial Statements (continued)

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis.

(f)  Foreign Transactions–The books and the records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain on investments and foreign currency related transactions on the Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2006, the effective management fee paid to Lord Abbett was at a rate of .80% of the Fund's average daily net assets

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2006, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fee) did not exceed an annual rate of .40% of average daily net assets. A similar agreement is in place through April 30, 2008.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC

17

Notes to Financial Statements (continued)

Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2006, the Fund incurred expenses of $258,361 for such services arrangements with certain insurance companies, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

As of December 31, 2006, .30% of the Fund's outstanding shares were owned by Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and 2005 are as follows:

	12/31/2006	12/31/2005
Distributions paid from:
Ordinary income	$26,439	$180,792
Net long-term capital gains	928,659	508,829
Total distributions paid	$955,098	$689,621

As of December 31, 2006, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net	$394,084
Undistributed long-term capital gains	253,505
Total undistributed earnings	$647,589
Temporary differences	(4,686)
Unrealized gains - net	8,325,307
Total accumulated earnings - net	$8,968,210

As of December 31, 2006, the Fund's aggregate unrealized security gains and (losses) based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$93,311,665
Gross unrealized gain	8,992,283
Gross unrealized loss	(666,964)
Net unrealized security gain	$8,325,319

18

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the year ended December 31, 2006 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain
$185,145	$(185,145)

The permanent difference is primarily attributable to the tax treatment of net investment losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for fiscal year ended December 31, 2006 are as follows:

Purchases	Sales
$143,410,810	$105,668,889

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2006.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

19

Notes to Financial Statements (concluded)

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Shares sold	3,217,608	2,297,165
Reinvestment of distributions	64,840	50,191
Shares reacquired	(393,578)	(279,310)
Increase	2,888,870	2,068,046

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund will adopt FIN 48 as of June 29, 2007 and the impact to the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. — Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – Growth Opportunities Portfolio (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – Growth Opportunities Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 16, 2007

21

Supplemental Proxy Information (unaudited)

A meeting of the Lord Abbett Series Fund's shareholders was held on December 18, 2006. The meeting was held for the purpose of approving the election of the following nine (9) Directors:

•  E. Thayer Bigelow

•  William H.T. Bush

•  Robert B. Calhoun, Jr.

•  Robert S. Dow

•  Daria L. Foster

•  Julie A. Hill

•  Franklin W. Hobbs

•  Thomas J. Neff

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
E. Thayer Bigelow	974,105,583.544	7,722,134.430	–	–
William H.T. Bush	973,886,596.501	7,941,121.473	–	–
Robert B. Calhoun, Jr.	974,440,320.817	7,387,397.157	–	–
Robert S. Dow	973,413,290.168	8,414,427.806	–	–
Daria L. Foster	973,319,300.375	8,508,417.599	–	–
Julie A. Hill	974,180,497.446	7,647,220.528	–	–
Franklin W. Hobbs	974,525,017.914	7,302,700.060	–	–
Thomas J. Neff	974,185,147.703	7,642,570.271	–	–
James L.L. Tullis	974,413,438.295	7,414,279.679	–	–

22

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Directors

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Sholom Dinsky (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Kenneth G. Fuller (1945)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2002; formerly Portfolio Manager and Senior Vice President at Pioneer Investment Management, Inc.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 – 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Cap Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert G. Morris (1944)	Vice President	Elected in 1995	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2001	Assistant General Counsel, joined Lord Abbett in 1999.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC (2000 - 2003).

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

27

Approval of Advisory Contract

At meetings on December 11 and 12, 2006, the Board, including all of the Directors who are not interested persons of the Company, considered whether to approve the continuation of the existing management agreement between the Company and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2006, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance versus that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the third quintile of its performance universe for the nine-month period, in the fourth quintile for the one-year period, and in the fifth quintile for the three-year period. The Board also noted that because the Fund did not have five or more years of investment operations, it was difficult to draw definitive conclusions regarding its investment performance. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Lord Abbett Growth Opportunities Fund and the investment performance of the Class A shares of the Lord Abbett Growth Opportunities Fund was in the fourth quintile of its performance universe for the five-year period and in the first quintile for the ten-year period. The Board also observed that the investment performance of the Lord Abbett Growth Opportunities Fund was below that of the Lipper Mid-Cap Growth Index for the five-year period and above that of the Index for the ten-year period.

28

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board also observed that Lord Abbett had made significant changes in recent years to the management personnel responsible for the Fund, in that in 2005 it had hired Bruce Bartlett as Director of Growth Equities, with supervisory responsibility over the growth investment disciplines at Lord Abbett, and in 2006 had hired Rick Ruvkun to be a portfolio manager for the Fund. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense ratio of the Fund and the expense ratios of the peer expense groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited all expenses other than management fees to forty basis points, and that the Board and Lord Abbett had agreed to a new expense reimbursement agreement with the same terms for fiscal 2007. The Board observed that the contractual and actual management and administrative services fees were approximately seven basis points above the median of the peer group. The Board observed that the total expense ratio was approximately five basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services

29

other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures, and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2006, are available without charge, upon request, (i) by calling 888-522-2388; (ii) or on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction. Of the distributions paid to shareholders during the fiscal year ended December 31, 2006, $928,659 represents long-term capital gains.

31

Lord Abbett Series Fund, Inc.
  Growth Opportunities Portfolio

LASFGO-2-1206

(2/07)

This report, when not used for the general
information of shareholders of the Fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

LORD ABBETT

2006

Annual

Lord Abbett
Series Fund—
International Portfolio

Report

For the fiscal year ended December 31, 2006

Lord Abbett Series Fund — International Portfolio

Annual Report

For the fiscal year ended December 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — International Portfolio's performance for the year ended December 31, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the year ended December 31, 2006?

A: International equity markets posted strong returns for the 12-month period ended December 31, 2006. The MSCI EAFE® Index with Net Dividends,1 primarily a large company index, rose 26.3% (in U.S. dollar terms), and the S&P/Citigroup Extended Market World Ex-U.S. Index,2 primarily a small company index, rose 29.4% (in U.S. dollar terms), outperforming the U.S. equity markets, as measured by the S&P 500® Index,3 which rose 15.8% (in U.S. dollar terms). Developed markets, led by Europe, which made up nearly 70% of the MSCI EAFE Index as of December 31, 2006, had a strong 12-month

1

period with double-digit returns posted by most developed market indexes. Japan was for the year the worst performer within developed markets. Emerging markets also performed well, as the MSCI Emerging Markets Index with Net Dividends4 returned 32.2% (in U.S. dollar terms) over the period. The weakening U.S. dollar, during the latter half of the year, has contributed to higher returns for U.S. investors.

Despite political instability in some regions, higher oil prices midyear, inflation concerns, and central bank interest rate increases, global equities performed well during 2006. Continental Europe continued to benefit from solid balance sheets, domestic investment, and merger and acquisition activity. The United Kingdom was supported by the revival of the housing market as well as its central position within the evolving European financial industry. Although Japan saw the end of deflation, new regulation in the consumer-finance industry and shrinking liquidity created a challenging environment for Japanese equities. Emerging markets experienced a sell-off during the spring when global growth concerns heightened, but have returned to favor recently as concerns dissipated, and fears of a global slowdown eased. In addition, emerging markets benefited from high commodity prices and an increased risk appetite.

Q: How did the International Portfolio perform over the year ended December 31, 2006?

A: The Fund returned 29.1%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the S&P/Citigroup Extended Market World Ex-U.S. Index, which returned 29.4% in the same period. (For complete annualized performance of the Fund, please see chart on page 4.)

Q: What were the most significant factors affecting performance?

A: The materials sector was the greatest detractor from the Fund's relative performance, followed by the financials sector and the healthcare sector.

Among the individual holdings that detracted from performance were energy holding Sinolink Worldwide Holdings Ltd. (the Fund's number-one detractor), a China-based conglomerate; Vivacon AG, a German real estate firm that buys and sells apartment buildings; The Thai Military Bank Public Co. Ltd., a commercial bank based in Thailand; and consumer discretionary holding Yamada Denki Co., Ltd., an operator of consumer electronic mass sales stores throughout Japan.

The information technology sector was the greatest contributor to the Fund's performance relative to its benchmark for

2

the 12-month period, followed by the industrials sector and the energy sector.

Among the individual holdings that contributed to performance were consumer discretionary holding Punch Taverns plc (the Fund's number-one contributor ), a U.K.-based pub operator; industrials holding Techem AG, a German-based manufacturer of energy and water measuring and billing devices; financials holding Piraeus Bank, a large, aggressively expanding Greek bank with about 270 branches; materials holding Zinifex Ltd., a lead and zinc production company; and utilities holding Hera SpA, an owner of municipal utility companies in northern Italy.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit www.LordAbbett.com. Read the prospectus carefully before investing.

1  The MSCI EAFE® with Net Dividends Index is an unmanaged capitalization index representing the industry composition and a sampling of small, medium, and large capitalization companies from the aforementioned global markets. It is a Morgan Stanley International Index that includes stocks traded on 21 exchanges in Europe, Australasia, and the Far East.

2  The S&P/Citigroup Global Equity Index System and the names of each of the indexes and subindexes that it comprises, each an "Index" and collectively, the "Indexes") are service marks of Citigroup. The S&P/Citigroup EMI World Ex-U.S. Index is a subset of the Global Citigroup Extended Market Index (EMI). The World Ex-U.S. composite includes all developed countries except the United States.

3  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

4  The MSCI Emerging Markets Index with Net Dividends is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.lordabbett.com.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P/Citigroup Extended Market World Ex-U.S. Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2006

	1 Year	5 Years	Life of Class
Class VC2	29.08%	18.06%	6.93%

1 Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance. Performance for each index begins on September 30, 1999.

2 The Class VC shares were first offered on September 15, 1999. Performance is at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/06 – 12/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/06	12/31/06	7/1/06 – 12/31/06
Class VC
Actual	$1,000.00	$1,180.90	$6.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.43	$5.85

†  Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2006

Sector*	%**
Basic Materials	8.98%
Consumer Cyclicals	18.38%
Consumer Non-Cyclicals	6.51%
Div. Financials	9.42%
Energy	3.84%
Healthcare	3.76%
Ind. Goods & Services	18.53%
Non-Property Financials	11.33%
Property and Property Services	4.18%
Technology	4.36%
Telecommunications	2.92%
Transportation	2.68%
Utilities	1.41%
Short Term Investment	3.70%
Total	100.00%

  *  A sector may comprise several industries.
  **  Represents percent of total investments.

6

Schedule of Investments

December 31, 2006

Investments	Shares	U.S. $ Value (000)
COMMON STOCKS 95.69%
Australia 3.15%
Downer EDi Ltd.	51,991	$287
Newcrest Mining Ltd.	13,621	283
Zinifex Ltd.	21,202	314
Total		884
Canada 1.16%
Addax Petroleum Corp.	5,728	161
OPTI Canada Inc.*	9,776	166
Total		327
China 1.77%
Beauty China Holdings Ltd.	425,234	251
Celestial NutriFoods Ltd.*	250,705	247
Total		498
Denmark 0.97%
Topdanmark AS*	1,647	272
France 3.46%
Ipsos S.A.	5,259	190
Neopost S.A.	4,561	573
Vallourec S.A.	716	208
Total		971
Germany 13.88%
Arques Industries AG	19,617	416
AWD Holding AG	7,872	333
Fresenius Medical Care AG & Co. ADR	8,300	369
Hannover Rückversicherung AG*	4,494	208
Hypo Real Estate Holding AG	4,463	281
PATRIZIA Immobilien AG*	12,190	363
Puma AG Rudolf Dassler Sport	895	349
Rheinmetall AG	6,260	475
Symrise AG*	13,709	353

Investments	Shares	U.S. $ Value (000)
Techem AG	3,932	$288
Wacker Chemie AG*	3,569	464
Total		3,899
Greece 2.69%
Greek Postal Savings Bank*	14,961	353
Piraeus Bank S.A.	12,478	402
Total		755
Hong Kong 5.05%
Agile Property Holdings Ltd.	222,000	208
EganaGoldpfeil (Holdings) Ltd.	1,040,000	588
Melco Int'l. Development Ltd.	66,000	156
Melco PBL Entertainment ADR*	7,600	162
Playmates Holdings Ltd.	1,446,000	151
Rexcapital Financial Holdings Ltd.*	2,475,000	154
Total		1,419
Indonesia 1.15%
PT Indosat Tbk~	426,000	323
Ireland 2.75%
FBD Holdings plc	4,979	271
Grafton Group plc Unit*	25,343	424
Waterford Wedgwood plc Unit	786,119	78
Total		773
Italy 5.86%
Azimut Holding SpA	40,541	543
Davide Campari-Milano SpA	43,974	436
Hera SpA	90,981	395
Milano Assicurazioni SpA	33,433	273
Total		1,647

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2006

Investments	Shares	U.S. $ Value (000)
Japan 16.94%
AVEX GROUP HOLDINGS INC.	17,600	$282
Capcom Co., Ltd.	19,900	359
Don Quijote Co., Ltd.	13,400	256
Ibiden Co., Ltd.	5,300	267
Japan General Estate Co., Ltd.	10,300	296
Jupiter Telecommunications Co., Ltd.*	340	274
K.K. daVinci Advisors*	122	121
Meisei Industrial Co., Ltd.*	22,000	106
Mitsui Mining & Smelting Co., Ltd.	26,800	134
Nabtesco Corp.	34,912	438
Nippon Commercial Investment REIT*	99	405
Nitori Co., Ltd.	7,550	328
Okinawa Cellular Telephone Co.	80	217
Sumitomo Rubber Industries Ltd.	27,400	354
Tokuyama Corp.	23,100	352
Yamada Denki Co., Ltd.	2,900	246
ZEON Corp.	30,000	324
Total		4,759
Kazakhstan 1.56%
Halyk Savings Bank GDR+	1,003	22
Kazkommertsbank GDR*+	17,988	416
Total		438
Luxembourg 0.98%
Millicom Int'l. Cellular S.A.*	4,451	274
Netherlands 4.71%
Aalberts Industries N.V.	4,989	431
Koninklijke BAM Groep N.V.	19,790	384
LMA Int'l. N.V.*	532,066	224
Wavin N.V.*	14,551	284
Total		1,323

Investments	Shares	U.S. $ Value (000)
Norway 2.61%
Petroleum Geo-Services*	12,300	$289
Songa Offshore ASA*	42,086	444
Total		733
Philippines 1.43%
Ayala Corp.	34,513	401
Spain 4.06%
Enagas, S.A.	11,441	266
Prosegur Compania de Seguridad S.A.	17,449	569
Vueling Airlines SA*	7,087	306
Total		1,141
Sweden 3.48%
Getinge AB, Class B	20,400	458
KappAhl Holding AB	49,726	521
Total		979
Switzerland 1.26%
Geberit AG	230	354
Taiwan 1.40%
Chi Mei Optoelectronics Corp.	276,000	280
MediaTek, Inc.	11,000	114
Total		394
Turkey 0.28%
Turkiye Is Bankasi A.S. (Isbank) GDR	17,140	79
United Kingdom 15.09%
Balfour Beatty plc	46,597	404
BlueBay Asset Management plc*	111,167	853
Burberry Group plc	30,729	388
Ceres Power Holdings plc*	19,641	85
Intertek Group plc	28,521	465
Man Group plc	27,293	279

See Notes to Financial Statements.
8

Schedule of Investments (concluded)

December 31, 2006

Investments	Shares	U.S. $ Value (000)
Michael Page Int'l. plc	40,088	$355
Northgate plc	12,608	298
Northgate Information Solutions plc	117,355	198
Punch Taverns plc	25,156	630
RHM plc	19,652	146
Slough Estates plc	9,045	139
Total		4,240
Total Common Stocks (cost $22,536,955)		26,883
	Principal Amount (000)
SHORT-TERM INVESTMENT 3.68%
Repurchase Agreement
Repurchase Agreement dated 12/29/2006, 4.61% due 1/2/2007 with State Street Bank & Trust Co. collateralized by $1,060,000 of Federal National Mortgage Assoc. at Zero Coupon due 1/17/2007; value: $1,057,350; proceeds: $1,032,736 (cost $1,032,207)	$1,032	1,032
Total Investments in Securities 99.37% (cost $23,569,162)		27,915
Other Assets in Excess of Liabilities 0.63%		178
Net Assets 100.00%		$28,093

ADR  American Depositary Receipt.

  GDR  Global Depositary Receipt.

  REIT  Real Estate Investment Trust.

  Unit  More than one class of securities traded together.

  *  Non-income producing security.

  +  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  ~  Fair Valued Security – See Note 2a.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

December 31, 2006

ASSETS:
Investment in securities, at value (cost $23,569,162)	$27,914,672
Foreign cash, at value (cost $302,540)	305,074
Receivables:
Investment securities sold	258,903
Capital shares sold	60,476
Interest and dividends	28,455
From advisor	9,770
Prepaid expenses	262
Total assets	28,577,612
LIABILITIES:
Payables:
Investment securities purchased	361,084
Capital shares reacquired	20,712
Management fee	16,273
Directors' fees	2,253
Fund administration	871
Accrued expenses and other liabilities	83,360
Total liabilities	484,553
NET ASSETS	$28,093,059
COMPOSITION OF NET ASSETS:
Paid-in capital	$23,196,909
Undistributed net investment income	22,708
Accumulated net realized gain on investments and foreign currency related transactions	525,603
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,347,839
Net Assets	$28,093,059
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	2,362,158
Net asset value, offering and redemption price per share (net assets divided by outstanding shares)	$11.89

See Notes to Financial Statements.
10

Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Dividends (net of foreign withholding taxes of $23,616)	$356,241
Interest	35,881
Total investment income	392,122
Expenses:
Management fee	145,513
Shareholder servicing	53,367
Custody	51,877
Professional	37,391
Reports to shareholders	23,371
Fund administration	7,761
Directors' fees	652
Other	339
Gross expenses	320,271
Expense reductions (See Note 7)	(517)
Expenses assumed by advisor (See Note 3)	(96,633)
Net expenses	223,121
Net investment income	169,001
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions (net of foreign capital gains tax of $2,978)	3,292,523
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,688,100
Net realized and unrealized gain	4,980,623
Net Increase in Net Assets Resulting From Operations	$5,149,624

See Notes to Financial Statements.
11

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Operations:
Net investment income	$169,001	$12,795
Net realized gain on investments and foreign currency related transactions	3,292,523	1,070,138
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,688,100	1,274,659
Net increase in net assets resulting from operations	5,149,624	2,357,592
Distributions to shareholders from:
Net investment income	(105,399)	–
Net realized gain	(3,089,163)	(461,397)
Total distributions to shareholders	(3,194,562)	(461,397)
Capital share transactions (See Note 10):
Proceeds from sales of shares	16,055,989	5,017,357
Reinvestment of distributions	3,194,562	461,397
Cost of shares reacquired	(5,683,542)	(1,676,730)
Net increase in net assets resulting from capital share transactions	13,567,009	3,802,024
Net increase in net assets	15,522,071	5,698,219
NET ASSETS:
Beginning of year	$12,570,988	$6,872,769
End of year	$28,093,059	$12,570,988
Undistributed (distributions in excess of) net investment income	$22,708	$(5,952)

See Notes to Financial Statements.
12

Financial Highlights

	Year Ended 12/31
	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$10.43	$8.56	$7.10	$5.10	$6.26
Investment operations:
Net investment income(a)	.10	.01	.01	.11	.03
Net realized and unrealized gain (loss)	2.91	2.26	1.46	1.99	(1.14)
Total from investment operations	3.01	2.27	1.47	2.10	(1.11)
Distributions to shareholders from:
Net investment income	(.05)	–	(.01)	(.10)	(.05)
Net realized gain	(1.50)	(.40)	–	–	–
Total distributions	(1.55)	(.40)	(.01)	(.10)	(.05)
Net asset value, end of year	$11.89	$10.43	$8.56	$7.10	$5.10
Total Return(b)	29.08%	26.63%	20.71%	41.25%	(17.70)%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.15%	1.40%	1.34%	1.40%	1.35%
Expenses, excluding expense reductions and including expenses assumed	1.15%	1.40%	1.34%	1.40%	1.35%
Expenses, excluding expense reductions and expenses assumed	1.65%	2.41%	3.45%	3.42%	5.77%
Net investment income	.87%	.14%	.12%	1.86%	.45%
Supplemental Data:
Net assets, end of year (000)	$28,093	$12,571	$6,873	$3,580	$1,770
Portfolio turnover rate	98.50%	70.54%	68.22%	61.83%	59.34%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.
13

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers International Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund, are generally allocated to the funds within the Company on a pro rata basis.

14

Notes to Financial Statements (continued)

(f)  Foreign Transactions–The books and the records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain on investments and foreign currency related transactions on the Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)  When-Issued or Forward Transactions–The Fund may purchase securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

15

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2006, the effective management fee paid to Lord Abbett was at a rate of .75% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2006, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary, so that the Fund's expenses (excluding management fee) did not exceed an annual rate of .40% of average daily net assets. A similar agreement is in place through April 30, 2008.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2006, the Fund incurred expenses of $46,551 for such services arrangements with certain insurance companies, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and 2005 are as follows:

	12/31/2006	12/31/2005
Distributions paid from:
Ordinary income	$1,258,189	$10,726
Net long-term capital gains	1,936,373	450,671
Total distributions paid	$3,194,562	$461,397

As of December 31, 2006, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net	$306,676
Undistributed long-term capital gains	299,894
Total undistributed earnings	$606,570
Temporary differences	(2,253)
Unrealized gains – net	4,291,833
Total accumulated earnings – net	$4,896,150

16

Notes to Financial Statements (continued)

As of December 31, 2006, the Fund's aggregate unrealized security gains and (losses) based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$23,625,168
Gross unrealized gain	4,529,928
Gross unrealized loss	(240,424)
Net unrealized security gain	$4,289,504

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2006 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(34,942)	$34,942

The permanent differences are primarily attributable to the tax treatment of foreign currency gains and losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2006 are as follows:

Purchases	Sales
$28,409,245	$18,472,795

There were no purchases or sales of U.S. Government securities for year ended December 31, 2006.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' Fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

17

Notes to Financial Statements (concluded)

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small-cap companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Shares sold	1,365,277	538,734
Reinvestment of distributions	272,806	45,015
Shares reacquired	(481,083)	(181,244)
Increase	1,157,000	402,505

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund will adopt FIN 48 as of June 29, 2007 and the impact to Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

18

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. — International Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – International Portfolio (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – International Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 16, 2007

19

Supplemental Proxy Information (unaudited)

A meeting of the Lord Abbett Series Fund's shareholders was held on December 18, 2006. The meeting was held for the purpose of approving the election of the following nine (9) Directors:

•  E. Thayer Bigelow

•  William H.T. Bush

•  Robert B. Calhoun, Jr.

•  Robert S. Dow

•  Daria L. Foster

•  Julie A. Hill

•  Franklin W. Hobbs

•  Thomas J. Neff

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
E. Thayer Bigelow	974,105,583.544	7,722,134.430	-	-
William H.T. Bush	973,886,596.501	7,941,121.473	-	-
Robert B. Calhoun, Jr.	974,440,320.817	7,387,397.157	-	-
Robert S. Dow	973,413,290.168	8,414,427.806	-	-
Daria L. Foster	973,319,300.375	8,508,417.599	-	-
Julie A. Hill	974,180,497.446	7,647,220.528	-	-
Franklin W. Hobbs	974,525,017.914	7,302,700.060	-	-
Thomas J. Neff	974,185,147.703	7,642,570.271	-	-
James L.L. Tullis	974,413,438.295	7,414,279.679	-	-

20

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Directors

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Sholom Dinsky (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Kenneth G. Fuller (1945)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2002; formerly Portfolio Manager and Senior Vice President at Pioneer Investment Management, Inc.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 – 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Cap Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert G. Morris (1944)	Vice President	Elected in 1995	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2001	Assistant General Counsel, joined Lord Abbett in 1999.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC (2000-2003).

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

25

Approval of Advisory Contract

At meetings on December 11 and 12, 2006, the Board, including all of the Directors who are not interested persons of the Company, considered whether to approve the continuation of the existing management agreement between the Company and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2006, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance versus that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the second quintile of its performance universe for the nine-month period and in the first quintile for the one-year, three-year, and five-year periods. The Board also observed that the performance of the Fund was above that of the Lipper VUF International Growth Funds Index for each of the periods.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board also observed that in 2005 Lord Abbett had made significant changes in the personnel managing the Fund, including assigning lead portfolio management

26

responsibilities to Todd Jacobson. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense ratio of the Fund and the expense ratios of the peer expense groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited all expenses other than management fees to forty basis points, resulting in a total expense ratio of 1.40%, and that the Board and Lord Abbett had agreed to a new expense reimbursement agreement with the same terms. The Board also observed that the contractual and actual management and administrative services fees were approximately the same as the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the

27

prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures, and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2006 are available without charge, upon request, (i) by calling 888-522-2388; (ii) or on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Fund Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

Of the distributions paid to shareholders during the fiscal year ended December 31, 2006, $1,936,373 represents long-term capital gains.

The Fund intends to pass through foreign source income of $.1577 per share and foreign taxes of $.0099 per share.

29

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Lord Abbett Series Fund, Inc.

International Portfolio

LASFI-2-1206
(2/07)

This report, when not used for the general
information of shareholders of the Fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

LORD ABBETT

2006

Annual

Report

Lord Abbett
Series Fund—
Mid Cap Value Portfolio

For the fiscal year ended December 31, 2006

Lord Abbett Series Fund — Mid Cap Value Portfolio

Annual Report

For the fiscal year ended December 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — Mid Cap Value Portfolio's performance for the year ended December 31, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the year ended December 31, 2006?

A: The stock market finished the year with broad strength, as the S&P Composite 1500® Index1 gained nearly 7% (including dividends) during fourth quarter 2006, or almost half of the year's total gain.

The economic backdrop seemed to moderate as the year progressed, and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late-year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. The unemployment rate slipped four-tenths of a percent, to 4.5% – well below its historical average and consistent with relatively strong wage

1

growth. In addition to rising incomes associated with job creation, late-year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding, so too did revenue growth. After beginning the year with positive momentum, the market entered a period of consolidation in May; the spring sell-off persisted until mid-July. During the market correction small caps, as measured by the S&P SmallCap 600® Index,2 fell more than twice (in percentage terms) as much as large caps. Once positive momentum returned, large capitalized companies led the market higher. For the year, the S&P 100® Index,3 comprised of large cap stocks, gained more than 18% (on a total return basis), while the S&P SmallCap 600 Index matched the broad market with a return of roughly 15%. Mid-capitalization companies (based on the S&P MidCap 400® Index4) trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

Q: How did the Mid Cap Value Portfolio perform during the year ended December 31, 2006?

A: The Fund returned 12.2%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the Russell Midcap Value® Index,5 which returned 20.2% in the same period. (For complete annualized performance of the Fund, please see chart on page 4.)

Q: What were the most significant factors affecting performance?

A: The financial services sector was the greatest detractor from the Fund's performance relative to its benchmark for the one-year period, followed by the healthcare sector and the materials and processing sector.

Among the individual holdings that detracted from performance were Dana Corp. (the Fund's number-one detractor), a maker of components and systems for worldwide automotive, heavy truck, off-highway, engine, and industrial markets; materials and processing holding Bowater, Inc., a producer of coated and uncoated groundwood papers, market pulp, and lumber; consumer discretionary holding Westwood One, Inc., a supplier of radio television stations with information services and programming; technology holding ADC Telecommunications, Inc., a provider of voice, video, and data systems for telephone, cable television, Internet, broadcast wireless, and private networks; and healthcare holding Bausch & Lomb Inc., a developer of healthcare products for the eye.

The utilities sector was the greatest contributor to the Fund's relative performance, followed by the producer durables sector and the integrated oils sector (owing to an underweight position in this sector).

2

Among the individual holdings that contributed to performance were materials and processing companies Pactiv Corp. (the Fund's number-one contributor), a producer of specialty packaging products for the consumer and foodservice/good packaging markets, and The Mosaic Co., a provider of crop nutrients to the agricultural communities; Qwest Communications, International Inc., a provider of broadband Internet-based data, voice, and image communications; and consumer discretionary holdings OfficeMax Inc., a seller of office products, and Sabre Holdings Corp., a provider of online reservations capabilities for airlines, hotels, cruises, car rental companies, and vacation packages.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.LordAbbett.com. Read the prospectus carefully before investing.

1  The S&P Composite 1500® Index is a broad market portfolio representing the large cap, mid cap and small cap segments of the U.S. equity market.

2  The S&P SmallCap 600® Index is comprised of 600 small-cap companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

3  The S&P 100® Index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue-chip stocks across diverse industry groups.

4  The S&P MidCap 400® Index measures the performance of the mid-size company segment of the U.S. market.

5  The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks also are members of the Russell 1000® Value index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.lordabbett.com.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400/Citigroup Value Index, assuming reinvestment of all dividends and distributions. The S&P MidCap 400/Citigroup Value Index was formerly named the S&P MidCap 400/Barra Value Index, which recently experienced some adjustments in the methodology used for performance reporting purposes. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2006

	1 Year	5 Years	Life of Class
Class VC2	12.23%	11.14%	14.91%

1 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on September 15, 1999.

2 The Class VC shares were first offered on September 15, 1999. Performance is at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/06 – 12/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/06	12/31/06	7/1/06 – 12/31/06
Class VC
Actual	$1,000.00	$1,114.90	$5.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.58	$5.70

†  Expenses are equal to the Fund's annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2006

Sector*	%**
Auto & Transportation	1.81%
Consumer Discretionary	25.09%
Consumer Staples	3.59%
Financial Services	10.31%
Healthcare	6.34%
Materials & Processing	14.79%
Other Energy	5.36%
Producer Durables	3.65%
Technology	11.54%
Utilities	15.20%
Short-Term Investment	2.32%
Total	100.00%

  *  A sector may comprise several industries.

  **  Represents percent of total investments.

6

Schedule of Investments

December 31, 2006

Investments	Shares	Value (000)
COMMON STOCKS 97.80%
Advertising Agency 5.17%
Interpublic Group of Cos. (The)*	2,667,216	$32,647
R.H. Donnelley Corp.*	490,819	30,789
Total		63,436
Agriculture, Fishing & Ranching 1.13%
Monsanto Co.	264,992	13,920
Auto Parts: After Market 1.81%
Genuine Parts Co.	468,274	22,210
Beverage: Soft Drinks 1.00%
Coca-Cola Enterprises, Inc.	603,191	12,317
Chemicals 3.11%
Chemtura Corp.	1,481,134	14,263
Eastman Chemical Co.	401,848	23,834
Total		38,097
Communications Technology 8.06%
ADC Telecommunications, Inc.*	1,092,081	15,868
Avaya Inc.*	1,827,472	25,548
JDS Uniphase Corp.*	846,048	14,095
McAfee, Inc.*	881,796	25,025
Tellabs, Inc.*	1,786,498	18,330
Total		98,866
Computer Services, Software & Systems 3.50%
Cadence Design Systems, Inc.*	1,285,005	23,015
Openwave Systems, Inc.*	271,853	2,509
Sybase, Inc.*	703,158	17,368
Total		42,892

Investments	Shares	Value (000)
Consumer Products 3.34%
American Greetings Corp.	543,418	$12,971
Snap-on Inc.	378,862	18,049
Tupperware Brands Corp.	440,544	9,961
Total		40,981
Containers & Packaging: Paper & Plastic 1.49%
Pactiv Corp.*	512,068	18,276
Diversified Manufacturing 2.26%
Ball Corp.	634,987	27,685
Drug & Grocery Store Chains 2.59%
Kroger Co. (The)	638,908	14,739
Safeway Inc.	491,947	17,002
Total		31,741
Drugs & Pharmaceuticals 4.18%
King Pharmaceuticals, Inc.*	1,570,542	25,003
Mylan Laboratories Inc.	1,317,393	26,295
Total		51,298
Energy: Miscellaneous 1.84%
GlobalSantaFe Corp. (Cayman Islands)(a)	384,151	22,580
Fertilizers 2.47%
Mosaic Co. (The)*	1,114,307	23,801
Potash Corp. of Saskatchewan Inc. (Canada)(a)	45,126	6,475
Total		30,276
Healthcare Management Services 1.01%
Aetna Inc.	287,352	12,408
Household Furnishings 0.99%
Newell Rubbermaid, Inc.	419,709	12,151

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2006

Investments	Shares	Value (000)
Identification Control & Filter Devices 1.61%
Hubbell, Inc., Class B	437,566	$19,782
Insurance: Life 1.19%
Conseco, Inc.*	731,561	14,617
Insurance: Multi-Line 1.90%
Genworth Financial, Inc., Class A	326,993	11,186
Safeco Corp.	192,625	12,049
Total		23,235
Insurance: Property-Casualty 6.06%
ACE Ltd. (Bermuda)(a)	192,907	11,684
Everest Re Group, Ltd. (Bermuda)(a)	114,106	11,195
PartnerRe Ltd. (Bermuda)(a)	330,260	23,458
PMI Group, Inc.	105,867	4,994
XL Capital Ltd., Class A (Bermuda)(a)	319,268	22,994
Total		74,325
Machinery: Engines 0.89%
Cummins, Inc.	92,715	10,957
Machinery: Oil Well Equipment & Services 1.67%
Halliburton Co.	661,006	20,524
Medical & Dental Instruments & Supplies 1.16%
Bausch & Lomb, Inc.	272,468	14,185
Metal Fabricating 1.41%
Timken Co. (The)	591,010	17,246
Miscellaneous: Equipment 1.15%
W.W. Grainger, Inc.	201,147	14,068

Investments	Shares	Value (000)
Oil: Crude Producers 1.85%
EOG Resources, Inc.	362,354	$22,629
Paper 2.95%
Bowater, Inc.	654,040	14,716
MeadWestvaco Corp.	713,730	21,455
Total		36,171
Publishing: Miscellaneous 2.28%
R.R. Donnelley & Sons Co.	787,946	28,004
Radio & TV Broadcasters 2.33%
Clear Channel Communications, Inc.	803,982	28,574
Real Estate Investment Trusts 1.17%
Host Hotels & Resorts, Inc.	585,920	14,384
Restaurants 2.70%
Brinker Int'l., Inc.	535,116	16,139
OSI Restaurant Partners, Inc.	432,202	16,942
Total		33,081
Retail 4.19%
Federated Department Stores, Inc.	267,054	10,183
Foot Locker, Inc.	716,736	15,718
OfficeMax, Inc.	511,998	25,420
Total		51,321
Services: Commercial 4.12%
Allied Waste Industries, Inc.*	1,083,856	13,320
Sabre Holdings Corp., Class A	1,168,010	37,248
Total		50,568

See Notes to Financial Statements.
8

Schedule of Investments (concluded)

December 31, 2006

Investments	Shares	Value (000)
Utilities: Electrical 8.99%
Ameren Corp.	432,787	$23,254
CMS Energy Corp.*	1,451,419	24,239
NiSource, Inc.	1,046,057	25,210
Northeast Utilities System	968,698	27,278
Puget Energy, Inc.	404,191	10,250
Total		110,231
Utilities: Gas Distributors 0.50%
Southwest Gas Corp.	159,704	6,128
Utilities: Gas Pipelines 0.00%
Dynegy Inc., Class A*	4,096	30
Utilities: Telecommunications 5.73%
CenturyTel, Inc.	289,903	12,657
EMBARQ Corp.	385,117	20,242
Level 3 Communications, Inc.*	723,030	4,049
Qwest Communications Int'l., Inc.*	3,982,397	33,333
Total		70,281
Total Common Stocks (cost $995,052,434)		1,199,475

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 2.33%
Repurchase Agreement
Repurchase Agreement dated 12/29/2006, 4.61% due 1/2/2007 with State Street Bank & Trust Co. collateralized by $29,175,000 of Federal National Mortgage Assoc. at zero coupon due 1/17/2007; value: $29,102,063; proceeds: $28,543,680 (cost $28,529,067)	$28,529	$28,529
Total Investments in Securities 100.13% (cost $1,023,581,501)		1,228,004
Liabilities in Excess of Other Assets (0.13%)		(1,646)
Net Assets 100.00%		$1,226,358

*  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

December 31, 2006

ASSETS:
Investment in securities, at value (cost $1,023,581,501)	$1,228,004,326
Receivables:
Interest and dividends	1,602,135
Capital shares sold	274,541
Prepaid expenses	9,607
Total assets	1,229,890,609
LIABILITIES:
Payables:
Capital shares reacquired	1,850,426
Management fee	748,369
Investment securities purchased	274,514
Directors' fees	74,704
Fund administration	40,517
Accrued expenses and other liabilities	544,452
Total liabilities	3,532,982
NET ASSETS	$1,226,357,627
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,004,529,932
Distributions in excess of net investment income	(24,434)
Accumulated net realized gain on investments	17,429,304
Net unrealized appreciation on investments	204,422,825
Net Assets	$1,226,357,627
Outstanding shares (200 million shares of common stock authorized, .001 $par value)	56,296,136
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$21.78

See Notes to Financial Statements.
10

Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Dividends (net of foreign withholding taxes of $20,322)	$17,887,880
Interest	1,797,618
Total investment income	19,685,498
Expenses:
Management fee	9,106,702
Shareholder servicing	3,919,309
Fund administration	491,811
Reports to shareholders	117,046
Custody	76,856
Professional	57,368
Directors' fees	47,042
Other	20,460
Gross expenses	13,836,594
Expense reductions (See Note 8)	(29,261)
Net expenses	13,807,333
Net investment income	5,878,165
Net realized and unrealized gain:
Net realized gain on investments	81,568,233
Net realized gain on redemptions in-kind (See Note 6)	12,617,363
Net change in unrealized appreciation on investments	41,705,993
Net realized and unrealized gain	135,891,589
Net Increase in Net Assets Resulting From Operations	$141,769,754

See Notes to Financial Statements.
11

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Operations:
Net investment income	$5,878,165	$5,180,378
Net realized gain on investments	81,568,233	85,291,083
Net realized gain on redemptions in-kind	12,617,363	-
Net change in unrealized appreciation (depreciation) on investments	41,705,993	(133,049)
Net increase in net assets resulting from operations	141,769,754	90,338,412
Distributions to shareholders from:
Net investment income	(5,929,511)	(5,094,768)
Net realized gain	(92,388,962)	(69,614,384)
Total distributions to shareholders	(98,318,473)	(74,709,152)
Capital share transactions (See Note 11):
Proceeds from sales of shares	160,342,121	380,312,246
Net proceeds in connection with acquisition of Phoenix-Lord Abbett Mid-Cap Value Series (See Note 12)	—	29,922,414
Reinvestment of distributions	98,318,473	74,709,152
Cost of shares reacquired	(198,157,526)	(137,981,366)
Cost of redemptions in-kind (See Note 6)	(74,616,320)	—
Net increase (decrease) in net assets resulting from capital share transactions	(14,113,252)	346,962,446
Net increase in net assets	29,338,029	362,591,706
NET ASSETS:
Beginning of year	$1,197,019,598	$834,427,892
End of year	$1,226,357,627	$1,197,019,598
Undistributed (Distributions in excess of) net investment income	$(24,434)	$19,947

See Notes to Financial Statements.
12

Financial Highlights

	Year Ended 12/31
	2006		2005	2004		2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$21.09		$20.79	$17.04		$13.86	$15.45
Investment operations:
Net investment income(a)	.10		.11	.09		.11	.14
Net increase from payment by an affiliate on the disposal of investments in violation of investment restriction	—		—	—	(c)	—	—
Net realized and unrealized gain (loss)	2.47		1.60	4.01		3.32	(1.65)
Total from investment operations	2.57		1.71	4.10		3.43	(1.51)
Distributions to shareholders from:
Net investment income	(.11)		(.10)	(.06)		(.08)	(.08)
Net realized gain	(1.77)		(1.31)	(.29)		(.17)	—
Total distributions	(1.88)		(1.41)	(.35)		(.25)	(.08)
Net asset value, end of year	$21.78		$21.09	$20.79		$17.04	$13.86
Total Return(b)	12.23%		8.22%	24.04	%(d)	24.75%	(9.78)%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.12%		1.13%	1.17%		1.08%	1.11%
Expenses, excluding expense reductions and including expenses assumed	1.12%		1.13%	1.17%		1.08%	1.11%
Expenses, excluding expense reductions and expenses assumed	1.12%		1.13%	1.17%		1.08%	1.16%
Net investment income	.48%		.51%	.46%		.75%	.95%
Supplemental Data:
Net assets, end of year (000)	$1,226,358		$1,197,020	$834,428		$371,607	$145,827
Portfolio turnover rate	27.96	%(e)	24.67%	17.61%		15.38%	21.84%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment from an affiliate for violation of investment restriction on total return is less than .01%.

(e) Includes portfolio securities delivered as a result of redemption in-kind transactions.

See Notes to Financial Statements.
13

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers the Mid-Cap Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis.

14

Notes to Financial Statements (continued)

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2006, the effective management fee paid to Lord Abbett was at a rate of .74% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2006, the Fund incurred expenses of $3,823,772 for such services arrangements with certain insurance companies, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount,

15

Notes to Financial Statements (continued)

if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and 2005 are as follows:

	12/31/2006	12/31/2005
Distributions paid from:
Ordinary income	$13,504,084	$13,025,856
Net long-term capital gains	84,814,389	61,683,296
Total distributions paid	$98,318,473	$74,709,152

As of December 31, 2006, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net	$576,238
Undistributed long-term capital gains	19,033,464
Total undistributed earnings	$19,609,702
Temporary differences	(74,704)
Unrealized gains – net	202,292,697
Total accumulated earnings – net	$221,827,695

As of December 31, 2006, the aggregate unrealized security gains (losses) based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$1,025,711,629
Gross unrealized gain	219,203,426
Gross unrealized loss	(16,910,729)
Net unrealized security gain	$202,292,697

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the year ended December 31, 2006, have been reclassified among the components of net assets based on their tax-basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$6,965	$(12,624,328)	$12,617,363

The permanent differences are primarily attributable to the tax treatment of redemptions in-kind.

16

Notes to Financial Statements (continued)

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments and including redemptions in-kind) for the fiscal year ended December 31, 2006 were as follows:

Purchases	Sales
$333,565,582	$426,040,573

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2006.

6. REDEMPTIONS IN-KIND

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of fund shares ("redemptions in-kind"). For financial reporting purposes, the Fund recognizes a gain on redemptions in-kind to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if cost exceeds value. During the fiscal year ended December 31, 2006, shareholders of the Fund redeemed Fund shares in exchange for Fund portfolio securities, causing the Fund to realize a net gain of $12,617,363.

7. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' Fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

8. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to

17

Notes to Financial Statements (concluded)

recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Shares sold	7,407,660	18,080,363
Shares issued in reorganization (See Note 12)	-	1,515,826
Reinvestment of distributions	4,516,237	3,542,397
Shares reacquired	(9,081,301)	(6,521,642)
Redemptions in-kind (See Note 6)	(3,300,147)	-
Increase (decrease)	(457,551)	16,616,944

12. REORGANIZATION

After the close of business on April 29, 2005, the Fund acquired the net assets of the Phoenix-Lord Abbett Mid-Cap Value Series pursuant to a plan of reorganization approved by Phoenix-Lord Abbett Mid-Cap Value Series shareholders on April 12, 2005. The acquisition was accomplished by a tax-free exchange of 1,515,826 shares (valued at $29,922,414) of the Fund and 2,115,079 shares of Phoenix-Lord Abbett Mid-Cap Value Series outstanding on April 29, 2005. Phoenix-Lord Abbett Mid-Cap Value Series' net assets at that date, including $3,926,421 of unrealized appreciation and $40,297 of accumulated net realized loss on investments, were combined with those of the Fund. The aggregate net assets of the Fund and Phoenix-Lord Abbett Mid-Cap Value Series immediately before the acquisition were $895,257,168 and $29,922,414, respectively. The aggregate net assets of the Fund immediately after the acquisition were $925,179,582.

13. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund will adopt FIN 48 as of June 29, 2007 and the impact to the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

18

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. — Mid-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – Mid-Cap Value Portfolio (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – Mid-Cap Value Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 16, 2007

19

Supplemental Proxy Information (unaudited)

A meeting of the Lord Abbett Series Fund's shareholders was held on December 18, 2006. The meeting was held for the purpose of approving the election of the following nine (9) Directors:

•  E. Thayer Bigelow

•  William H.T. Bush

•  Robert B. Calhoun, Jr.

•  Robert S. Dow

•  Daria L. Foster

•  Julie A. Hill

•  Franklin W. Hobbs

•  Thomas J. Neff

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
E. Thayer Bigelow	974,105,583.544	7,722,134.430	-	-
William H.T. Bush	973,886,596.501	7,941,121.473	-	-
Robert B. Calhoun, Jr.	974,440,320.817	7,387,397.157	-	-
Robert S. Dow	973,413,290.168	8,414,427.806	-	-
Daria L. Foster	973,319,300.375	8,508,417.599	-	-
Julie A. Hill	974,180,497.446	7,647,220.528	-	-
Franklin W. Hobbs	974,525,017.914	7,302,700.060	-	-
Thomas J. Neff	974,185,147.703	7,642,570.271	-	-
James L.L. Tullis	974,413,438.295	7,414,279.679	-	-

20

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Directors

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co.LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Sholom Dinsky (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Kenneth G. Fuller (1945)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2002; formerly Portfolio Manager and Senior Vice President at Pioneer Investment Management, Inc.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 – 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Cap Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert G. Morris (1944)	Vice President	Elected in 1995	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2001	Assistant General Counsel, joined Lord Abbett in 1999.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC (2000-2003).

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

25

Approval of Advisory Contract

At meetings on December 11 and 12, 2006, the Board, including all of the Directors who are not interested persons of the Company, considered whether to approve the continuation of the existing management agreement between the Company and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2006, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance versus that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's investment performance was in the fifth quintile of its performance universe for the nine-month and five-year periods and in the fourth quintile for the one-year and three-year periods. The Board also observed that the Fund's investment performance was below that of the Lipper Mid-Cap Value Index for each of those periods. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Lord Abbett Mid-Cap Value Fund, Inc. and that the Lord Abbett Mid-Cap Value Fund was in the first quintile of its performance universe and above the relevant Lipper index for the most recent ten-year period. The Board held extended discussions with Lord Abbett regarding the Fund's underperformance in recent periods. Lord Abbett emphasized the Fund's superior investment performance over longer periods, and indicated that it had confidence in the personnel responsible for providing investment advice to the Fund. Lord Abbett attributed the recent underperformance to adverse stock selection and indicated that it was considering whether the investment process for the Fund should be

26

modified in some manner. Lord Abbett agreed to report in detail to the Board in 2007 regarding the Fund's investment performance.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense ratio of the Fund and the expense ratios of the peer expense groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed The Board observed that the contractual and actual management and administrative services fees were approximately one basis point above the median of the peer group. The Board also observed that the total expense ratio of the Fund was approximately twelve basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion

27

of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures, and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2006 are available without charge, upon request, (i) by calling 888-522-2388; (ii) or on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Fund Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2006, $84,814,389 represents long-term capital gains.

29

Lord Abbett Series Fund, Inc.
  Mid Cap Value Portfolio

LASFMCV-2-1206
(2/07)

This report, when not used for the general
information of shareholders of the Fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

LORD ABBETT

2006

Annual

Report

Lord Abbett
Series Fund—
Large Cap Core Portfolio

For the fiscal year ended December 31, 2006

Lord Abbett Series Fund — Large Cap Core Portfolio

Annual Report

For the fiscal year ended December 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — Large Cap Core Portfolio's performance for the year ended December 31, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the year ended December 31, 2006?

A: The stock market finished the year with broad strength, as the S&P Composite 1500® Index1 gained nearly 7% (including dividends) during fourth quarter 2006, or almost half of the year's total gain.

The economic backdrop seemed to moderate as the year progressed, and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late-year

1

employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. The unemployment rate slipped four-tenths of a percent, to 4.5% – well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late-year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding, so too did revenue growth. After beginning the year with positive momentum, the market entered a period of consolidation in May; the spring sell-off persisted until mid-July. During the market correction small caps, as measured by the S&P SmallCap 600® Index,2 fell more than twice (in percentage terms) as much as large caps. Once positive momentum returned, large capitalized companies led the market higher. For the year, the S&P 100® Index,3 comprised of large cap stocks, gained more than 18% (on a total return basis), while the S&P SmallCap 600 Index matched the broad market with a return of roughly 15%. Mid-capitalization companies (based on the S&P MidCap 400® Index4) trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

Q: How did the Large Cap Core Portfolio perform during the year ended December 31, 2006?

A: The Fund returned 12.9%, reflecting performance at the net asset value (NAV) of Class VC shares, compared with its benchmarks, the Russell 1000® Index5 and the S&P 500® Index,6 which returned 15.5% and 15.8%, respectively, in the same 12-month period. (For complete annualized performance of the Fund, please see chart on page 5.)

Q: What were the most significant factors affecting performance?

A.: The healthcare sector was the greatest detractor from the Fund's performance relative to its benchmark for the one-year period (owing to the Fund's overweight position in this sector), followed by the financial services sector and the technology sector.

Among the individual healthcare holdings that detracted from performance were St. Jude Medical, Inc., a maker of medical devices for the worldwide cardiovascular market, UnitedHealth Group Inc., a manager of organized health systems, and ImClone Systems Inc., a biopharmaceutical company developing novel therapeutic products.

In addition, also detracting from performance were Newmont Mining Corp. (the Fund's number-one detractor), a developer of mineral properties, including gold operations, and technology holding Qualcomm Inc., a provider of digital

2

wireless communications products and services based on the company's digital technology.

The strongest contributor to the Fund's performance relative to its benchmark was the utilities sector, followed by the other energy sector (which includes oil service companies, as well as smaller exploration and production companies, and independent refiners) and the consumer staples sector.

Among the individual holdings that contributed to performance were Comcast Corp. (the Fund's number-one contributor), which operates hybrid fiber-coaxial broadband cable communications networks; AT&T Inc., a communications services provider; Kraft Foods, Inc., a food and beverage company; materials and processing holding, Monsanto Co., a provider of technology-based solutions and agricultural products for growers and downstream customers in the agricultural markets; and integrated oils holding Exxon Mobil Corp., an operator of petroleum and petrochemicals businesses.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P Composite 1500® Index is a broad market portfolio representing the large cap, mid cap and small cap segments of the U.S. equity market.

2  The S&P SmallCap 600® Index is comprised of 600 small-cap companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

3  The S&P 100® Index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue-chip stocks across diverse industry groups.

4  The S&P MidCap 400® Index measures the performance of the mid-size company segment of the U.S. market.

5  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92 percent of the total market capitalization of the Russell 3000 Index.

6  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You

3

can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.lordabbett.com.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the Periods Ended December 31, 2006

	1 Year	Life of Class
Class VC2	12.91%	13.13%

1  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 29, 2005.

2  The Class VC shares were first offered on April 29, 2005. Performance is at net asset value.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/06 – 12/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/06	12/31/06	7/1/06 – 12/31/06
Class VC
Actual	$1,000.00	$1,098.80	$5.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.68	$5.60

†  Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2006

Sector*	%**
Auto & Transportation	0.74%
Consumer Discretionary	7.93%
Consumer Staples	15.82%
Financial Services	13.80%
Healthcare	16.98%
Integrated Oils	3.74%
Materials & Processing	6.11%
Other	3.07%
Other Energy	2.62%
Producer Durables	5.77%
Technology	11.52%
Utilities	9.07%
Short-Term Investment	2.83%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

7

Schedule of Investments

December 31, 2006

Investments	Shares	Value (000)
COMMON STOCKS 97.12%
Aerospace 3.67%
Boeing Co. (The)	1,941	$172
Lockheed Martin Corp.	1,797	165
Northrop Grumman Corp.	893	61
United Technologies Corp.	1,697	106
Total		504
Agriculture, Fishing & Ranching 2.49%
Monsanto Co.	6,504	342
Banks 7.20%
Bank of America Corp.	4,055	216
Bank of New York Co., Inc. (The)	4,487	177
Commerce Bancorp., Inc.	1,186	42
JPMorgan Chase & Co.	2,709	131
Marshall & Ilsley Corp.	267	13
PNC Financial Services Group, Inc. (The)	802	59
SunTrust Banks, Inc.	796	67
U.S. Bancorp.	2,583	93
Wachovia Corp.	1,150	66
Wells Fargo & Co.	3,517	125
Total		989
Beverage: Brewers 0.39%
Anheuser-Busch Cos., Inc.	1,093	54
Beverage: Soft Drinks 3.10%
Coca-Cola Co. (The)	4,061	196
PepsiCo, Inc.	3,684	230
Total		426
Biotechnology Research & Production 2.69%
Amgen, Inc.*	652	45
Baxter International, Inc.	3,480	160
Genentech, Inc.*	723	59
ImClone Systems, Inc.*	3,945	106
Total		370

Investments	Shares	Value (000)
Chemicals 0.79%
Praxair, Inc.	1,832	$109
Communications Technology 3.78%
Cisco Systems, Inc.*	4,564	125
Corning, Inc.*	10,060	188
QUALCOMM Inc.	5,443	206
Total		519
Computer Services, Software & Systems 2.82%
Microsoft Corp.	7,747	231
Oracle Corp.*	6,035	104
Symantec Corp.*	2,503	52
Total		387
Computer Technology 1.39%
Hewlett-Packard Co.	1,405	58
International Business Machines Corp.	935	91
NVIDIA Corp.*	1,150	42
Total		191
Consumer Electronics 2.29%
Activision, Inc.*	9,770	168
Electronic Arts, Inc.*	2,796	141
Yahoo! Inc.*	222	6
Total		315
Consumer Products 0.77%
Kimberly-Clark Corp.	1,554	106
Copper 0.58%
Freeport-McMoRan Copper & Gold, Inc.	550	31
Phelps Dodge Corp.	409	49
Total		80
Diversified Financial Services 3.16%
American Express Co.	732	44
Citigroup, Inc.	3,725	208
Morgan Stanley	2,232	182
Total		434

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2006

Investments	Shares	Value (000)
Drug & Grocery Store Chains 2.55%
CVS Corp.	4,368	$135
Kroger Co. (The)	6,520	151
Walgreen Co.	1,425	65
Total		351
Drugs & Pharmaceuticals 9.51%
Abbott Laboratories	3,822	186
Allergan, Inc.	256	31
Bristol-Myers Squibb Co.	2,772	73
Gilead Sciences, Inc.*	2,295	149
Johnson & Johnson	3,892	257
Merck & Co., Inc.	1,182	52
Novartis AG ADR	4,308	247
Pfizer, Inc.	3,706	96
Wyeth	4,250	216
Total		1,307
Electrical Equipment & Components 1.27%
Emerson Electric Co.	3,942	174
Electronics: Medical Systems 1.40%
Medtronic, Inc.	3,587	192
Electronics: Semi-Conductors/Components 1.59%
Advanced Micro Devices, Inc.*	2,219	45
Intel Corp.	3,499	71
Texas Instruments, Inc.	3,548	102
Total		218
Electronics: Technology 1.94%
General Dynamics Corp.	1,951	145
Raytheon Co.	2,319	122
Total		267
Energy: Miscellaneous 0.31%
Valero Energy Corp.	846	43

Investments	Shares	Value (000)
Engineering & Contracting Services 0.75%
Fluor Corp.	1,268	$103
Entertainment 0.63%
Walt Disney Co. (The)	2,524	86
Financial Data Processing Services & Systems 0.31%
Automatic Data Processing, Inc.	845	42
Financial: Miscellaneous 1.30%
Federal Home Loan Mortgage Corp.	1,266	86
Federal National Mortgage Assoc.	1,553	92
Total		178
Foods 3.41%
Campbell Soup Co.	4,395	171
Kellogg Co.	1,923	96
Kraft Foods Inc., Class A	5,649	202
Total		469
Gold 1.49%
Barrick Gold Corp. (Canada)(a)	4,762	146
Newmont Mining Corp.	1,308	59
Total		205
Health & Personal Care 1.74%
Medco Health Solutions, Inc.*	3,276	175
WellPoint, Inc.*	809	64
Total		239
Healthcare Facilities 0.05%
Quest Diagnostics Inc.	134	7
Healthcare Management Services 1.00%
Caremark Rx, Inc.	1,164	67
Sierra Health Services, Inc.*	1,982	71
Total		138

See Notes to Financial Statements.
9

Schedule of Investments (continued)

December 31, 2006

Investments	Shares	Value (000)
Identification Control & Filter Devices 0.40%
Parker Hannifin Corp.	719	$55
Insurance: Multi-Line 1.32%
American International Group, Inc.	1,579	113
Hartford Financial Services Group, Inc. (The)	743	69
Total		182
Insurance: Property-Casualty 0.51%
XL Capital Ltd., Class A (Bermuda)(a)	979	70
Machinery: Construction & Handling 0.44%
Caterpillar Inc.	971	60
Machinery: Oil Well Equipment & Services 2.15%
Baker Hughes, Inc.	1,925	144
Schlumberger Ltd. (Netherlands)(a)	2,408	152
Total		296
Medical & Dental Instruments & Supplies 0.58%
St. Jude Medical, Inc.*	2,164	79
Miscellaneous: Consumer Staples 1.10%
Diageo plc ADR	1,899	151
Multi-Sector Companies 3.07%
General Electric Co.	9,502	354
Honeywell International, Inc.	1,511	68
Total		422
Oil: Crude Producers 0.15%
XTO Energy, Inc.	438	21
Oil: Integrated Domestic 0.45%
ConocoPhillips	855	62

Investments	Shares	Value (000)
Oil: Integrated International 3.29%
Chevron Corp.	1,996	$147
ExxonMobil Corp.	3,979	305
Total		452
Retail 3.92%
Best Buy Co., Inc.	1,656	81
Federated Department Stores Inc.	1,996	76
GameStop Corp.*	527	29
Home Depot, Inc. (The)	174	7
Kohl's Corp.*	717	49
Target Corp.	1,347	77
Wal-Mart Stores, Inc.	4,756	220
Total		539
Soaps & Household Chemicals 5.25%
Clorox Co. (The)	1,173	75
Colgate-Palmolive Co.	3,762	246
Procter & Gamble Co. (The)	6,245	401
Total		722
Textiles Apparel Manufacturers 0.32%
Coach, Inc.*	1,020	44
Transportation: Miscellaneous 0.74%
United Parcel Service, Inc., Class B	1,357	102
Utilities: Cable TV & Radio 1.85%
Comcast Corp., Class A*	6,073	254
Utilities: Electrical 4.49%
Dominion Resources, Inc.	1,360	114
FPL Group, Inc.	2,979	162
PG&E Corp.	3,115	148
Progress Energy, Inc.	1,676	82
Southern Co. (The)	3,019	111
Total		617

See Notes to Financial Statements.
10

Schedule of Investments (concluded)

December 31, 2006

Investments	Shares	Value (000)
Utilities: Telecommunications 2.72%
AT&T Inc.	5,274	$189
BellSouth Corp.	2,408	113
Sprint Nextel Corp.	1,287	24
Verizon Communications, Inc.	1,291	48
Total		374
Total Common Stocks (cost $12,246,189)		13,347
	Principal Amount (000)
SHORT-TERM INVESTMENT 2.82%
Repurchase Agreement
Repurchase Agreement dated 12/29/2006, 4.61% due 1/2/2007 with State Street Bank & Trust Co. collateralized by $400,000 of Federal National Mortgage Assoc. at Zero Coupon due 1/17/2007; value $399,000; proceeds: 388,377 (cost $388,179)	$388	388
Total Investments in Securities 99.94% (cost $12,634,368)		13,735
Other Assets in Excess of Liabilities 0.06%		8
Net Assets 100.00%		$13,743

  ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

December 31, 2006

ASSETS:
Investment in securities, at value (cost $12,634,368)	$13,735,278
Receivables:
Capital shares sold	47,367
Interest and dividends	16,495
From advisor	3,889
Prepaid expenses	78
Total assets	13,803,107
LIABILITIES:
Payables:
Management fee	7,690
Fund administration	439
Directors' fees	353
Accrued expenses and other liabilities	51,553
Total liabilities	60,035
NET ASSETS	$13,743,072
COMPOSITION OF NET ASSETS:
Paid-in capital	$12,569,776
Undistributed net investment income	1,456
Accumulated net realized gain on investments	70,930
Net unrealized appreciation on investments	1,100,910
Net Assets	$13,743,072
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	1,132,056
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.14

See Notes to Financial Statements.
12

Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Dividends (net of foreign withholding taxes of $450)	$163,477
Interest	24,150
Total investment income	187,627
Expenses:
Management fee	65,943
Shareholder servicing	36,686
Custody	30,728
Professional	30,662
Reports to shareholders	12,029
Fund administration	3,768
Directors' fees	308
Other	92
Gross expenses	180,216
Expense reductions (See Note 7)	(227)
Expenses assumed by advisor (See Note 3)	(76,365)
Net expenses	103,624
Net investment income	84,003
Net realized and unrealized gain:
Net realized gain on investments	104,491
Net change in unrealized appreciation on investments	999,131
Net realized and unrealized gain	1,103,622
Net Increase in Net Assets Resulting From Operations	$1,187,625

See Notes to Financial Statements.
13

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2006	April 29, 2005* to December 31, 2005
Operations:
Net investment income	$84,003	$12,711
Net realized gain on investments	104,491	19,742
Net change in unrealized appreciation on investments	999,131	101,779
Net increase in net assets resulting from operations	1,187,625	134,232
Distributions to shareholders from:
Net investment income	(83,015)	(12,256)
Net realized gain	(53,303)	–
Total distributions to shareholders	(136,318)	(12,256)
Capital share transactions (See Note 10):
Proceeds from sales of shares	7,799,581	4,964,876
Reinvestment of distributions	136,318	12,256
Cost of shares reacquired	(236,222)	(107,020)
Net increase in net assets resulting from capital share transactions	7,699,677	4,870,112
Net increase in net assets	8,750,984	4,992,088
NET ASSETS:
Beginning of period	$4,992,088	$–
End of period	$13,743,072	$4,992,088
Undistributed net investment income	$1,456	$455

* Commencement of operations.

See Notes to Financial Statements.
14

Financial Highlights

	Year Ended	4/29/2005(c) to
	12/31/2006	12/31/2005
Per Share Operating Performance
Net asset value, beginning of period	$10.86	$10.00
Investment operations:
Net investment income(a)	.10	.06
Net realized and unrealized gain	1.30	.83
Total from investment operations	1.40	.89
Distributions to shareholders from:
Net investment income	(.07)	(.03)
Net realized gain	(.05)	–

Total distributions	(.12)	(.03)
Net asset value, end of period	$12.14	$10.86

Total Return(b)	12.91%	8.87	%(d)
Ratios to Average Net Assets
Expenses, including expense reductions and expenses assumed	1.10%	.74	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.10%	1.10	%(e)
Expenses, excluding expense reductions and expenses assumed	1.91%	7.79	%(e)
Net investment income	.89%	1.41	%(e)
Supplemental Data:
Net assets, end of period (000)	$13,743	$4,992
Portfolio turnover rate	34.27%	24.42	%(d)

(a) Calculated using average shares outstanding during the period.

(b) Total return assumes the reinvestment of all distributions.

(c) Commencement of operations.

(d) Not annualized.

(e) Annualized.

See Notes to Financial Statements.
15

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Large-Cap Core Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is growth of capital and growth of income consistent with reasonable risk. The Fund offers Variable Contract class shares ("Class VC Shares"), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. Exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

16

Notes to Financial Statements (continued)

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended December 31, 2006, the effective management fee paid to Lord Abbett was at a rate of .70% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2006, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fee) did not exceed an annual rate of .40% of average daily net assets. A similar agreement is in place through April 30, 2008.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2006, the Fund incurred expenses of $34,331 for such services arrangements with certain insurance companies, which have been included in Shareholder servicing expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

17

Notes to Financial Statements (continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and 2005 are as follows:

	12/31/2006	12/31/2005
Distributions paid from:
Ordinary income	$106,050	$12,256
Net long-term capital gains	30,268	-
Total distributions paid	$136,318	$12,256

As of December 31, 2006, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income – net	$62,722
Undistributed long-term capital gains	24,437
Total undistributed earnings	$87,159
Temporary differences	(353)
Unrealized gains – net	1,086,490
Total accumulated earnings – net	$1,173,296

As of December 31, 2006, the aggregate unrealized security gains and (losses) based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$12,648,788
Gross unrealized gain	1,268,712
Gross unrealized loss	(182,222)
Net unrealized security gain	$1,086,490

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

18

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2006, have been reclassified among the components of net assets based on their tax-basis treatment as follows:

Undistributed Net Investment Income	Paid-in Capital
$13	$(13)

The permanent difference is primarily attributable to the tax treatment of certain expenses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2006 are as follows:

Purchases	Sales
$10,476,068	$3,117,259

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2006.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' Fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and

19

Notes to Financial Statements (concluded)

growth stocks may perform differently than the market as a whole and differently than each other and other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2006	Period Ended December 31, 2005*
Shares sold	681,528	468,257
Reinvestment of distributions	11,210	1,122
Shares reacquired	(20,179)	(9,882)
Increase	672,559	459,497

*  For the period April 29, 2005 (commencement of investment operations) to December 31, 2005.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund will adopt FIN 48 as of June 29, 2007 and the impact to the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. – Large-Cap Core Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – Large-Cap Core Portfolio (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – Large-Cap Core Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 16, 2007

21

Supplemental Proxy Information (Unaudited)

A meeting of the Lord Abbett Series Fund's shareholders was held on December 18, 2006. The meeting was held for the purpose of approving the election of the following nine (9) Directors:

•  E. Thayer Bigelow

•  William H.T. Bush

•  Robert B. Calhoun, Jr.

•  Robert S. Dow

•  Daria L. Foster

•  Julie A. Hill

•  Franklin W. Hobbs

•  Thomas J. Neff

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
E. Thayer Bigelow	974,105,583.544	7,722,134.430	-	-
William H.T. Bush	973,886,596.501	7,941,121.473	-	-
Robert B. Calhoun, Jr.	974,440,320.817	7,387,397.157	-	-
Robert S. Dow	973,413,290.168	8,414,427.806	-	-
Daria L. Foster	973,319,300.375	8,508,417.599	-	-
Julie A. Hill	974,180,497.446	7,647,220.528	-	-
Franklin W. Hobbs	974,525,017.914	7,302,700.060	-	-
Thomas J. Neff	974,185,147.703	7,642,570.271	-	-
James L.L. Tullis	974,413,438.295	7,414,279.679	-	-

22

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Directors

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Sholom Dinsky (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Kenneth G. Fuller (1945)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2002; formerly Portfolio Manager and Senior Vice President at Pioneer Investment Management, Inc.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 – 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Cap Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert G. Morris (1944)	Vice President	Elected in 1995	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2001	Assistant General Counsel, joined Lord Abbett in 1999.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC (2000-2003).

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

27

Approval of Advisory Contract

At meetings on December 11 and 12, 2006, the Board, including all of the Directors who are not interested persons of the Company, considered whether to approve the continuation of the existing management agreement between the Company and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2006, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance versus that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund had commenced investment operations on April 29, 2005 and accordingly it was not possible to draw conclusions about the Fund's investment performance. The Board observed that the Fund's investment performance was in the day second quintile of its performance universe for the nine-month period and in the third quintile for the one-year period and the seventeen-month period since inception. The Board also observed that the Fund's investment performance was above that of the Lipper VUF Large-Cap Core Index for the nine-month and one-year periods and below that of the Index for the seventeen-month period since inception. The Board also noted that the Series's investment objective, strategy, and investment team were identical to those of the Lord Abbett Large-Cap Core Fund and that the investment performance of the Class A shares of the Lord Abbett Large-Cap Core Fund was in the second quintile of its performance universe for the three-year period and in the first quintile for the five-year and ten-year periods. The Board also observed that the

28

Lord Abbett Large-Cap Core Fund's investment performance was above that of the Lipper Large-Cap Core Index for the three-year, five-year, and ten-year periods.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense ratio of the Fund and the expense ratios of the peer expense groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited all expenses other than management fees to forty basis points, and that the Board and Lord Abbett had agreed to a new expense reimbursement agreement with the same terms. The Board observed that the contractual and actual management and administrative services fees were approximately twenty-three basis points above the median of the peer group. The Board also observed that the total expense ratio of the Fund was approximately five basis points below the median of the peer group..

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the

29

intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures, and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2006 are available without charge, upon request, (i) by calling 888-522-2388; (ii) or on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 93.69% of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2006, $30,268 represents long-term capital gains.

31

Lord Abbett Series Fund, Inc.
  Large Cap Core Portfolio

LASFLCC-2-1206

(2/07)

This report, when not used for the general
information of shareholders of the Fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Item 2:                                                       Code of Ethics.

(a)                                  In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”).  The Code of Ethics was in effect during the fiscal year ended December 31, 2006 (the “Period”).

(b)                                 Not applicable.

(c)                                  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)                                 The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)                                  Not applicable.

(f)                                    See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

Item 3:                                                       Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of Form N-CSR.

Item 4:                                                       Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2006 and 2005 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2006	2005
Audit Fees (a)	$257,000	$250,000
Audit-Related Fees (b)	336	373
Total audit and audit-related fees	257,336	250,373

Tax Fees (c)	44,311	44,213
All Other Fees	-0-	-0-

Total Fees	$301,647	$294,586

(a) Consists of fees for audits of the Registrant’s annual financial statements.

(b) Consists of the Registrant’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

(c) Fees for the fiscal year ended December 31, 2006 and 2005 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2006 and 2005 were:

	Fiscal year ended:
	2006	2005
All Other Fees (a)	$100,000	$105,500

(a) Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant’s principal underwriter) for the fiscal years ended December 31, 2006 and 2005 were:

	Fiscal year ended:
	2006	2005
All Other Fees	$-0-	$-0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:                                                       Audit Committee of Listed Registrants.

Not applicable.

Item 6:                                                       Schedule of Investments.

Not applicable.

Item 7:                                                       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:                                                       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:                                                       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:                                                Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:                                                Controls and Procedures.

(a)                                  Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)                                 There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:                                                Exhibits.

(a)(1)                    Amendments to Code of Ethics – Not applicable.

(a)(2)                    Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT

(a)(3)                    Not applicable.

(b)                                 Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

LORD ABBETT SERIES FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 16, 2007